UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05202

The Dreyfus/Laurel Funds, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	10/31/2009

The following N-CSR relates only to the Registrant’s series listed below and does not affect Dreyfus Core Equity Fund, a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for that series as appropriate.

Dreyfus Bond Market Index Fund
Dreyfus Disciplined Stock Fund
Dreyfus Money Market Reserves
Dreyfus AMT-Free Municipal Reserves
Dreyfus Tax Managed Growth Fund
Dreyfus BASIC S&P 500 Stock Index Fund
Dreyfus U.S. Treasury Reserves
Dreyfus Small Cap Value Fund
Dreyfus Strategic Income Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

2

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

7	Understanding Your Fund s Expenses

7	Comparing Your Fund s Expenses With Those of Other Funds

8	Statement of Investments

51	Statement of Assets and Liabilities

52	Statement of Operations

53	Statement of Changes in Net Assets

55	Financial Highlights

57	Notes to Financial Statements

67	Report of Independent Registered Public Accounting Firm

68	Important Tax Information

69	Board Members Information

71	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Bond Market Index Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 2008, through October 31, 2009.

Reports of positive U.S. economic growth over the third quarter of 2009 may have signaled the end of the deep recession that technically began in December 2007. Signs that the economy finally has turned a corner include inventory rebuilding among manufacturers, improvements in home sales and prices, and an increase in consumer spending. These indicators, along with improved investor sentiment, have helped higher-yielding bonds rally during the reporting period, while a weak U.S. dollar has supported currency transactions in other global markets. Short-term securities and higher quality, corporate bond investments have participated in the rally as investors exchanged out of low-yielding cash investments, but they have so far lagged non-investment-grade counterparts. U.S.Treasury securities, still considered to rank among the safest investments in the world, continue to underperform relative to other fixed-income categories.

As the financial markets currently appear poised to enter into a new phase, the best strategy for your portfolio depends not only on your view of the economy s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risks that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Laurie Carroll, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus Bond Market Index Fund s Investor shares produced a total return of 12.70%, and its BASIC shares produced a total return of 12.99%.1 In comparison, the Barclays Capital U.S. Aggregate Index (the Index ) achieved a total return of 13.79% for the same period.2

The U.S. bond market produced positive absolute returns during the reporting period, as improving investor sentiment resulted in a reversal of the flight to quality seen earlier in the calendar year. As their risk appetites increased, investors returned to higher-yielding market sectors, where gains were most prevalent among commercial mortgage-backed securities and corporate bonds, many of which benefited from liquidity programs adopted by government and monetary authorities.

The Fund s Investment Approach

The fund seeks to match the total return of the Index.To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index. To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 1,500 securities as compared to 8,800 securities in the Index.The fund s average duration a measure of sensitivity to changing interest rates generally remains neutral to the Index.As of October 31, 2009, the average duration of the fund was approximately 4.42 years.

Fixed-Income Securities Aided by Government Actions

When the reporting period began, the U.S. economic outlook remained relatively bleak as job losses continued to mount and tight credit condi-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

tions weighed on consumer sentiment and spending. Only a few months earlier, the U.S. government had introduced a number of new and, in some cases, unprecedented programs in an attempt to alleviate some of the adverse effects of the ongoing financial crisis and recession. Remedial programs included theTemporary Liquidity Guarantee Program adopted by the Federal Deposit Insurance Corporation (FDIC) to encourage liquidity in the Interbank lending market by allowing banks to issue debt guaranteed by the FDIC. At the same time, the Federal Reserve Board (the Fed ) announced that it would inject additional liquidity into the markets by purchasing up to $750 billion of agency mortgage-backed securities, increasing its purchases of agency debentures by up to $100 billion, and purchasing up to $300 billion of longer-term U.S.Treasury securities.The Fed also made it clear that it would employ all available tools to stimulate the economy, improve market liquidity and achieve greater price stability in the bond markets.Therefore, by the end of 2008, the Fed had lowered its overnight federal funds rate to the record-low range of between 0% and 0.25%.

Investors Favored Higher-Yielding Bonds

The bond markets were buoyed by the midway point of the reporting period by signs that these remedial programs were gaining traction. In a reversal of market sentiment, investors began to feel more comfortable taking on risk in higher-yielding market sectors, and the bond market staged an impressive rally. Commercial mortgage-backed securities and corporate bonds, which experienced some of the market s steepest declines in 2008, posted some of the reporting period s stronger returns. For example, the troubled financials sector proved to be one of the corporate bond market s best-performing segments over the reporting period. All industry groups within the financials sector performed well, including brokerage, banking and insurance companies. In the industrials sector, consumer cyclicals (including home construction) and utilities achieved especially strong gains, rebounding from the lows reached during the recession and financial crisis.

Mortgage-backed securities, which comprise over one-third of the Index, also rebounded from their lows.These securities tend to perform well when interest rates are stable and fewer homeowners refinance their mortgages, primarily because it reduces the risk of larger-than-expected prepayments of existing mortgages.

On the other hand, U.S. Treasury securities and U.S. government agency securities gave back some of the gains achieved during the fall of 2008, as investors sought opportunities in other, higher-yielding areas of the bond market.

Mirroring the Index s Composition

As an index fund, we attempt to replicate the returns of the Index by closely approximating its composition. As of October 31, 2009, approximately 36% of the fund s assets were invested in mortgage-backed securities, 3% in commercial mortgage-backed securities, 18% in corporate bonds and asset-backed securities, 31% in U.S. Treasury securities and 12% in U.S. government agency bonds. In addition, all of the fund s corporate securities were at least BBB-rated or better at the end of the reporting period, and the fund has maintained an overall credit quality that is closely aligned with that of the Index.

November 16, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund s returns would have been lower.The undertaking is no longer in effect.
2	SOURCE: LIPPER INC. Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Bond Market Index Fund BASIC shares and Investor shares and the Barclays Capital U.S. Aggregate Index

Average Annual Total Returns as of 10/31/09
	1 Year	5 Years	10 Years

BASIC shares	12.99%	4.89%	6.06%
Investor shares	12.70%	4.65%	5.81%

Source: Lipper Inc.
Past performance is not predictive of future performance.The fund s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in both the BASIC shares and Investor shares of Dreyfus Bond
Market Index Fund on 10/31/99 to a $10,000 investment made in the Barclays Capital U.S. Aggregate Index (the
Index ) on that date. All dividends and capital gain distributions are reinvested.
The fund s performance shown in the line graph takes into account all applicable fees and expenses on both BASIC and
Investor shares.The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund s prospectus or talk to your financial adviser.

Review your fund s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Investor Shares	BASIC Shares

Expenses paid per $1,000	$ 2.06	$ .77
Ending value (after expenses)	$1,048.00	$1,049.40

COMPARING YOUR FUND S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Investor Shares	BASIC Shares

Expenses paid per $1,000	$ 2.04	$ .77
Ending value (after expenses)	$1,023.19	$1,024.45

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2009

	Coupon	Maturity	Principal
Bonds and Notes 98.7%	Rate (%)	Date	Amount ($)	Value ($)

Aerospace & Defense .4%
Boeing,
Sr. Unscd. Notes	6.00	3/15/19	2,000,000	2,223,018
Boeing,
Sr. Unscd. Bonds	7.25	6/15/25	150,000	174,327
General Dynamics,
Gtd. Notes	4.25	5/15/13	125,000	132,829
Lockheed Martin,
Sr. Unscd. Notes, Ser. B	6.15	9/1/36	455,000	503,365
Northrop Grumman Systems,
Gtd. Debs.	7.75	3/1/16	540,000	651,056
Raytheon,
Sr. Unscd. Notes	4.85	1/15/11	125,000	129,813
Raytheon,
Sr. Unscd. Debs.	7.20	8/15/27	150,000	182,722
United Technologies,
Sr. Unscd. Notes	4.88	5/1/15	2,750,000	3,002,711
United Technologies,
Sr. Unscd. Notes	6.70	8/1/28	50,000	58,050
United Technologies,
Sr. Unscd. Debs.	8.75	3/1/21	50,000	66,651
				7,124,542
Agriculture .3%
Altria Group,
Gtd. Notes	9.25	8/6/19	1,100,000	1,335,892
Altria Group,
Gtd. Notes	9.70	11/10/18	1,850,000	2,281,257
Archer Daniels,
Sr. Unscd. Notes	5.45	3/15/18	130,000	140,260
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	760,000	818,841
Reynolds American,
Gtd. Notes	7.63	6/1/16	170,000	183,354
				4,759,604
Asset Backed Certificates .0%
CPL Transition Funding,
Ser. 2002-1, Cl. A4	5.96	7/15/15	550,000	603,296
Asset-Backed Ctfs./
Auto Receivables .0%
Honda Auto Receivables Owner
Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	700,000	724,557

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Ctfs./
Credit Cards .1%
Bank One Issuance Trust,
Ser. 2003-C3, Cl. C3	4.77	2/16/16	200,000		199,923
Capital One Multi-Asset Execution
Trust, Ser. 2007-A7, Cl. A7	5.75	7/15/20	565,000		623,822
Citibank Credit Card Issuance
Trust, Ser. 2005-A4, Cl. A4	4.40	6/20/14	500,000		531,455
Citibank Credit Card Issuance
Trust, Ser. 2003-A10, Cl. A10	4.75	12/10/15	500,000		537,167
					1,892,367
Asset-Backed Ctfs./
Home Equity Loans .0%
Centex Home Equity,
Ser. 2005-C, Cl. AF5	5.05	6/25/35	200,000	[a]	182,666
Automobile Manufacturers .1%
Daimler Finance North America,
Gtd. Notes	6.50	11/15/13	225,000		245,176
Daimler Finance North America,
Gtd. Notes	7.30	1/15/12	400,000	[b]	435,870
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	200,000		245,256
					926,302
Banks 3.2%
Bank of America,
Gtd. Notes	3.13	6/15/12	3,000,000	[b]	3,125,823
Bank of America,
Sr. Unscd. Notes	5.13	11/15/14	350,000		363,015
Bank of America,
Sr. Unscd. Notes	5.38	6/15/14	275,000		287,974
Bank of America,
Sr. Unscd. Notes	5.63	10/14/16	575,000		589,691
Bank of America,
Sr. Unscd. Notes,
Ser. L	5.65	5/1/18	965,000		976,987
Bank of America,
Sr. Unscd. Notes	5.75	12/1/17	2,450,000		2,495,176
Bank of America,
Jr. Sub. Notes	7.80	2/15/10	500,000		508,571
Bank One,
Sub. Notes	5.90	11/15/11	500,000		537,819

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Banks (continued)
Barclays Bank,
Sr. Unscd. Notes	6.75	5/22/19	1,300,000	[b]	1,464,419
BB & T,
Sr. Notes	3.38	9/25/13	3,400,000		3,429,135
BB & T,
Sub. Notes	4.75	10/1/12	325,000	[b]	340,175
BB & T,
Sub. Notes	4.90	6/30/17	150,000		145,081
Citigroup,
Gtd. Bonds	2.13	4/30/12	3,500,000		3,569,209
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	4,400,000		4,589,006
Credit Suisse New York,
Sub. Notes	6.00	2/15/18	1,400,000		1,477,757
Deutsche Bank AG London,
Sr. Unscd. Notes	6.00	9/1/17	845,000		923,473
Dresdner Bank,
Sub. Notes	7.25	9/15/15	145,000		141,548
Fifth Third Bank,
Sr. Unscd. Notes	4.20	2/23/10	200,000		201,450
Fifth Third Bank,
Sub. Notes	8.25	3/1/38	1,000,000		965,416
First Tennessee Bank,
Sub. Notes	5.65	4/1/16	250,000		217,517
Fleet Financial Group,
Sub. Notes	7.38	12/1/09	175,000		175,785
Golden West Financial,
Sr. Unscd. Notes	4.75	10/1/12	1,000,000		1,050,633
Goldman Sachs Group,
Gtd. Notes	3.25	6/15/12	4,350,000	[b]	4,549,761
HSBC Holdings,
Sub. Notes	6.50	5/2/36	1,350,000		1,484,896
HSBC Holdings,
Sub. Notes	6.50	9/15/37	555,000		610,364
JP Morgan Chase,
Sub. Notes	6.00	10/1/17	150,000		160,022
KeyBank,
Sub. Notes	6.95	2/1/28	100,000		88,064
KFW,
Gov t Gtd. Bonds	4.00	10/15/13	1,400,000		1,488,484

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Banks (continued)
KFW,
Gov t Gtd. Bonds	4.13	10/15/14	1,200,000		1,280,711
KFW,
Gov t Gtd. Bonds	4.50	7/16/18	1,800,000		1,903,862
KFW,
Gov t Gtd. Notes	4.88	1/17/17	1,240,000		1,354,924
KFW,
Gov t Gtd. Bonds	5.13	3/14/16	625,000		692,250
KFW,
Gov t Gtd. Notes	8.00	2/15/10	35,000		35,750
Korea Development Bank,
Sr. Unscd. Notes	5.50	11/13/12	350,000	[b]	370,946
Mercantile Bankshares,
Sub. Notes, Ser. B	4.63	4/15/13	200,000		203,524
Morgan Stanley,
Sr. Unscd. Notes	7.30	5/13/19	1,300,000		1,459,062
National City Bank,
Sr. Unscd. Notes	4.50	3/15/10	1,275,000		1,289,215
National City,
Sub. Notes	6.88	5/15/19	1,800,000		1,946,579
NationsBank,
Sub. Notes	7.80	9/15/16	235,000		257,699
Oesterreichische Kontrollbank,
Gov t Gtd. Notes	4.88	2/16/16	1,500,000	[b]	1,616,934
PNC Funding,
Bank Gtd. Notes	5.25	11/15/15	225,000		230,901
Rentenbank,
Gov t Gtd. Bonds	5.13	2/1/17	950,000		1,027,918
Royal Bank of Scotland Group,
Sub. Notes	5.00	10/1/14	175,000		159,344
Royal Bank of Scotland Group,
Sr. Sub. Notes	6.38	2/1/11	410,000		410,524
SouthTrust,
Sub. Notes	5.80	6/15/14	500,000	[b]	525,805
Sovereign Bancorp,
Sr. Unscd. Notes	4.80	9/1/10	500,000	[a]	514,406
State Street Bank & Trust,
Sub. Notes	5.25	10/15/18	200,000		208,473
Suntrust Capital VIII,
Gtd. Secs.	6.10	12/1/66	335,000	[a]	237,651

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banks (continued)
U.S. Bank,
Sub. Notes	4.95	10/30/14	45,000	48,443
U.S. Bank,
Sub. Notes	6.38	8/1/11	100,000	108,001
UBS,
Sub. Notes	5.88	7/15/16	75,000	75,466
UBS,
Sr. Unscd. Notes	5.88	12/20/17	760,000	781,831
Union Planters,
Sr. Unscd. Notes	4.38	12/1/10	400,000	398,004
Wachovia Bank,
Sub. Notes	5.00	8/15/15	250,000	257,785
Wachovia Bank,
Sub. Notes	6.60	1/15/38	415,000	453,468
Wachovia,
Sub. Notes	5.25	8/1/14	200,000	208,116
Wachovia,
Sr. Unscd. Notes	5.75	2/1/18	1,100,000	1,151,453
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	2,140,000	2,229,435
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	420,000	450,335
Wells Fargo Bank,
Sub. Notes	5.75	5/16/16	875,000	911,286
Westpac Banking,
Sub. Notes	4.63	6/1/18	500,000	481,398
				59,238,750
Building & Construction .0%
CRH America,
Gtd. Notes	5.30	10/15/13	500,000	519,818
Chemicals .4%
Dow Chemical,
Sr. Unscd. Notes	6.00	10/1/12	2,200,000	2,352,614
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	1,700,000	1,944,008
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	5.25	12/15/16	1,900,000	2,041,670
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	6.00	7/15/18	560,000	629,944

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Chemicals (continued)
Lubrizol,
Gtd. Notes	5.50	10/1/14	150,000		161,559
Potash of Saskatchewan,
Sr. Unscd. Notes	7.75	5/31/11	200,000		219,130
Praxair,
Sr. Unscd. Notes	6.38	4/1/12	100,000		110,616
					7,459,541
Commercial Mortgage
Pass-Through Ctfs. 3.0%
Asset Securitization,
Ser. 1995-D1, Cl. A2	7.59	7/11/27	6,476		6,537
Banc of America Commercial
Mortgage, Ser. 2005-3, Cl. A4	4.67	7/10/43	1,000,000		978,370
Banc of America Commercial
Mortgage, Ser. 2005-4, Cl. A5B	5.00	7/10/45	1,800,000	[a]	1,507,766
Banc of America Commercial
Mortgage, Ser. 2007-1, Cl. A4	5.45	1/15/49	1,000,000		928,342
Banc of America Commercial
Mortgage, Ser. 2000-2, Cl. A2	7.20	9/15/32	430,705	[a]	434,102
Banc of America Commercial
Mortgage, Ser. 2007-4, Cl. A4	5.94	2/10/51	300,000	[a]	279,548
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12,
Cl. A4	4.68	8/13/39	350,000	[a]	352,347
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T10,
Cl. A2	4.74	3/13/40	400,000		411,015
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR9,
Cl. A4A	4.87	9/11/42	900,000		875,723
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW14,
Cl. A4	5.20	12/11/38	2,630,000		2,503,424
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. A4	5.90	9/11/38	850,000	[a]	867,628
Bear Stearns Commercial Mortgage
Securities, Ser. 2002-TOP6,
Cl. A2	6.46	10/15/36	175,000		185,869

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Bear Stearns Commercial Mortgage
Securities, Ser. 2001-TOP2,
Cl. A2	6.48	2/15/35	230,000		238,095
Chase Commercial Mortgage
Securities, Ser. 2000-3, Cl. A2	7.32	10/15/32	384,871		396,797
Chase Commercial Mortgage
Securities, Ser. 2000-2, Cl. A2	7.63	7/15/32	237,163		243,058
Citigroup Commercial Mortgage
Trust, Ser. 2006-C4, Cl. A3	5.73	3/15/49	225,000	[a]	219,724
Citigroup Commercial Mortgage
Trust, Ser. 2008-C7, Cl. A4	6.30	12/10/49	1,100,000	[a]	1,029,190
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2005-CD1,
Cl. A4	5.23	7/15/44	1,900,000	[a]	1,931,475
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2,
Cl. A4	5.36	1/15/46	85,000	[a]	82,958
Commercial Mortgage Pass-Through
Certificates, Ser. 2005-LP5,
Cl. A2	4.63	5/10/43	762,516		765,582
Credit Suisse Mortgage Capital
Certificates, Ser. 2006-C3,
Cl. A3	5.83	6/15/38	1,500,000	[a]	1,325,253
CS First Boston Mortgage
Securities, Ser. 2004-C3,
Cl. A5	5.11	7/15/36	1,245,000	[a]	1,246,135
CS First Boston Mortgage
Securities, Ser. 2002-CKP1,
Cl. A3	6.44	12/15/35	675,000		720,531
CS First Boston Mortgage
Securities, Ser. 2001-CK3,
Cl. A4	6.53	6/15/34	374,779		391,223
CS First Boston Mortgage
Securities, Ser. 2000-C1,
Cl. A2	7.55	4/15/62	134,541		136,723
CWCapital Cobalt,
Ser. 2007-C3, Cl. A4	5.82	5/15/46	1,000,000	[a]	890,675
DLJ Commercial Mortgage,
Ser. 2000-CKP1, Cl. A1B	7.18	11/10/33	351,399		360,976

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
GE Capital Commercial Mortgage,
Ser. 2002-1A, Cl. A3	6.27	12/10/35	1,250,000		1,331,391
GMAC Commercial Mortgage
Securities, Ser. 2003-C1, Cl. B	4.19	5/10/36	4,700,000		4,190,413
Greenwich Capital Commercial
Funding, Ser. 2005-GG5, Cl. A5	5.22	4/10/37	1,000,000	[a]	968,248
GS Mortgage Securities II,
Ser. 2005-GG4, Cl. A3	4.61	7/10/39	775,000		773,980
GS Mortgage Securities II,
Ser. 2007-GG10, Cl. A4	6.00	8/10/45	1,000,000	[a]	842,135
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-CB8, Cl. A4	4.40	1/12/39	1,000,000		968,405
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	600,000	[a]	593,886
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-LN2, Cl. A2	5.12	7/15/41	150,000		148,606
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LDPX, Cl. A3	5.42	1/15/49	1,200,000		1,054,062
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB18, Cl. A4	5.44	6/12/47	350,000		319,218
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-LDP8, Cl. A3B	5.45	5/15/45	225,000		221,710
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. A4	5.48	12/12/44	500,000	[a]	492,143
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. A4	5.79	2/12/51	1,000,000	[a]	908,957
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LD11, Cl. A4	5.82	6/15/49	1,855,000	[a]	1,713,187
LB-UBS Commercial Mortgage Trust,
Ser. 2003-C3, Cl. A4	4.17	5/15/32	475,000		475,670

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A6	4.79	10/15/29	4,028,000	[a]	3,894,778
LB-UBS Commercial Mortgage Trust,
Ser. 2005-C3, Cl. AJ	4.84	7/15/40	500,000		392,417
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C6, Cl. A6	5.02	8/15/29	275,000	[a]	258,944
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Cl. A3	5.43	2/15/40	1,200,000		1,020,698
LB-UBS Commercial Mortgage Trust,
Ser. 2000-C3, Cl. A2	7.95	5/15/25	450,118	[a]	452,121
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A4	5.24	11/12/35	500,000	[a]	511,928
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6	5.41	11/12/37	375,000	[a]	377,059
Merrill Lynch Mortgage Trust,
Ser. 2007-C1, Cl. A4	5.83	6/12/50	1,000,000	[a]	859,823
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. A4	5.75	6/12/50	1,200,000	[a]	1,013,320
Morgan Stanley Capital I,
Ser. 2004-T13, Cl. A4	4.66	9/13/45	1,000,000		1,003,694
Morgan Stanley Capital I,
Ser. 2004-T15, Cl. A4	5.27	6/13/41	3,160,000	[a]	3,151,956
Morgan Stanley Capital I,
Ser. 2007-IQ14, Cl. A4	5.69	4/15/49	1,300,000	[a]	1,105,049
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A4	5.73	7/12/44	500,000	[a]	497,362
Morgan Stanley Dean Witter Capital
I, Ser. 2003-HQ2, Cl. A2	4.92	3/12/35	500,000		510,066
Morgan Stanley Dean Witter Capital
I, Ser. 2001-TOP1, Cl. A4	6.66	2/15/33	108,031		111,558
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A7	5.12	7/15/42	800,000	[a]	791,896
Wachovia Bank Commercial Mortgage
Trust, Ser. 2004-C11, Cl. A5	5.22	1/15/41	800,000	[a]	783,782
Wachovia Bank Commercial Mortgage
Trust, Ser. 2007-C31, Cl. A4	5.51	4/15/47	2,500,000		2,036,031
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C28, Cl. A3	5.68	10/15/48	150,000		143,287

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C27, Cl. A3	5.77	7/15/45	1,150,000	[a]	1,110,897
					54,337,743
Consumer Products .2%
Avon Products,
Sr. Unscd. Notes	4.20	7/15/18	250,000		245,254
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	2,625,000		2,886,114
Procter & Gamble,
Sr. Unscd. Notes	5.55	3/5/37	300,000		317,702
					3,449,070
Diversified Financial Services 4.6%
AEP Texas Central Transition
Funding, Sr. Scd. Bonds,
Ser. A-4	5.17	1/1/18	250,000		275,136
AEP Texas Central Transition
Funding, Sr. Scd. Bonds,
Ser. A-5	5.31	7/1/20	45,000		49,222
American Express,
Sr. Unscd. Notes	6.15	8/28/17	700,000		739,311
American Express,
Sr. Unscd. Notes	7.00	3/19/18	2,600,000		2,878,166
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	100,000		107,002
Bear Stearns,
Sub. Notes	5.55	1/22/17	500,000		513,227
Bear Stearns,
Sr. Unscd. Notes	6.40	10/2/17	540,000		591,150
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	270,000		309,319
BP Capital Markets,
Gtd. Notes	5.25	11/7/13	2,500,000		2,761,643
Capital One Bank,
Sr. Unscd. Notes	5.13	2/15/14	200,000	[b]	211,100
Capital One Capital III,
Gtd. Cap. Secs.	7.69	8/15/36	200,000		174,500
Caterpillar Financial Services,
Sr. Unscd. Notes	6.13	2/17/14	2,600,000		2,892,492

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
Citigroup Funding,
Gtd. Notes	1.88	10/22/12	4,900,000		4,919,884
Citigroup,
Sub. Notes	5.00	9/15/14	3,230,000		3,188,171
Citigroup,
Sr. Unscd. Notes	6.00	2/21/12	1,075,000		1,143,917
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	885,000		904,598
Citigroup,
Sub. Notes	6.13	8/25/36	575,000		513,467
Citigroup,
Sr. Unscd. Debs.	6.63	1/15/28	100,000		97,958
Citigroup,
Sr. Unscd. Notes	6.88	3/5/38	700,000		730,446
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	750,000		764,774
Credit Suisse USA,
Gtd. Notes	5.38	3/2/16	200,000	[b]	212,627
Credit Suisse USA,
Gtd. Notes	5.50	8/15/13	1,000,000	[b]	1,089,938
Credit Suisse USA,
Gtd. Notes	6.50	1/15/12	1,300,000		1,424,654
General Electric Capital,
Gtd. Notes	2.13	12/21/12	4,000,000		4,051,308
General Electric Capital,
Gtd. Notes	2.20	6/8/12	3,000,000	[b]	3,055,341
General Electric Capital,
Sr. Unscd. Notes	5.00	1/8/16	375,000	[b]	382,728
General Electric Capital,
Sr. Unscd. Notes	5.25	10/19/12	5,700,000	[b]	6,130,293
General Electric Capital,
Sr. Unscd. Notes, Ser. A	5.45	1/15/13	650,000		691,729
General Electric Capital,
Sr. Unscd. Notes	5.63	9/15/17	1,000,000		1,034,779
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	1,335,000		1,376,293
General Electric Capital,
Sr. Unscd. Notes	5.88	1/14/38	500,000		479,386

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
General Electric Capital,
Sr. Unscd. Notes, Ser. A	6.75	3/15/32	1,445,000		1,523,179
Goldman Sachs Capital I,
Gtd. Cap. Secs	6.35	2/15/34	350,000		332,545
Goldman Sachs Group,
Sr. Unscd. Notes	4.75	7/15/13	2,800,000		2,943,427
Goldman Sachs Group,
Sr. Unscd. Notes	5.95	1/18/18	15,000		15,831
Goldman Sachs Group,
Sr. Unscd. Notes	6.13	2/15/33	475,000		495,465
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	680,000		725,812
Goldman Sachs Group,
Sr. Unscd. Notes	6.25	9/1/17	190,000		203,597
Goldman Sachs Group,
Sr. Unscd. Notes	6.60	1/15/12	2,725,000		2,969,037
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	630,000		665,693
Goldman Sachs Group,
Sr. Unscd. Notes	7.50	2/15/19	1,000,000		1,171,414
Household Finance,
Sr. Unscd. Notes	4.75	7/15/13	700,000	[b]	728,482
Household Finance,
Sr. Unscd. Notes	8.00	7/15/10	630,000		659,149
HSBC Finance,
Sr. Unscd. Notes	5.50	1/19/16	2,625,000	[b]	2,734,833
International Lease Finance,
Sr. Unscd. Notes	4.75	1/13/12	250,000		204,972
International Lease Finance,
Sr. Unscd. Notes	5.00	4/15/10	1,200,000	[b]	1,184,021
International Lease Finance,
Sr. Unscd. Notes	5.65	6/1/14	350,000		264,571
Jefferies Group,
Sr. Unscd. Debs	6.25	1/15/36	200,000		157,053
Jefferies Group,
Sr. Unscd. Debs	6.45	6/8/27	35,000	[b]	29,674
JP Morgan Chase Capital XX,
Gtd. Notes, Ser. T	6.55	9/29/36	50,000		46,765

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
JP Morgan Chase XVII,
Gtd. Debs., Ser. Q	5.85	8/1/35	310,000		275,734
JPMorgan Chase & Co.,
Gtd. Notes	3.13	12/1/11	2,500,000	[b]	2,603,298
JPMorgan Chase & Co.,
Sub. Notes	5.13	9/15/14	2,525,000		2,675,202
JPMorgan Chase & Co.,
Sub. Notes	5.15	10/1/15	250,000		264,324
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	2,000,000		2,144,796
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	650,000		722,137
JPMorgan Chase & Co.,
Sub. Notes	6.75	2/1/11	1,000,000		1,058,479
Merrill Lynch & Co.,
Sr. Unscd. Notes	5.45	7/15/14	565,000		590,892
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.05	8/15/12	1,235,000		1,324,235
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	575,000		576,172
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	65,000		67,284
Merrill Lynch & Co.,
Notes	6.88	4/25/18	1,450,000		1,563,737
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	11/15/18	150,000		160,524
Morgan Stanley,
Gtd. Notes	1.95	6/20/12	2,000,000	[b]	2,027,740
Morgan Stanley,
Sub. Notes	4.75	4/1/14	1,580,000		1,586,304
Morgan Stanley,
Sr. Unscd. Notes	5.45	1/9/17	1,100,000		1,110,688
Morgan Stanley,
Sr. Unscd. Notes	5.75	10/18/16	175,000		181,103
Morgan Stanley,
Sr. Unscd. Notes	6.63	4/1/18	1,100,000		1,180,931
Morgan Stanley,
Sr. Unscd. Notes	7.25	4/1/32	300,000		343,225

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
National Rural Utilities
Cooperative Finance, Coll.
Trust Bonds	4.38	10/1/10	600,000		619,109
National Rural Utilities
Cooperative Finance, Coll.
Trust Bonds	5.45	2/1/18	1,100,000		1,166,007
SLM,
Sr. Unscd. Notes, Ser. A	5.00	10/1/13	100,000		83,161
SLM,
Sr. Unscd. Notes, Ser. A	5.00	4/15/15	450,000		355,212
Toyota Motor Credit,
Sr. Unscd. Notes	4.35	12/15/10	150,000	[b]	152,927
					83,583,300
Diversified Metals & Mining .4%
Alcan,
Sr. Unscd. Debs.	7.25	3/15/31	350,000		391,591
Alcoa,
Sr. Unscd. Notes	5.72	2/23/19	612,000		588,688
Alcoa,
Sr. Unscd. Notes	6.00	1/15/12	250,000	[b]	263,926
BHP Finance USA,
Gtd. Notes	4.80	4/15/13	1,175,000		1,253,828
Freeport-McMoRan Cooper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	895,000		963,459
Inco,
Unsub. Bonds	7.20	9/15/32	100,000		104,417
Noranda,
Gtd. Notes	5.50	6/15/17	165,000		158,477
Rio Tinto Finance USA,
Gtd. Notes	6.50	7/15/18	1,820,000		1,988,066
Vale Overseas,
Gtd. Notes	6.25	1/23/17	510,000		534,429
Vale Overseas,
Gtd. Notes	6.88	11/21/36	900,000		907,740
					7,154,621
Electric Utilities 1.4%
Cincinnati Gas & Electric,
Sr. Unscd. Bonds	5.70	9/15/12	185,000		202,682

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	150,000	156,738
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 05-A	5.30	3/1/35	175,000	169,976
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	600,000	651,042
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/36	200,000	219,106
Constellation Energy Group,
Sr. Unscd. Notes	7.00	4/1/12	225,000 [b]	242,568
Constellation Energy Group,
Sr. Unscd. Notes	7.60	4/1/32	250,000	267,972
Consumers Energy,
First Mortgage Bonds, Ser. P	5.50	8/15/16	200,000	214,191
Dominion Resources,
Sr. Unscd. Notes, Ser. C	5.15	7/15/15	2,075,000	2,204,717
Dominion Resources,
Sr. Unscd. Notes, Ser. E	6.30	3/15/33	100,000	107,537
Duke Energy Carolinas,
First Mortgage Bonds	6.00	1/15/38	710,000	786,603
Duke Energy Carolinas,
Sr. Unscd. Notes	6.25	1/15/12	75,000	81,587
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	2,500,000	2,597,502
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	7,000	7,569
FirstEnergy,
Sr. Unscd. Notes, Ser. C	7.38	11/15/31	1,210,000	1,346,594
Florida Power & Light,
First Mortgage Bonds	5.63	4/1/34	1,100,000	1,154,621
Florida Power & Light,
First Mortgage Debs.	5.65	2/1/35	25,000	26,456
Florida Power,
First Mortgage Bonds	6.40	6/15/38	1,000,000	1,151,081
Hydro-Quebec,
Gov t Gtd. Debs., Ser. HH	8.50	12/1/29	200,000	270,541
Hydro-Quebec,
Gov t Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	28,463
MidAmerican Energy Holdings,
Sr. Unscd. Notes	5.88	10/1/12	950,000	1,037,000

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Electric Utilities (continued)
MidAmerican Energy Holdings,
Sr. Unscd. Bonds	6.13	4/1/36	1,250,000		1,337,871
NiSource Finance,
Gtd. Notes	5.40	7/15/14	150,000		155,276
NiSource Finance,
Gtd. Notes	6.40	3/15/18	1,700,000		1,755,340
Northern States Power,
First Mortgage Bonds	6.25	6/1/36	750,000		849,630
Ohio Power,
Sr. Unscd. Notes, Ser. F	5.50	2/15/13	1,500,000		1,586,690
Oncor Electric Delivery,
Sr. Scd. Debs.	7.00	9/1/22	170,000		197,202
Oncor Electric Delivery,
Sr. Scd. Notes	7.00	5/1/32	250,000		285,332
Pacific Gas & Electric,
Sr. Unscd. Bonds	4.80	3/1/14	100,000		106,560
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	465,000		508,218
Pacific Gas & Electric,
Sr. Unscd. Notes	6.25	3/1/39	750,000		847,940
Pacificorp,
First Mortgage Bonds	5.75	4/1/37	335,000		356,088
Progress Energy,
Sr. Unscd. Notes	7.10	3/1/11	500,000		530,945
Progress Energy,
Sr. Unscd. Notes	7.75	3/1/31	480,000		596,302
Public Service Company of
Colorado, First Mortgage
Bonds, Ser. 10	7.88	10/1/12	350,000		406,349
Public Service Electric & Gas,
Scd. Notes, Ser. D	5.25	7/1/35	230,000		228,029
South Carolina Electric & Gas,
First Mortgage Bonds	6.63	2/1/32	200,000	[b]	234,039
Southern California Edison,
First Mortgage Notes,
Ser. 08-A	5.95	2/1/38	70,000	[b]	77,599
Southern California Edison,
Sr. Unscd. Notes	6.65	4/1/29	450,000	[b]	501,980
Southern California Gas,
First Mortgage Bonds, Ser. HH	5.45	4/15/18	100,000		108,314

The Fund 23

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Electric Utilities (continued)
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	2,000,000		2,097,190
SouthWestern Electric Power,
Sr. Unscd. Notes, Ser. F	5.88	3/1/18	150,000		156,584
Virginia Electric & Power,
Sr. Unscd. Notes, Ser. A	5.40	1/15/16	500,000		530,531
					26,378,555
Food & Beverages .8%
Anheuser-Busch Cos.,
Sr. Unscd. Bonds	5.00	1/15/15	1,000,000		1,051,310
Anheuser-Busch Cos.,
Sr. Unscd. Notes	5.50	1/15/18	145,000	[b]	148,688
Bottling Group,
Gtd. Notes	4.63	11/15/12	350,000		377,664
Coca-Cola Enterprises,
Sr. Unscd. Debs.	6.70	10/15/36	250,000	[b]	302,157
Coca-Cola Enterprises,
Sr. Unscd. Debs.	6.95	11/15/26	175,000		208,989
Coca-Cola Enterprises,
Sr. Unscd. Debs.	8.50	2/1/22	100,000		133,774
ConAgra Foods,
Sr. Unscd. Notes	7.00	10/1/28	350,000		380,283
Diageo Capital,
Gtd. Notes	5.75	10/23/17	720,000		785,976
Diageo Finance,
Gtd. Notes	5.30	10/28/15	125,000		136,539
General Mills,
Sr. Unscd. Notes	5.70	2/15/17	1,300,000		1,420,489
General Mills,
Sr. Unscd. Notes	6.00	2/15/12	125,000		136,101
H.J. Heinz,
Sr. Unscd. Debs.	6.38	7/15/28	100,000		104,572
Hershey,
Sr. Unscd. Notes	5.30	9/1/11	750,000		802,079
Hershey,
Sr. Unscd. Debs.	8.80	2/15/21	30,000		39,231
Kellogg,
Sr. Unscd. Debs., Ser. B	7.45	4/1/31	340,000		431,099
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	2,975,000		3,158,299

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Food & Beverages (continued)
Kraft Foods,
Sr. Unscd. Notes	6.25	6/1/12	225,000		244,481
Kroger,
Gtd. Notes	7.50	4/1/31	800,000	[b]	972,762
Nabisco,
Sr. Unscd. Debs.	7.55	6/15/15	640,000		732,323
Pepsi Bottling Group,
Gtd. Notes, Ser. B	7.00	3/1/29	800,000		965,880
Pepsico,
Sr. Unscd. Notes	7.90	11/1/18	1,000,000		1,258,868
Safeway,
Sr. Unscd. Notes	4.95	8/16/10	125,000		128,909
Safeway,
Sr. Unscd. Notes	5.80	8/15/12	210,000		229,808
Sara Lee,
Sr. Unscd. Notes	6.25	9/15/11	300,000	[b]	323,993
SYSCO,
Sr. Unscd. Notes	5.38	9/21/35	350,000		358,889
					14,833,163
Foreign/Governmental 2.5%
Asian Development Bank,
Sr. Notes	2.75	5/21/14	3,500,000		3,545,804
Asian Development Bank,
Sr. Unsub. Notes	4.50	9/4/12	1,750,000		1,883,182
European Investment Bank,
Sr. Unscd. Notes	3.25	2/15/11	2,000,000		2,068,906
European Investment Bank,
Sr. Unscd. Bonds	3.25	5/15/13	2,600,000		2,705,277
European Investment Bank,
Sr. Unscd. Notes	4.63	5/15/14	500,000		544,703
European Investment Bank,
Sr. Unscd. Bonds	4.63	10/20/15	350,000		382,348
European Investment Bank,
Sr. Unscd. Bonds	4.88	1/17/17	850,000		929,915
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	1,600,000		1,779,243
Federal Republic of Brazil,
Sr. Unscd. Bonds	6.00	1/17/17	2,270,000		2,437,980
Federal Republic of Brazil,
Sr. Unscd. Bonds	7.13	1/20/37	575,000		665,563

The Fund 25

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Foreign/Governmental (continued)
Federal Republic of Brazil,
Unscd. Bonds	8.25	1/20/34	1,000,000	1,290,000
Federal Republic of Brazil,
Unscd. Bonds	10.13	5/15/27	500,000	732,500
Inter-American Development Bank,
Notes	4.25	9/10/18	540,000 [b]	564,168
Inter-American Development Bank,
Sr. Unscd. Notes	4.38	9/20/12	1,530,000	1,639,756
Inter-American Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	150,000	166,282
International Bank for
Reconstruction & Development,
Sr. Unscd. Notes	5.00	4/1/16	700,000	773,037
International Bank for
Reconstruction & Development,
Unsub. Bonds	7.63	1/19/23	700,000	930,047
Japan Finance,
Gov t. Gtd. Bonds	2.00	6/24/11	2,500,000	2,540,078
Province of British Columbia
Canada, Sr. Unscd. Bonds,
Ser. USD2	6.50	1/15/26	25,000	28,942
Province of Manitoba Canada,
Debs., Ser. CB	8.80	1/15/20	10,000	13,685
Province of Manitoba Canada,
Debs.	8.88	9/15/21	450,000	623,488
Province of Ontario Canada,
Bonds	4.10	6/16/14	3,000,000	3,175,197
Province of Ontario Canada,
Sr. Unscd. Notes	4.95	11/28/16	1,000,000 [b]	1,084,717
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	700,000	750,509
Province of Quebec Canada,
Bonds	5.13	11/14/16	125,000	136,645
Province of Quebec Canada,
Debs., Ser. NJ	7.50	7/15/23	200,000	251,029
Province of Quebec Canada,
Unscd. Debs., Ser. PD	7.50	9/15/29	250,000	327,694
Province of Saskatchewan Canada,
Debs.	7.38	7/15/13	500,000	570,636
Republic of Chile,
Sr. Unscd. Bonds	5.50	1/15/13	625,000	704,625

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Foreign/Governmental (continued)
Republic of Finland,
Bonds	6.95	2/15/26	25,000		30,666
Republic of Hungary,
Unsub. Notes	4.75	2/3/15	125,000	[b]	124,081
Republic of Italy,
Sr. Unscd. Notes	4.50	1/21/15	50,000		53,136
Republic of Italy,
Sr. Unscd. Notes	5.25	9/20/16	155,000		168,660
Republic of Italy,
Sr. Unscd. Notes	5.38	6/12/17	1,450,000		1,593,333
Republic of Italy,
Sr. Unscd. Notes	5.38	6/15/33	550,000		562,139
Republic of Italy,
Sr. Unscd. Notes	6.00	2/22/11	1,725,000		1,835,488
Republic of Italy,
Sr. Unscd. Notes	6.88	9/27/23	610,000		722,399
Republic of Korea,
Sr. Unscd. Notes	4.88	9/22/14	200,000		210,504
Republic of Korea,
Sr. Unscd. Notes	7.13	4/16/19	1,000,000	[b]	1,173,115
Republic of Peru,
Sr. Unscd. Bonds	6.55	3/14/37	540,000	[b]	564,300
Republic of Poland,
Sr. Unscd. Notes	5.25	1/15/14	250,000		265,578
Republic of South Africa,
Sr. Unscd. Notes	6.50	6/2/14	170,000		186,150
United Mexican States,
Sr. Unscd. Notes	5.63	1/15/17	791,000		824,618
United Mexican States,
Notes	5.95	3/19/19	1,200,000	[b]	1,260,000
United Mexican States,
Sr. Unscd. Notes, Ser. A	6.75	9/27/34	1,340,000		1,460,600
United Mexican States,
Notes	9.88	2/1/10	1,525,000	[b]	1,566,175
					45,846,898
Health Care 1.1%
Abbott Laboratories,
Sr. Unscd. Notes	5.13	4/1/19	1,500,000		1,593,080
Abbott Laboratories,
Sr. Unscd. Notes	5.88	5/15/16	170,000		190,667

The Fund 27

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Health Care (continued)
Aetna,
Sr. Unscd. Notes	6.63	6/15/36	300,000		310,355
Amgen,
Sr. Unscd. Notes	5.85	6/1/17	400,000		440,851
Amgen,
Sr. Unscd. Notes	6.40	2/1/39	570,000		652,810
Astrazeneca,
Sr. Unscd. Notes	6.45	9/15/37	520,000		605,591
Baxter International,
Sr. Unsub. Notes	6.25	12/1/37	700,000		794,868
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	425,000		460,853
Covidien International Finance,
Gtd. Notes	6.00	10/15/17	590,000		652,425
Eli Lilly & Co.,
Sr. Unscd. Notes	5.55	3/15/37	750,000		782,567
Eli Lilly & Co.,
Sr. Unscd. Notes	7.13	6/1/25	200,000		239,620
GlaxoSmithKline Capital,
Gtd. Notes	4.38	4/15/14	3,200,000		3,393,504
GlaxoSmithKline Capital,
Gtd. Notes	5.65	5/15/18	740,000		815,975
Johnson & Johnson,
Unscd. Debs.	4.95	5/15/33	170,000		170,821
Johnson & Johnson,
Sr. Unscd. Notes	5.95	8/15/37	470,000		528,576
Merck & Co.,
Sr. Unscd. Debs.	6.40	3/1/28	150,000		172,216
Pfizer,
Sr. Unscd. Notes	6.20	3/15/19	2,400,000		2,737,375
Quest Diagnostic,
Gtd. Notes	5.45	11/1/15	500,000		529,105
Quest Diagnostic,
Gtd. Notes	6.95	7/1/37	50,000		57,224
Schering-Plough,
Gtd. Notes	5.55	12/1/13	1,000,000	[a]	1,100,570
Schering-Plough,
Gtd. Notes	6.75	12/1/33	80,000	[a]	92,768
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000		89,437

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Health Care (continued)
UnitedHealth Group,
Sr. Unscd. Notes	5.00	8/15/14	300,000		314,049
UnitedHealth Group,
Sr. Unscd. Notes	6.88	2/15/38	810,000		869,344
Wellpoint,
Sr. Unscd. Notes	5.00	12/15/14	1,000,000		1,055,311
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	65,000		68,719
WellPoint,
Sr. Unscd. Notes	5.25	1/15/16	375,000		385,707
WellPoint,
Sr. Unscd. Notes	6.80	8/1/12	300,000		330,018
Wyeth,
Gtd. Notes	5.50	2/1/14	150,000		164,542
Wyeth,
Gtd. Notes	5.95	4/1/37	200,000		216,384
Wyeth,
Gtd. Notes	6.50	2/1/34	200,000		232,067
					20,047,399
Industrial .1%
Continental Airlines,
Pass-Through Certificates,
Ser. 974A	6.90	1/2/18	183,989		171,110
USA Waste Services,
Sr. Unscd. Notes	7.00	7/15/28	150,000		166,614
Waste Management,
Gtd. Notes	6.38	3/11/15	1,600,000		1,782,906
					2,120,630
Machinery .1%
Caterpillar,
Sr. Unscd. Debs.	6.05	8/15/36	375,000		414,094
Caterpillar,
Sr. Unscd. Debs.	7.30	5/1/31	125,000		154,711
Deere & Co.,
Sr. Unscd. Notes	6.95	4/25/14	775,000	[b]	910,633
					1,479,438
Manufacturing .2%
3M,
Sr. Unscd. Notes	5.70	3/15/37	750,000	[b]	830,312

The Fund 29

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Manufacturing (continued)
General Electric,
Sr. Unscd. Notes	5.00	2/1/13	500,000	532,832
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	1,000,000	1,042,055
Honeywell International,
Sr. Unscd. Notes	4.25	3/1/13	1,300,000	1,377,137
Honeywell International,
Sr. Unscd. Notes	6.13	11/1/11	175,000	190,941
Tyco International Finance,
Gtd. Notes	6.88	1/15/21	235,000	269,211
				4,242,488
Media .9%
AOL Time Warner,
Gtd. Notes	7.63	4/15/31	1,100,000	1,233,650
AT & T Broadband,
Gtd. Notes	9.46	11/15/22	304,000 [b]	388,796
CBS,
Gtd. Debs.	7.88	7/30/30	80,000	79,742
Comcast Cable Communications
Holdings, Gtd. Notes	8.38	3/15/13	4,000,000	4,652,996
Comcast Cable Communications,
Sr. Unscd. Notes	6.75	1/30/11	600,000	637,536
Comcast,
Gtd. Notes	6.45	3/15/37	200,000	205,698
Comcast,
Gtd. Notes	6.95	8/15/37	365,000	399,411
COX Communications,
Sr. Unscd. Bonds	5.50	10/1/15	450,000	480,389
COX Communications,
Unscd. Notes	7.13	10/1/12	275,000	308,805
News America Holdings,
Gtd. Debs.	7.75	12/1/45	100,000	114,317
News America Holdings,
Gtd. Debs.	8.25	8/10/18	150,000	176,595
News America,
Gtd. Notes	6.20	12/15/34	250,000	246,111
News America,
Gtd. Notes	6.40	12/15/35	1,000,000	1,003,071
News America,
Gtd. Notes	6.65	11/15/37	360,000	377,207

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media (continued)
Thomson Reuters,
Gtd. Notes	6.50	7/15/18	800,000	910,522
Time Warner Cable,
Gtd. Debs.	6.55	5/1/37	350,000	363,186
Time Warner Cable,
Gtd. Debs.	7.30	7/1/38	495,000	559,438
Time Warner Cable,
Gtd. Notes	8.25	4/1/19	1,000,000	1,204,963
Time Warner,
Gtd. Debs.	6.50	11/15/36	200,000	203,821
Time Warner,
Gtd. Notes	6.88	5/1/12	250,000	275,146
Time Warner,
Gtd. Debs.	6.95	1/15/28	325,000	340,041
Viacom,
Gtd. Notes	5.50	5/15/33	250,000	197,068
Viacom,
Sr. Unscd. Notes	5.63	9/15/19	1,500,000	1,557,165
Viacom,
Sr. Unscd. Notes	6.88	4/30/36	235,000	248,809
Walt Disney,
Sr. Unscd. Notes, Ser. B	6.38	3/1/12	100,000	110,337
Walt Disney,
Sr. Unscd. Notes, Ser. B	7.00	3/1/32	150,000 [b]	182,720
Walt Disney,
Sr. Unscd. Debs.	7.55	7/15/93	100,000	114,001
				16,571,541
Oil & Gas 1.6%
Amerada Hess,
Sr. Unscd. Bonds	7.88	10/1/29	175,000	206,786
Anadarko Finance,
Gtd. Notes, Ser. B	6.75	5/1/11	300,000	319,990
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	350,000	375,905
Anadarko Petroleum,
Sr. Unscd. Notes	6.45	9/15/36	150,000	156,574
Apache,
Sr. Unscd. Notes	6.00	1/15/37	380,000	418,932
Canadian Natural Resources,
Sr. Unscd. Notes	6.25	3/15/38	1,180,000	1,253,190

The Fund 31

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
Canadian Natural Resources,
Sr. Unscd. Notes	4.90	12/1/14	350,000	371,524
Conoco,
Sr. Unscd. Notes	6.95	4/15/29	125,000	144,590
ConocoPhillips,
Gtd. Notes	5.90	10/15/32	500,000	522,867
ConocoPhillips,
Gtd. Notes	6.50	2/1/39	1,000,000	1,123,165
ConocoPhillips,
Sr. Unscd. Notes	8.75	5/25/10	200,000 [b]	209,300
Devon Financing,
Gtd. Debs.	7.88	9/30/31	275,000	341,866
EnCana,
Sr. Unscd. Bonds	7.20	11/1/31	625,000	703,458
Energy Transfer Partners,
Sr. Unscd. Bonds	7.50	7/1/38	1,055,000	1,235,245
Enterprise Products Operating,
Gtd. Notes, Ser. G	5.60	10/15/14	995,000	1,067,407
Enterprise Products Operating,
Gtd. Bonds, Ser. L	6.30	9/15/17	75,000	82,455
Mobil,
Sr. Unscd. Bonds	8.63	8/15/21	15,000	20,858
Hess,
Sr. Unscd. Notes	8.13	2/15/19	1,200,000	1,459,133
Kerr-McGee,
Gtd. Notes	6.95	7/1/24	600,000	636,601
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.95	1/15/38	1,075,000	1,155,297
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	7.40	3/15/31	350,000	379,885
Marathon Oil,
Sr. Unscd. Notes	6.60	10/1/37	350,000	373,545
Nabors Industries,
Gtd. Notes	9.25	1/15/19	1,250,000	1,512,543
Nexen,
Sr. Unscd. Notes	5.20	3/10/15	150,000	158,112
Nexen,
Sr. Unscd. Notes	5.88	3/10/35	125,000	116,353
ONEOK Partners,
Gtd. Notes	6.15	10/1/16	545,000	574,147

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
ONEOK Partners,
Gtd. Notes	6.85	10/15/37	60,000	65,053
ONEOK,
Sr. Unscd. Notes	5.20	6/15/15	200,000	207,732
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	60,000	58,690
Pemex Project Funding Master
Trust, Gtd. Notes	7.38	12/15/14	400,000	449,554
Petrobras International Finance,
Gtd. Notes	5.75	1/20/20	2,200,000	2,204,400
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	625,000 [b]	637,000
Petro-Canada,
Sr. Unscd. Notes	4.00	7/15/13	450,000	457,190
Plains All America Pipeline,
Gtd. Notes	6.13	1/15/17	525,000	553,304
Sempra Energy,
Sr. Unscd. Notes	7.95	3/1/10	500,000	511,460
Shell International Finance,
Gtd. Notes	5.63	6/27/11	500,000	537,885
Shell International Finance,
Gtd. Notes	6.38	12/15/38	500,000	582,493
Spectra Energy Capital,
Sr. Unscd. Notes	8.00	10/1/19	225,000	263,932
Statoilhydro ASA,
Sr. Unscd. Notes	5.25	4/15/19	1,600,000	1,740,662
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	950,000	1,011,655
Talisman Energy,
Sr. Unscd. Notes	6.25	2/1/38	200,000	207,828
Tennessee Gas Pipeline,
Sr. Unscd. Debs.	7.00	10/15/28	390,000	413,615
Tennessee Gas Pipeline,
Sr. Unscd Debs.	7.63	4/1/37	70,000	79,033
Texas Eastern Transmission,
Sr. Unscd. Notes	7.30	12/1/10	140,000	146,342
Trans-Canada Pipelines,
Sr. Unscd. Notes	5.85	3/15/36	200,000	208,782
Trans-Canada Pipelines,
Sr. Unscd. Notes	6.20	10/15/37	75,000	80,859

The Fund 33

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
Trans-Canada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	660,000	845,162
Transocean,
Sr. Unscd. Notes	7.50	4/15/31	875,000	1,030,374
Valero Energy,
Gtd. Notes	6.63	6/15/37	115,000	105,886
Valero Energy,
Gtd. Notes	7.50	4/15/32	170,000	168,804
XTO Energy,
Sr. Unscd. Notes	4.90	2/1/14	800,000	841,656
XTO Energy,
Sr. Unscd. Notes	6.75	8/1/37	625,000	693,806
				29,022,885
Paper & Forest Products .1%
International Paper,
Sr. Unscd. Notes	7.95	6/15/18	1,600,000	1,786,238
Property & Casualty Insurance .7%
Aegon,
Sr. Unscd. Notes	4.75	6/1/13	375,000	379,728
Aetna,
Gtd. Debs.	7.63	8/15/26	50,000	50,117
Allstate,
Sr. Unscd. Notes	5.00	8/15/14	125,000	132,220
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	175,000	174,037
Allstate,
Sr. Unscd. Debs.	6.75	5/15/18	350,000	382,765
American International Group,
Sr. Unscd. Notes	5.60	10/18/16	600,000	460,769
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	1,000,000	754,490
AON,
Gtd. Debs.	8.21	1/1/27	70,000	70,350
AXA,
Sub. Bonds	8.60	12/15/30	165,000	186,907
Berkshire Hathaway Finance,
Gtd. Notes	4.85	1/15/15	1,850,000	2,006,403
Chubb,
Sr. Unscd. Notes	6.00	5/11/37	540,000	585,737

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Property & Casualty
Insurance (continued)
CNA Financial,
Sr. Unscd. Notes	6.50	8/15/16	100,000	95,683
GE Global Insurance Holdings,
Sr. Unscd. Notes	7.00	2/15/26	150,000	144,066
Hartford Financial Services Group,
Sr. Unscd. Notes	6.30	3/15/18	580,000	567,274
Marsh & McLennan Cos.,
Sr. Unscd. Bonds	5.88	8/1/33	275,000	247,737
MetLife,
Sr. Unscd. Notes	5.00	11/24/13	225,000	239,228
MetLife,
Sr. Unscd. Notes	6.13	12/1/11	260,000	280,281
MetLife,
Sr. Unscd. Notes	6.38	6/15/34	1,400,000	1,523,381
Nationwide Financial Services,
Sr. Unscd. Notes	6.25	11/15/11	350,000	363,074
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	225,000	202,105
Progressive,
Sr. Unscd. Notes	6.63	3/1/29	100,000	106,390
Prudential Financial,
Sr. Unscd. Notes, Ser. B	4.75	4/1/14	350,000	356,671
Prudential Financial,
Sr. Unscd. Notes, Ser. B	5.10	9/20/14	250,000	257,834
Prudential Financial,
Sr. Unscd. Notes	7.38	6/15/19	1,100,000	1,231,157
St. Paul Travelers Cos.,
Sr. Unscd. Notes	5.50	12/1/15	960,000	1,038,266
Travelers Property & Casualty,
Gtd. Notes	5.00	3/15/13	250,000	266,509
Willis North America,
Gtd. Notes	6.20	3/28/17	335,000	328,205
				12,431,384
Real Estate Investment Trusts .2%
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	500,000	498,081
Brandywine Operating Partnership,
Gtd. Notes	5.75	4/1/12	37,000	37,425

The Fund 35

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Real Estate Investment
Trusts (continued)
ERP Operating,
Sr. Unscd. Notes	5.20	4/1/13	600,000		621,308
ERP Operating,
Sr. Unscd. Notes	5.38	8/1/16	95,000	[b]	94,213
Realty Income,
Sr. Unscd. Notes	5.95	9/15/16	100,000		96,396
Regency Centers,
Gtd. Notes	5.88	6/15/17	200,000		188,675
Simon Property Group,
Sr. Unscd. Notes	5.25	12/1/16	1,400,000		1,402,975
Simon Property Group,
Sr. Unscd. Notes	6.35	8/28/12	400,000		431,394
					3,370,467
Retail .6%
Costco Wholesale,
Sr. Unscd. Notes	5.50	3/15/17	500,000	[b]	546,513
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	100,000		107,759
CVS Caremark,
Sr. Unscd. Notes	6.25	6/1/27	500,000		519,235
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	2,550,000		2,694,723
Lowe s,
Sr. Unscd. Notes	6.65	9/15/37	850,000		986,439
McDonald s,
Sr. Unscd. Notes	5.35	3/1/18	1,050,000		1,148,303
Starbucks,
Sr. Unscd. Bonds	6.25	8/15/17	750,000		801,479
Target,
Sr. Unscd. Notes	5.38	5/1/17	400,000		431,792
Target,
Sr. Unscd. Notes	5.88	3/1/12	100,000		108,997
Target,
Sr. Unscd. Debs.	7.00	7/15/31	125,000		141,158
Target,
Sr. Unscd. Notes	7.00	1/15/38	380,000		444,967
Wal-Mart Stores,
Sr. Unscd. Notes	4.13	2/15/11	75,000		77,936

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Retail (continued)
Wal-Mart Stores,
Sr. Unscd. Notes	5.25	9/1/35	600,000	597,851
Wal-Mart Stores,
Sr. Unscd. Notes	6.50	8/15/37	870,000	1,010,279
Xerox,
Sr. Unscd. Notes	6.75	2/1/17	750,000	816,169
				10,433,600
State/Territory General
Obligations .3%
State of California Build America
Taxable Various Purpose, Bonds	7.55	4/1/39	1,600,000	1,663,888
State of California Build America
Taxable Various Purpose, Bonds	7.50	4/1/34	1,000,000	1,031,820
State of Illinois Taxable Pension
Funding, Bonds	5.10	6/1/33	1,530,000	1,391,061
State of New Jersey Build America
Turnpike Revenue, Bonds	7.41	1/1/40	780,000	931,328
				5,018,097
Technology .4%
Electronic Data Systems,
Sr. Unscd. Notes, Ser. B	6.00	8/1/13	125,000 [a]	138,593
Hewlett Packard,
Sr. Unscd. Notes	5.50	3/1/18	560,000	607,185
International Business Machines,
Unsub. Notes	5.70	9/14/17	600,000	663,621
International Business Machines,
Sr. Unscd. Debs.	7.00	10/30/25	225,000	264,959
International Business Machines,
Sr. Unscd. Debs., Ser. A	7.50	6/15/13	75,000	87,215
International Business Machines,
Sr. Unscd. Notes	8.00	10/15/38	550,000	753,554
International Business Machines,
Sr. Unscd. Notes	8.38	11/1/19	300,000	393,435
Microsoft,
Sr. Unscd. Notes	5.20	6/1/39	688,000	690,556
Oracle,
Sr. Unscd. Notes	5.00	1/15/11	1,000,000	1,047,274
Oracle,
Sr. Unscd. Notes	5.00	7/8/19	1,200,000	1,267,318

The Fund 37

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Technology (continued)
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	150,000		165,098
Oracle,
Sr. Unscd. Notes	6.50	4/15/38	500,000		571,863
					6,650,671
Telecommunications 1.6%
America Movil,
Gtd. Notes	6.38	3/1/35	100,000		102,633
AT & T Wireless,
Sr. Unscd. Notes	7.88	3/1/11	1,225,000		1,327,441
AT & T Wireless,
Gtd. Notes	8.13	5/1/12	250,000	[b]	285,821
AT & T Wireless,
Sr. Unscd. Notes	8.75	3/1/31	720,000		952,019
AT&T,
Sr. Unscd. Notes	6.30	1/15/38	1,500,000		1,568,859
AT&T,
Sr. Unscd. Notes	6.55	2/15/39	1,000,000		1,085,399
AT&T,
Gtd. Notes	8.00	11/15/31	470,000	[a]	579,994
BellSouth Telecommunications,
Sr. Unscd. Debs.	6.38	6/1/28	550,000		569,061
BellSouth,
Sr. Unscd. Bonds	6.55	6/15/34	100,000		104,887
British Telecommunications,
Sr. Unscd. Notes	5.95	1/15/18	580,000		584,914
British Telecommunications,
Sr. Unscd. Notes	9.63	12/15/30	175,000	[a]	220,430
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	500,000		550,273
Cisco Systems,
Sr. Unscd. Notes	5.90	2/15/39	630,000		672,627
Deutsche Telekom International
Finance, Gtd. Bonds	8.50	6/15/10	215,000	[a]	224,618
Deutsche Telekom International
Finance, Gtd. Bonds	8.75	6/15/30	900,000	[a]	1,163,534
Embarq,
Sr. Unscd. Notes	8.00	6/1/36	150,000		155,638
France Telecom,
Sr. Unscd. Notes	8.50	3/1/31	220,000	[a]	301,862

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
GTE,
Gtd. Debs.	6.94	4/15/28	100,000	104,563
KPN,
Sr. Unscd. Bonds	8.00	10/1/10	250,000	265,010
KPN,
Sr. Unscd. Bonds	8.38	10/1/30	250,000	318,034
Motorola,
Sr. Unscd. Debs.	7.50	5/15/25	1,450,000	1,336,799
New Jersey Bell Telephone,
Sr. Unscd. Debs.	8.00	6/1/22	25,000	28,541
Pacific-Bell,
Gtd. Bonds	7.13	3/15/26	310,000	340,502
Rogers Wireless,
Gtd. Notes	6.38	3/1/14	760,000	841,350
SBC Communications,
Sr. Unscd. Notes	5.10	9/15/14	250,000	269,896
SBC Communications,
Sr. Unscd. Notes	5.88	8/15/12	775,000	851,713
Telecom Italia Capital,
Gtd. Notes	4.95	9/30/14	3,000,000	3,117,030
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	900,000	947,851
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	100,000	103,776
Telecom Italia Capital,
Gtd. Notes	6.38	11/15/33	200,000	199,118
Telefonica Emisiones,
Gtd. Notes	7.05	6/20/36	1,145,000	1,352,633
Telefonica Europe,
Gtd. Notes	7.75	9/15/10	200,000	211,263
U.S. West Communications,
Sr. Unscd. Debs.	6.88	9/15/33	330,000	279,675
Verizon Communications,
Sr. Unscd. Notes	5.50	2/15/18	1,500,000	1,575,431
Verizon Communications,
Sr. Unscd. Notes	5.85	9/15/35	560,000	561,365
Verizon Global Funding,
Sr. Unscd. Notes	7.25	12/1/10	500,000	530,892
Verizon Global Funding,
Sr. Unscd. Notes	7.38	9/1/12	500,000	569,219

The Fund 39

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Telecommunications (continued)
Verizon Global Funding,
Sr. Unscd. Notes	7.75	12/1/30	690,000	[b]	827,600
Verizon Wireless Capital,
Sr. Unscd. Notes	8.50	11/15/18	850,000	[c]	1,060,752
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	555,000		592,900
Vodafone Group,
Sr. Unscd. Bonds	6.15	2/27/37	1,000,000		1,068,931
Vodafone Group,
Sr. Unscd. Notes	7.75	2/15/10	580,000		591,572
Vodafone Group,
Sr. Unscd. Notes	7.88	2/15/30	125,000		152,923
					28,549,349
Transportation .2%
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.00	12/15/25	100,000		114,552
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.95	8/15/30	100,000		126,968
Canadian National Railway,
Sr. Unscd. Notes	6.90	7/15/28	100,000		118,945
CSX,
Sr. Unscd. Notes	6.15	5/1/37	1,100,000		1,145,614
Federal Express,
Sr. Unscd. Notes	9.65	6/15/12	225,000		262,208
Norfolk Southern,
Sr. Unscd. Notes	5.59	5/17/25	10,000		10,103
Norfolk Southern,
Sr. Unscd. Notes	7.05	5/1/37	825,000		1,009,106
Norfolk Southern,
Sr. Unscd. Notes	7.80	5/15/27	250,000		312,039
Union Pacific,
Sr. Unscd. Debs.	6.63	2/1/29	325,000		369,300
United Parcel Service,
Sr. Unscd. Notes	6.20	1/15/38	425,000		480,957
United Parcel Service,
Sr. Unscd. Debs.	8.38	4/1/30	10,000	[a]	12,793
					3,962,585
U.S. Government Agencies 7.2%
Federal Farm Credit Banks,
Bonds	3.75	12/6/10	2,750,000		2,845,653

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

U.S. Government Agencies (continued)
Federal Farm Credit Banks,
Bonds	5.13	8/25/16	2,700,000		2,980,506
Federal Home Loan Banks,
Bonds, Ser. 498	3.88	1/15/10	4,625,000		4,658,998
Federal Home Loan Banks,
Bonds, Ser. 421	3.88	6/14/13	2,500,000		2,671,197
Federal Home Loan Banks,
Bonds, Ser. 567	4.38	9/17/10	2,800,000		2,896,653
Federal Home Loan Banks,
Bonds, Ser. 616	4.63	2/18/11	1,000,000		1,051,807
Federal Home Loan Banks,
Bonds	4.63	10/10/12	5,000,000		5,447,155
Federal Home Loan Banks,
Bonds	4.75	12/16/16	1,000,000		1,090,953
Federal Home Loan Banks,
Bonds	4.88	11/18/11	3,000,000		3,235,137
Federal Home Loan Banks,
Bonds, Ser. 1	4.88	5/17/17	2,000,000		2,181,938
Federal Home Loan Banks,
Bonds	5.00	11/17/17	2,600,000		2,847,153
Federal Home Loan Banks,
Bonds	5.13	8/14/13	1,260,000		1,403,253
Federal Home Loan Banks,
Bonds	5.38	8/19/11	3,400,000		3,665,275
Federal Home Loan Banks,
Bonds, Ser. 656	5.38	5/18/16	320,000		361,369
Federal Home Loan Banks,
Bonds	5.50	8/13/14	300,000		341,392
Federal Home Loan Banks,
Bonds	5.50	7/15/36	480,000		519,343
Federal Home Loan Mortgage Corp.,
Notes	2.50	4/23/14	4,800,000	[d]	4,833,542
Federal Home Loan Mortgage Corp.,
Notes	4.00	12/15/09	2,350,000	[d]	2,360,526
Federal Home Loan Mortgage Corp.,
Notes	4.13	9/27/13	3,800,000	[d]	4,090,088
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	1,985,000	[d]	2,151,456
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/13	3,200,000	[d]	3,479,645

The Fund 41

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/14	1,400,000	[d]	1,528,523
Federal Home Loan Mortgage Corp.,
Notes	4.75	1/18/11	1,250,000	[d]	1,312,682
Federal Home Loan Mortgage Corp.,
Notes	4.88	11/15/13	1,000,000	[d]	1,106,151
Federal Home Loan Mortgage Corp.,
Notes	4.88	6/13/18	1,250,000	[d]	1,369,154
Federal Home Loan Mortgage Corp.,
Notes	5.00	2/16/17	825,000	[d]	913,539
Federal Home Loan Mortgage Corp.,
Notes	5.13	7/15/12	1,125,000	[d]	1,235,939
Federal Home Loan Mortgage Corp.,
Notes	5.13	10/18/16	750,000	[d]	832,979
Federal Home Loan Mortgage Corp.,
Notes	5.13	11/17/17	650,000	[d]	724,680
Federal Home Loan Mortgage Corp.,
Notes	5.25	7/18/11	6,000,000	[d]	6,455,160
Federal Home Loan Mortgage Corp.,
Notes	5.25	4/18/16	2,100,000	[d]	2,354,612
Federal Home Loan Mortgage Corp.,
Notes	5.50	9/15/11	500,000	[d]	542,024
Federal Home Loan Mortgage Corp.,
Notes	5.75	1/15/12	2,500,000	[d]	2,759,048
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	1,000,000	[d]	1,220,685
Federal Home Loan Mortgage Corp.,
Bonds	6.75	9/15/29	400,000	[d]	500,030
Federal Home Loan Mortgage Corp.,
Notes	6.88	9/15/10	2,500,000	[d]	2,639,418
Federal National Mortgage
Association, Notes	0.00	6/1/17	2,400,000	[d]	1,775,568
Federal National Mortgage
Association, Notes	2.00	1/9/12	3,700,000	[d]	3,762,711
Federal National Mortgage
Association, Notes	2.75	3/13/14	4,500,000	[d]	4,571,406
Federal National Mortgage
Association, Notes	3.88	2/15/10	1,025,000	[d]	1,035,632
Federal National Mortgage
Association, Bonds	4.38	3/15/13	7,605,000	[d]	8,230,207

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

U.S. Government Agencies (continued)
Federal National Mortgage
Association, Notes	4.38	10/15/15	850,000	[d]	913,702
Federal National Mortgage
Association, Notes	4.63	10/15/13	1,400,000	[d]	1,532,552
Federal National Mortgage
Association, Notes	4.63	10/15/14	1,500,000	[d]	1,642,144
Federal National Mortgage
Association, Notes	5.00	4/15/15	200,000	[d]	222,151
Federal National Mortgage
Association, Notes	5.00	3/15/16	240,000	[d]	265,186
Federal National Mortgage
Association, Bonds	5.00	5/11/17	1,200,000	[d]	1,328,726
Federal National Mortgage
Association, Notes	5.13	4/15/11	2,500,000	[d]	2,660,617
Federal National Mortgage
Association, Sub. Notes	5.13	1/2/14	365,000	[d]	389,591
Federal National Mortgage
Association, Sub. Notes	5.25	8/1/12	1,000,000	[d]	1,070,187
Federal National Mortgage
Association, Notes	5.25	9/15/16	1,225,000	[d]	1,374,029
Federal National Mortgage
Association, Notes	5.38	11/15/11	1,250,000	[d]	1,358,429
Federal National Mortgage
Association, Notes	5.38	6/12/17	2,760,000	[d]	3,125,675
Federal National Mortgage
Association, Notes	5.50	3/15/11	1,200,000	[d]	1,279,367
Federal National Mortgage
Association, Bonds	6.00	5/15/11	2,450,000	[d]	2,643,183
Federal National Mortgage
Association, Notes	6.00	4/18/36	1,300,000	[d]	1,340,811
Federal National Mortgage
Association, Bonds	6.25	5/15/29	1,340,000	[d]	1,613,562
Federal National Mortgage
Association, Notes	6.63	11/15/10	3,350,000	[d]	3,560,450
Federal National Mortgage
Association, Notes	7.25	1/15/10	1,550,000	[d]	1,572,608
Financing (FICO),
Bonds	8.60	9/26/19	40,000		53,560
Financing (FICO),
Bonds, Ser. E	9.65	11/2/18	510,000		716,741

The Fund 43

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies (continued)
Tennessee Valley Authority,
Notes, Ser. C	4.75	8/1/13	750,000	815,914
Tennessee Valley Authority,
Bonds	5.88	4/1/36	650,000	724,197
Tennessee Valley Authority,
Bonds, Ser. C	6.00	3/15/13	1,750,000	1,974,448
Tennessee Valley Authority,
Bonds	6.15	1/15/38	165,000	188,872
				132,349,889
U.S. Government Agencies/
Mortgage-Backed 35.5%
Federal Home Loan Mortgage Corp.:
4.50%			6,700,000 [d,e]	6,773,285
5.00%			6,700,000 [d,e]	6,943,920
5.50%			6,000,000 [d,e]	6,315,936
3.50%, 6/1/19			41,592 [d]	41,338
4.00%, 8/1/18 5/1/39			12,062,273 [d]	12,094,408
4.12%, 2/1/35			763,014 [a,d]	768,212
4.46%, 12/1/34			46,348 [a,d]	47,746
4.50%, 5/1/10 8/1/39			25,890,044 [d]	26,527,016
4.65%, 2/1/34			650,891 [a,d]	665,432
4.70%, 6/1/34			44,306 [a,d]	45,790
4.70%, 8/1/35			533,672 [a,d]	554,653
4.71%, 4/1/33			21,133 [a,d]	21,762
4.99%, 6/1/35			18,509 [a,d]	19,299
5.00%, 12/1/17 4/1/39			40,295,988 [d]	42,024,375
5.03%, 12/1/34			68,562 [a,d]	71,675
5.12%, 8/1/34			30,596 [a,d]	32,250
5.21%, 11/1/33			32,642 [a,d]	34,266
5.31%, 3/1/37			411,694 [a,d]	433,914
5.43%, 3/1/36			26,893 [a,d]	28,182
5.50%, 8/1/16 7/1/39			47,120,196 [d]	49,773,308
5.51%, 2/1/37			1,438,260 [a,d]	1,516,571
5.65%, 4/1/36			816,731 [a,d]	861,166
5.67%, 8/1/37			332,918 [a,d]	350,773
5.72%, 10/1/32			10,031 [a,d]	10,206
6.00%, 12/1/13 10/1/38			30,105,193 [d]	32,101,702
6.20%, 6/1/36			33,489 [a,d]	34,906
6.50%, 12/1/12 11/1/37			6,972,579 [d]	7,499,792
7.00%, 10/1/11 7/1/37			518,841 [d]	566,920
7.50%, 7/1/10 11/1/33			217,860 [d]	244,064

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp. (continued):
8.00%, 2/1/17 10/1/31	99,196 [d]	112,545
8.50%, 10/1/18 6/1/30	3,586 [d]	4,027
Federal National Mortgage Association:
4.50%	3,700,000 [d,e]	3,844,529
2.86%, 6/1/34	416,911 [a,d]	422,101
3.50%, 7/1/39	12,480,728 [d]	12,123,359
3.95%, 10/1/34	34,463 [a,d]	35,303
4.00%, 9/1/18 8/1/39	33,021,216 [d]	32,968,695
4.02%, 9/1/33	20,875 [a,d]	21,177
4.12%, 9/1/33	61,688 [a,d]	63,705
4.24%, 6/1/34	138,857 [a,d]	143,416
4.33%, 1/1/35	630,561 [a,d]	635,213
4.50%, 4/1/18 7/1/39	77,255,868 [d]	78,848,038
4.58%, 3/1/34	630,427 [a,d]	656,214
4.85%, 11/1/32	22,449 [a,d]	22,625
4.86%, 9/1/35	1,286,714 [a,d]	1,338,380
4.87%, 8/1/35	154,216 [a,d]	160,824
4.92%, 5/1/33	23,900 [a,d]	25,009
5.00%, 5/1/10 7/1/38	66,501,663 [d]	69,382,793
5.03%, 1/1/35	38,133 [a,d]	40,281
5.10%, 12/1/35	37,327 [a,d]	38,292
5.17%, 11/1/36	579,921 [a,d]	610,092
5.21%, 6/1/35	117,878 [a,d]	124,355
5.27%, 11/1/35	24,510 [a,d]	25,836
5.44%, 2/1/37	1,161,841 [a,d]	1,225,551
5.50%, 2/1/14 12/1/38	78,613,933 [d]	82,999,872
5.68%, 3/1/37	230,332 [a,d]	243,043
5.93%, 2/1/37	18,886 [a,d]	20,024
5.94%, 11/1/36	81,729 [a,d]	86,360
6.00%, 6/1/11 11/1/38	46,480,317 [d]	49,547,583
6.06%, 12/1/36	97,267 [a,d]	103,115
6.50%, 1/1/11 9/1/38	16,047,234 [d]	17,284,697
7.00%, 4/1/11 3/1/38	2,728,194 [d]	2,986,074
7.50%, 8/1/15 3/1/32	229,974 [d]	260,002
8.00%, 2/1/13 8/1/30	69,559 [d]	77,876
8.50%, 9/1/15 7/1/30	27,992 [d]	30,235
9.00%, 4/1/16 10/1/30	4,057 [d]	4,663
Government National Mortgage Association I:
4.50%, 1/15/19 3/15/39	4,747,042	4,847,809
5.00%, 1/15/17 9/15/39	32,669,797	34,056,043

The Fund 45

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
5.50%, 9/15/20 11/15/38	27,183,458	28,763,317
6.00%, 10/15/13 4/15/39	20,929,305	22,281,461
6.50%, 2/15/24 2/15/39	7,477,856	7,965,854
7.00%, 10/15/11 8/15/32	231,363	255,479
7.50%, 9/15/11 10/15/32	170,874	191,717
8.00%, 2/15/17 3/15/32	49,636	56,645
8.25%, 6/15/27	4,663	5,326
8.50%, 10/15/26	18,600	21,381
9.00%, 2/15/22 2/15/23	12,052	13,842
Government National Mortgage Association II:
3.50%, 5/20/34	28,278	27,395
6.50%, 2/20/28	2,231	2,418
8.50%, 7/20/25	1,409	1,610
		651,409,068
U.S. Government Securities 30.5%
U.S. Treasury Bonds:
3.50%, 2/15/39	2,500,000 [b]	2,192,190
4.25%, 5/15/39	5,200,000 [b]	5,213,816
4.38%, 2/15/38	1,180,000 [b]	1,208,026
4.50%, 2/15/36	3,800,000 [b]	3,968,629
4.50%, 5/15/38	2,900,000	3,030,048
4.50%, 8/15/39	4,400,000 [b]	4,598,004
4.75%, 2/15/37	2,900,000 [b]	3,145,595
5.00%, 5/15/37	2,955,000	3,328,533
5.25%, 11/15/28	1,440,000 [b]	1,638,675
5.25%, 2/15/29	1,200,000 [b]	1,365,188
5.38%, 2/15/31	1,405,000 [b]	1,633,093
5.50%, 8/15/28	2,000,000 [b]	2,339,376
6.00%, 2/15/26	1,600,000 [b]	1,957,750
6.13%, 11/15/27	1,605,000 [b]	2,002,740
6.13%, 8/15/29	1,400,000 [b]	1,762,688
6.25%, 8/15/23	2,610,000 [b]	3,237,624
6.25%, 5/15/30	2,060,000 [b]	2,641,629
6.38%, 8/15/27	1,300,000	1,661,564
6.50%, 11/15/26	770,000	992,458
6.88%, 8/15/25	1,000,000 [b]	1,326,094
7.13%, 2/15/23	1,575,000 [b]	2,095,982

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Securities (continued)
U.S. Treasury Bonds (continued):
7.25%, 5/15/16	2,300,000 [b]	2,900,877
7.25%, 8/15/22	870,000	1,167,295
7.50%, 11/15/24	1,900,000 [b]	2,640,407
7.63%, 2/15/25	660,000	927,300
7.88%, 2/15/21	805,000 [b]	1,117,064
8.00%, 11/15/21	2,670,000 [b]	3,762,615
8.13%, 8/15/19	2,050,000 [b]	2,848,219
8.13%, 5/15/21	1,500,000 [b]	2,120,391
8.75%, 5/15/17	775,000 [b]	1,069,137
8.75%, 5/15/20	775,000 [b]	1,127,747
8.75%, 8/15/20	2,000,000 [b]	2,917,500
8.88%, 8/15/17	2,725,000	3,800,525
8.88%, 2/15/19	1,000,000 [b]	1,438,672
9.00%, 11/15/18	660,000 [b]	951,483
U.S. Treasury Notes:
0.88%, 12/31/10	17,500,000	17,587,517
0.88%, 4/30/11	7,000,000	7,031,178
1.00%, 9/30/11	9,000,000 [b]	9,028,134
1.13%, 6/30/11	10,000,000 [b]	10,076,180
1.13%, 1/15/12	14,000,000	14,028,448
1.25%, 11/30/10	36,000,000 [b]	36,324,864
1.38%, 2/15/12	10,800,000	10,874,261
1.38%, 5/15/12	5,000,000 [b]	5,023,440
1.38%, 9/15/12	18,000,000 [b]	18,007,038
1.50%, 10/31/10	13,500,000 [b]	13,649,769
1.50%, 7/15/12	9,500,000 [b]	9,563,830
1.50%, 12/31/13	6,800,000 [b]	6,673,037
1.75%, 11/15/11	13,000,000	13,218,361
1.75%, 8/15/12	15,000,000 [b]	15,179,310
1.75%, 3/31/14	3,200,000 [b]	3,156,253
1.88%, 6/15/12	7,800,000 [b]	7,929,800
1.88%, 2/28/14	2,900,000 [b]	2,880,518
1.88%, 4/30/14	8,915,000 [b]	8,822,373
2.00%, 9/30/10	4,400,000 [b]	4,466,348
2.00%, 11/30/13	8,500,000 [b]	8,527,234
2.13%, 4/30/10	4,675,000	4,721,203
2.25%, 5/31/14	3,500,000 [b]	3,516,135

The Fund 47

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
2.38%, 3/31/16	4,000,000 [b]	3,895,004
2.50%, 3/31/13	2,600,000 [b]	2,676,986
2.63%, 6/30/14	9,000,000 [b]	9,175,086
2.63%, 7/31/14	5,000,000 [b]	5,091,410
2.63%, 2/29/16	300,000	297,094
2.75%, 10/31/13	5,600,000 [b]	5,783,316
2.75%, 2/15/19	8,200,000 [b]	7,795,133
2.88%, 1/31/13	3,495,000 [b]	3,644,359
3.00%, 8/31/16	5,800,000	5,827,190
3.00%, 9/30/16	5,500,000 [b]	5,516,330
3.13%, 4/30/13	6,600,000 [b]	6,931,036
3.13%, 8/31/13	6,700,000	7,022,444
3.13%, 9/30/13	3,000,000 [b]	3,144,141
3.13%, 5/15/19	6,715,000 [b]	6,573,360
3.25%, 12/31/09	5,500,000 [b]	5,529,007
3.25%, 5/31/16	2,500,000 [b]	2,558,010
3.25%, 6/30/16	4,600,000 [b]	4,706,380
3.25%, 7/31/16	2,500,000 [b]	2,555,665
3.38%, 11/30/12	790,000 [b]	836,475
3.38%, 6/30/13	3,425,000	3,623,811
3.38%, 7/31/13	6,500,000 [b]	6,879,340
3.50%, 5/31/13	2,370,000 [b]	2,518,127
3.50%, 2/15/18	6,035,000 [b]	6,152,405
3.63%, 5/15/13	2,700,000	2,879,931
3.63%, 8/15/19	7,200,000 [b]	7,340,630
3.75%, 11/15/18	6,515,000 [b]	6,718,600
3.88%, 2/15/13	1,150,000	1,234,543
3.88%, 5/15/18	6,200,000 [b]	6,478,516
4.00%, 2/15/14	2,700,000	2,921,697
4.00%, 2/15/15	3,600,000 [b]	3,887,438
4.00%, 8/15/18	3,500,000 [b]	3,681,839
4.13%, 8/31/12	1,200,000 [b]	1,294,501
4.13%, 5/15/15	2,000,000 [b]	2,168,594
4.25%, 9/30/12	800,000 [b]	866,688
4.25%, 8/15/13	2,800,000 [b]	3,052,221
4.25%, 11/15/13	3,921,000 [b]	4,282,469
4.25%, 8/15/14	2,700,000	2,951,651

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
4.25%, 11/15/14	7,400,000 [b]	8,082,191
4.25%, 8/15/15	1,305,000 [b]	1,422,246
4.25%, 11/15/17	2,530,000 [b]	2,719,950
4.38%, 8/15/12	225,000 [b]	244,195
4.50%, 2/28/11	3,500,000 [b]	3,684,982
4.50%, 9/30/11	676,000 [b]	722,871
4.50%, 11/30/11	3,500,000 [b]	3,757,852
4.50%, 3/31/12	2,950,000 [b]	3,186,003
4.50%, 11/15/15	3,800,000 [b]	4,193,657
4.50%, 2/15/16	425,000	468,430
4.50%, 5/15/17	1,800,000 [b]	1,972,548
4.63%, 8/31/11	700,000 [b]	748,863
4.63%, 10/31/11	4,300,000 [b]	4,619,477
4.63%, 11/15/16	2,000,000 [b]	2,212,502
4.63%, 2/15/17	2,252,000 [b]	2,489,870
4.75%, 3/31/11	1,800,000 [b]	1,907,017
4.75%, 5/15/14	2,400,000 [b]	2,675,064
4.75%, 8/15/17	2,300,000 [b]	2,557,494
4.88%, 4/30/11	9,600,000	10,213,507
4.88%, 5/31/11	9,200,000 [b]	9,816,336
4.88%, 7/31/11	4,500,000 [b]	4,824,670
4.88%, 8/15/16	2,530,000 [b]	2,841,706
5.00%, 2/15/11	3,400,000 [b]	3,596,432
5.00%, 8/15/11	4,125,000 [b]	4,439,209
5.13%, 5/15/16	1,350,000 [b]	1,536,575
6.50%, 2/15/10	5,100,000 [b]	5,194,034
		559,033,273
Total Bonds and Notes
(cost $1,749,776,461)		1,807,493,795

Other Investment 2.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $44,143,000)	44,143,000 [f]	44,143,000

The Fund 49

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned 22.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $417,390,539)	417,390,539 [f]	417,390,539

Total Investments (cost $2,211,310,000)	123.9%	2,269,027,334
Liabilities, Less Cash and Receivables	(23.9%)	(437,277,350)
Net Assets	100.0%	1,831,749,984

a Variable rate security interest rate subject to periodic change.
b All or a portion of these securities are on loan. At October 31, 2009, the total market value of the fund s securities on loan is $414,583,594 and the total market value of the collateral held by the fund is $425,268,761, consisting of cash collateral of $417,390,539 and U.S. Government and Agency securities valued at $7,878,222.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities had a total market value of $1,060,752 or 0.1% of net assets.
d On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
e Purchased on a forward commitment basis.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)

	Value (%)		Value (%)

U.S. Government & Agencies	73.2	Foreign/Governmental	2.5
Money Market Investments	25.2	State/Government
Corporate Bonds	19.6	General Obligations	.3
Asset/Mortgage-Backed	3.1		123.9

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

	Cost	Value

Assets ($):
Investments in securities See Statement
of Investments (including securities on loan,
valued at $414,583,594) Note 1(b):
Unaffiliated issuers	1,749,776,461	1,807,493,795
Affiliated issuers	461,533,539	461,533,539
Cash		2,734,510
Dividends and interest receivable		15,228,958
Receivable for investment securities sold		4,462,204
Receivable for shares of Capital Stock subscribed		2,318,756
		2,293,771,762
Liabilities ($):
Due to The Dreyfus Corporation and affiliates Note 3(b)		419,780
Liability for securities on loan Note 1(b)		417,390,539
Payable for investment securities purchased		42,605,376
Payable for shares of Capital Stock redeemed		1,602,955
Accrued expenses		3,128
		462,021,778
Net Assets ($)		1,831,749,984
Composition of Net Assets ($):
Paid-in capital		1,783,518,554
Accumulated undistributed investment income net		14,218
Accumulated net realized gain (loss) on investments		(9,500,122)
Accumulated net unrealized appreciation
(depreciation) on investments		57,717,334
Net Assets ($)		1,831,749,984

Net Asset Value Per Share
	Investor Shares	BASIC Shares

Net Assets ($)	899,701,060	932,048,924
Shares Outstanding	86,369,067	89,419,683
Net Asset Value Per Share ($)	10.42	10.42

See notes to financial statements.

The Fund 51

STATEMENT OF OPERATIONS Year Ended October 31, 2009

Investment Income ($):
Income:
Interest	55,267,686
Income from securities lending Note 1(b)	944,822
Cash dividends;
Affiliated issuers	102,871
Total Income	56,315,379
Expenses:
Management fee Note 3(a)	2,009,078
Distribution fees (Investor Shares) Note 3(b)	1,736,927
Directors fees Note 3(a)	126,398
Loan commitment fees Note 2	12,157
Total Expenses	3,884,560
Less Directors fees reimbursed by the Manager Note 3(a)	(126,398)
Net Expenses	3,758,162
Investment Income Net	52,557,217
Realized and Unrealized Gain (Loss) on Investments Note 4 ($):
Net realized gain (loss) on investments	(1,490,858)
Net unrealized appreciation (depreciation) on investments	96,428,232
Net Realized and Unrealized Gain (Loss) on Investments	94,937,374
Net Increase in Net Assets Resulting from Operations	147,494,591

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009	2008

Operations ($):
Investment income net	52,557,217	30,881,772
Net realized gain (loss) on investments	(1,490,858)	(726,552)
Net unrealized appreciation
(depreciation) on investments	96,428,232	(37,634,162)
Net Increase (Decrease) in Net Assets
Resulting from Operations	147,494,591	(7,478,942)
Dividends to Shareholders from ($):
Investment income net:
Investor Shares	(27,094,726)	(17,255,387)
BASIC Shares	(26,775,741)	(13,875,820)
Total Dividends	(53,870,467)	(31,131,207)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	648,320,188	275,212,660
BASIC Shares	701,086,677	197,835,399
Net assets received in connection
with reorganization Note 1		108,314,039
Dividends reinvested:
Investor Shares	26,500,449	16,741,220
BASIC Shares	19,893,236	7,770,384
Cost of shares redeemed:
Investor Shares	(252,727,519)	(141,747,478)
BASIC Shares	(256,034,228)	(119,150,782)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	887,038,803	344,975,442
Total Increase (Decrease) in Net Assets	980,662,927	306,365,293
Net Assets ($):
Beginning of Period	851,087,057	544,721,764
End of Period	1,831,749,984	851,087,057
Undistributed investment income net	14,218	14,018

The Fund 53

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,

	2009	2008

Capital Share Transactions:
Investor Shares
Shares sold	64,057,692	27,289,993
Shares issued in connection
with reorganization Note 1		12,266
Shares issued for dividends reinvested	2,595,776	1,663,862
Shares redeemed	(24,871,140)	(14,081,166)
Net Increase (Decrease) in Shares Outstanding	41,782,328	14,884,955
BASIC Shares
Shares sold	68,849,287	19,684,157
Shares issued in connection
with reorganization Note 1		10,707,749
Shares issued for dividends reinvested	1,945,393	774,442
Shares redeemed	(25,266,145)	(11,853,674)
Net Increase (Decrease) in Shares Outstanding	45,528,535	19,312,674

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund s financial statements.

		Year Ended October 31,

Investor Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	9.62	10.03	10.02	10.01	10.38
Investment Operations:
Investment income net[a]	.39	.47	.47	.45	.41
Net realized and unrealized
gain (loss) on investments	.81	(.41)	.02	.02	(.34)
Total from Investment Operations	1.20	.06	.49	.47	.07
Distributions:
Dividends from investment income net	(.40)	(.47)	(.48)	(.46)	(.43)
Dividends from net realized
gain on investments					(.01)
Total Distributions	(.40)	(.47)	(.48)	(.46)	(.44)
Net asset value, end of period	10.42	9.62	10.03	10.02	10.01
Total Return (%)	12.70	.51	4.99	4.79	.72
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.41	.41	.41	.40	.40
Ratio of net expenses
to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income
to average net assets	3.81	4.64	4.73	4.53	4.06
Portfolio Turnover Rate	24.78	25.41	42.83[b]	31.05	46.96
Net Assets, end of period ($ x 1,000)	899,701	428,768	297,998	225,507	211,701

See notes to financial statements.

The Fund 55

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

BASIC Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	9.62	10.04	10.03	10.02	10.39
Investment Operations:
Investment income net[a]	.41	.48	.50	.47	.44
Net realized and unrealized
gain (loss) on investments	.82	(.40)	.01	.02	(.34)
Total from Investment Operations	1.23	.08	.51	.49	.10
Distributions:
Dividends from investment income net	(.43)	(.50)	(.50)	(.48)	(.46)
Dividends from net realized
gain on investments					(.01)
Total Distributions	(.43)	(.50)	(.50)	(.48)	(.47)
Net asset value, end of period	10.42	9.62	10.04	10.03	10.02
Total Return (%)	12.99	.67	5.25	5.06	.97
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.16	.16	.16	.15	.15
Ratio of net expenses
to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income
to average net assets	4.05	4.89	4.99	4.78	4.31
Portfolio Turnover Rate	24.78	25.41	42.83[b]	31.05	46.96
Net Assets, end of period ($ x 1,000)	932,049	422,319	246,724	197,732	187,827

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the fund ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the Company ), which is registered under the Investment Company Act of 1940, as amended (the Act ), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund s investment objective seeks to match the total return of the Barclays Capital U.S. Aggregate Index. The Dreyfus Corporation (the Manager or Dreyfus ), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ( BNY Mellon ), serves as the fund s investment adviser.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund s Board of Directors, all of the assets, subject to liabilities, of BNY Hamilton U.S. Bond Market Index Fund ( BNY U.S. Bond ) were transferred to the fund in exchange for the shares of Capital Stock of the fund of equal value. Shareholders of BNY U.S. Bond received shares of the fund, in an amount equal to the aggregate net asset value of their investment in BNY U.S. Bond at the time of the exchange.The fund s net asset value on the close of business on September 12, 2008 after the reorganization was $10.10 and a total of 12,266 Investor shares and 10,707,749 BASIC shares representing net assets of $108,314,039 (including $108,391 net unrealized depreciation on investments) were issued to shareholders of BNY U.S. Bond in the exchange. The exchange was a tax-free event to BNY U.S. Bond shareholders.

MBSC Securities Corporation (the Distributor ), a wholly-owned subsidiary of the Manager, is the distributor of the fund s shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock.The fund is currently authorized to issue two classes of shares: Investor (500 million shares authorized) and BASIC (500 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their mini-

The Fund 57

NOTES TO FINANCIAL STATEMENTS (continued)

mum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board ( FASB ) Accounting Standards Codification ( ASC ) has become the exclusive reference of authoritative U.S. generally accepted accounting principles ( GAAP ) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ( SEC ) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), are valued each business day by an independent pricing service (the Service ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates fair value. Registered investment companies that are not traded on an exchange are valued at their net asset value.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1 unadjusted quoted prices in active markets for
identical investments.

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 significant unobservable inputs (including the fund s own assumptions in determining the fair value of investments).

The Fund 59

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund s investments:

		Level 2 Other	Level 3
	Level 1	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
U.S. Treasury
Securities		559,033,273		559,033,273
Asset-Backed		3,402,886		3,402,886
Corporate Bonds		356,095,941		356,095,941
Foreign Government		45,846,898		45,846,898
Municipal Bonds		5,018,097		5,018,097
U.S. Government
Agencies/
Mortgage-Backed		783,758,957		783,758,957
Commercial
Mortgage-Backed		54,337,743		54,337,743
Mutual Funds	461,533,539			461,533,539

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2009,The Bank of New York Mellon earned $508,750 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as affiliated in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code ).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund 61

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $14,218, accumulated capital losses $9,454,391 and unrealized appreciation $57,671,603.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $200,657 of the carryover expires in fiscal 2012, $1,287,894 expires in fiscal 2013, $3,695,859 expires in fiscal 2014, $536,637 expires in fiscal 2015, $973,609 expires in fiscal 2016 and $2,759,735 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were as follows: ordinary income $53,870,467 and $31,131,207, respectively.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage backed securities, amortization of premiums and consent fees, the fund increased accumulated undistributed investment income-net by $1,313,450 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2 Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a Facility ), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A. was increased to $215 million and the fund continues participation in the $300 million unsecured credit facility provided by The Bank of NewYork Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2009, the fund did not borrow under the Facilities.

NOTE 3 Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the Board-Group Open-End Funds ) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were

The Fund 63

NOTES TO FINANCIAL STATEMENTS (continued)

conducted by telephone. Effective January 1, 2010, the Board-Group Open-End Funds will pay each Board member who is not an inter-ested person of the Company (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board-Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board-Group Open-End Funds also reimburse each Board member who is not an interested person of the Company (as defined in the 1940 Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board-Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board-Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until September 30, 2010, so that the direct expenses of the BASIC shares and Investor shares of the fund (excluding taxes, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .34% and .59%, respectively. During the period ended October 31, 2009, there was no expense reimbursement pursuant to the undertaking.

(b) Under the Distribution Plan (the Plan ) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares.The BASIC shares bear no distribution fee. During the period ended October 31, 2009, Investor shares were charged $1,736,927 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $230,459 and Rule 12b-1 distribution plan fees $189,321.

NOTE 4 Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2009, amounted to $1,214,423,543 and $319,339,539, respectively.

The fund adopted the provisions of ASC Topic 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended October 31,2009. These disclosures did not impact the notes to the financial statements.

The Fund 65

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009, the cost of investments for federal income tax purposes was $2,211,355,731; accordingly, accumulated net unrealized appreciation on investments was $57,671,603, consisting of $64,347,113 gross unrealized appreciation and $6,675,510 gross unrealized depreciation.

NOTE 5 Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund (the Fund ), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

The Fund 67

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 99.94% of ordinary income dividends paid during the fiscal year ended October 31, 2009 as qualifying interest related dividends.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 69

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

J.Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 71

OFFICERS OF THE FUND (Unaudited) (continued)

For More Information

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ( SEC ) for the first and third quarters of each fiscal year on Form N-Q. The fund s Forms N-Q are available on the SEC s website at http://www.sec.gov and may be reviewed and copied at the SEC s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

7	Understanding Your Fund’s Expenses

7	Comparing Your Fund’s Expenses With Those of Other Funds

8	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Important Tax Information

26	Board Members Information

28	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Disciplined Stock Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 2008, through October 31, 2009.

Reports of positive economic growth over the third quarter of 2009 may have signaled the end of the deep recession that technically began in December 2007. Signs that the U.S. economy finally has turned a corner include inventory rebuilding among manufacturers, improvements in home sales and prices, and an increase in consumer spending.These and other positive developments helped fuel a sustained stock market rally since the early spring, with the most beaten-down securities generally leading the rebound. Higher-quality stocks have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the financial markets currently appear poised to enter into a new phase in which underlying fundamentals, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risks that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2008, through October 31, 2009, as provided by Sean P. Fitzgibbon, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus Disciplined Stock Fund produced a total return of 9.38%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 9.80% for the same period.2

After contracting sharply over the first half of the reporting period, the U.S. economy showed signs of stabilizing during the second half. Stocks bounced back sharply as investors anticipated a return to economic growth. The fund delivered particularly robust returns in the consumer-related and energy sectors. The fund’s strong second-half performance enabled it to make up ground it had lost against the S&P 500 Index during the first half, finishing the reporting period with returns that were roughly in line with the benchmark. In fact, the difference in returns between the fund and the S&P 500 Index during the reporting period are mainly the result of mutual fund fees and expenses that are not reflected in the benchmark’s performance.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks, focusing on large-cap companies. The fund invests in a diversified portfolio of growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the S&P 500 Index.We choose stocks based on several characteristics,including value,growth and financial profile.This process delivers a broadly diversified portfolio of carefully selected stocks, with overall performance determined by a large

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

number of securities.At the end of the reporting period, the fund held positions in approximately 89 stocks across 10 economic sectors.

A Strong Rebound Offset Earlier Losses

The global financial crisis that roiled credit markets and drove the U.S. economy into recession during the fall of 2008 continued to wreak economic havoc during the first four months of the reporting period. The U.S. unemployment rate climbed, housing markets struggled and consumer confidence plunged. Stocks were battered by these conditions, with the S&P 500 Index losing substantial value between the beginning of the reporting period and early March 2009.

The U.S. government and the Federal Reserve Board (the “Fed”) took aggressive action to address these developments. The federal government enacted a massive stimulus package and rescued several troubled corporations, while the Fed injected liquidity into the banking system and cut short-term interest rates to unprecedented lows. These measures bolstered investor confidence, sparking a sustained market rally that began in March 2009.While the rally was initially led by smaller, more speculative companies, it later broadened to include all sectors and capitalization ranges, as economic indicators began showing signs of fundamental improvement.

Benefiting from Opportunistic Investing

The fund responded to the challenging market environment by emphasizing higher-quality stocks with defensive characteristics and later, as valuations dropped to compelling levels, by focusing on more opportunistic investments. Although the fund underperformed its benchmark in March and April 2009 when volatile, lower-quality stocks led the market’s advance, our strategy helped limit losses during the early months of the reporting period and positioned the fund to participate fully in the market’s later rise.

Several of the fund’s better performers were consumer-related holdings. Early in the reporting period, when the economic environment was deteriorating, the fund invested in several budget-oriented restaurant chains and retailers, including Darden Restaurants, McDonald’s, Ross Stores and Wal-Mart Stores, all of which maintained their value relatively well

4

as consumers turned to lower-cost goods during the downturn.When economic conditions appeared to stabilize, the fund shifted assets into more opportunistic holdings where we saw catalysts for growth. Top performers during the second half of the reporting period included appliance manufacturer Whirlpool, gaming device maker Bally Technologies and battery producer Energizer Holdings. The fund also added value in the energy sector by focusing on independent oil-and-gas producers, such as Newfield Exploration and Anadarko Petroleum, which benefited from strong oil pricing.

On a more negative note, a few financial stocks undermined relative performance. Some, such as KeyCorp, suffered further credit deterioration after the fund adopted its position, while others, including Bank of America, posted significant gains before the fund purchased shares. Disappointing timing in trades also detracted from returns in some technology holdings, most notably International Business Machines and Google.

Positioned for Gradual Recovery

With some economic indicators showing signs of renewed growth as of the end of the reporting period, we remain cautiously optimistic regarding the market’s prospects. We have emphasized stocks that appear undervalued relative to their usual earnings power, and where we see potential catalysts for future growth.The fund currently holds mildly overweighted positions in the health care and consumer discretionary sectors, and mildly underweighted exposure to consumer staples, energy and communications stocks.

November 16, 2009

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

Average Annual Total Returns as of 10/31/09
	1 Year	5 Years	10 Years

Fund	9.38%	0.95%	–1.63%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Disciplined Stock Fund on 10/31/99 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

Expenses paid per $1,000†	$5.59
Ending value (after expenses)	$1,216.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

Expenses paid per $1,000†	$5.09
Ending value (after expenses)	$1,020.16

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2009

Common Stocks—99.2%	Shares	Value ($)

Consumer Discretionary—11.1%
Autoliv	180,140 [a]	6,049,101
Gap	167,290	3,569,969
Hasbro	100,140	2,730,818
Home Depot	200,800 [a]	5,038,072
Limited Brands	241,800	4,255,680
Newell Rubbermaid	264,500	3,837,895
News, Cl. A	606,110	6,982,387
Nordstrom	90,960 [a]	2,890,709
Omnicom Group	151,500	5,193,420
Target	145,400	7,041,722
Time Warner	219,743	6,618,659
Whirlpool	76,210 [a]	5,455,874
		59,664,306
Consumer Staples—9.8%
Clorox	94,850	5,617,965
Coca-Cola Enterprises	329,320	6,280,132
CVS Caremark	220,170	7,772,001
Kroger	179,730	4,157,155
Nestle, ADR	196,270	9,130,480
PepsiCo	184,860	11,193,273
Philip Morris International	178,360	8,447,130
		52,598,136
Energy—10.5%
Anadarko Petroleum	65,860	4,012,850
Chevron	171,140	13,099,056
ConocoPhillips	155,590	7,807,506
ENSCO International	105,130	4,813,903
Hess	77,570	4,246,182
Newfield Exploration	120,600 [b]	4,947,012
Occidental Petroleum	132,740	10,072,311
XTO Energy	177,987	7,397,140
		56,395,960
Exchange Traded Funds—.2%
Standard & Poor’s Depository
Receipts (Tr. Ser. 1)	8,460 [a]	876,118

8

Common Stocks (continued)	Shares	Value ($)

Financial—15.0%
Bank of America	868,200	12,658,356
BlackRock	19,380 [a]	4,195,576
Citigroup	1,175,200	4,806,568
Franklin Resources	48,730 [a]	5,098,620
Genworth Financial, Cl. A	358,090	3,802,916
Goldman Sachs Group	52,330	8,904,996
JPMorgan Chase & Co.	329,200	13,750,684
Lincoln National	185,020	4,409,027
MetLife	151,680	5,161,670
Morgan Stanley	241,130	7,745,096
State Street	107,670	4,519,987
Wells Fargo & Co.	181,810	5,003,411
		80,056,907
Health Care—15.1%
Abbott Laboratories	112,630	5,695,699
Alexion Pharmaceuticals	88,460 [b]	3,928,509
AmerisourceBergen	309,210	6,849,001
Amgen	148,440 [b]	7,975,681
CIGNA	196,110	5,459,702
Covidien	89,050	3,750,786
Gilead Sciences	100,780 [b]	4,288,189
Hospira	80,950 [b]	3,613,608
King Pharmaceuticals	244,490 [a,b]	2,476,684
Merck & Co.	185,460 [a]	5,736,278
Pfizer	861,064	14,663,920
Roche Holding, ADR	68,010	2,713,599
Schering-Plough	122,070	3,442,374
Teva Pharmaceutical Industries, ADR	32,620	1,646,658
Universal Health Services, Cl. B	66,830	3,719,090
Vertex Pharmaceuticals	140,520 [a,b]	4,715,851
		80,675,629
Industrial—10.3%
Cummins	74,590	3,211,845
Dover	149,420	5,630,146
FedEx	90,970	6,612,609

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
General Electric	271,330	3,869,166
JetBlue Airways	650,150 [b]	3,224,744
Norfolk Southern	204,490 [a]	9,533,324
Parker Hannifin	110,220	5,837,251
Raytheon	150,940 [a]	6,834,563
Textron	240,370 [a]	4,273,779
Tyco International	187,130	6,278,211
		55,305,638
Information Technology—19.6%
Apple	69,530 [b]	13,106,405
BMC Software	52,520 [b]	1,951,643
Broadcom, Cl. A	127,990 [b]	3,405,814
Cisco Systems	517,940 [b]	11,834,929
EMC	377,330 [b]	6,214,625
Flextronics International	523,480 [b]	3,392,150
Google, Cl. A	20,760 [b]	11,129,851
Hewlett-Packard	222,580	10,563,647
International Business Machines	101,300	12,217,793
Microsoft	450,250	12,485,432
Motorola	465,590	3,990,106
NetApp	146,670 [b]	3,967,424
Sybase	113,270 [a,b]	4,480,961
Teradata	128,580 [b]	3,584,810
Vishay Intertechnology	427,750 [b]	2,664,883
		104,990,473
Materials—2.8%
Dow Chemical	250,680	5,885,966
E.I. du Pont de Nemours & Co.	194,170	6,178,489
Owens-Illinois	83,430 [b]	2,659,748
		14,724,203
Telecommunication Services—1.6%
AT & T	337,770	8,670,556
Utilities—3.2%
American Electric Power	108,420	3,276,452
Mirant	179,000 [b]	2,502,420
PG & E	100,140 [a]	4,094,725

10

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
Sempra Energy	136,270	7,011,092
		16,884,689
Total Common Stocks
(cost $466,690,872)		530,842,615

Other Investment—1.0%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,525,000)	5,525,000 [c]	5,525,000
Investment of Cash Collateral for
Securities Loaned—4.7%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $25,024,684)	25,024,684 [c]	25,024,684

Total Investments (cost $497,240,556)	104.9%	561,392,299
Liabilities, Less Cash and Receivables	(4.9%)	(26,228,098)
Net Assets	100.0%	535,164,201

ADR—American Depository Receipts

a All or a portion of these securities are on loan.At October 31, 2009, the total market value of the fund’s securities on loan is $23,809,439 and the total market value of the collateral held by the fund is $25,024,684. b Non-income producing security. c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	19.6	Money Market Investments	5.7
Health Care	15.1	Utilities	3.2
Financial	15.0	Materials	2.8
Consumer Discretionary	11.1	Telecommunication Services	1.6
Energy	10.5	Exchange Traded Funds	.2
Industrial	10.3
Consumer Staples	9.8		104.9

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $23,809,439)—Note 1(b):
Unaffiliated issuers	466,690,872	530,842,615
Affiliated issuers	30,549,684	30,549,684
Cash		111,931
Receivable for investment securities sold		1,701,846
Dividends and interest receivable		474,920
Receivable for shares of Capital Stock subscribed		6,873
		563,687,869
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		473,674
Liability for securities on loan—Note 1(b)		25,024,684
Payable for investment securities purchased		2,747,059
Payable for shares of Capital Stock redeemed		278,212
Interest payable—Note 2		39
		28,523,668
Net Assets ($)		535,164,201
Composition of Net Assets ($):
Paid-in capital		609,119,898
Accumulated undistributed investment income—net		742,049
Accumulated net realized gain (loss) on investments		(138,849,489)
Accumulated net unrealized appreciation
(depreciation) on investments		64,151,743
Net Assets ($)		535,164,201
Shares Outstanding
(165 million shares of $.001 par value Capital Stock authorized)		21,833,389
Net Asset Value, offering and redemption price per share ($)		24.51

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended October 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $95,423 foreign taxes withheld at source):
Unaffiliated issuers	10,407,942
Affiliated issuers	5,906
Income from securities lending—Note 1(b)	121,995
Interest	2,574
Total Income	10,538,417
Expenses:
Management fee—Note 3(a)	4,346,717
Distribution fees—Note 3(b)	482,969
Directors’ fees—Note 3(a)	37,056
Loan commitment fees—Note 2	4,610
Interest expense—Note 2	249
Total Expenses	4,871,601
Less—Director’s fees reimbursed
by the Manager—Note 3(a)	(37,056)
Net Expenses	4,834,545
Investment Income—Net	5,703,872
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(102,635,753)
Net unrealized appreciation (depreciation) on investments	139,727,090
Net Realized and Unrealized Gain (Loss) on Investments	37,091,337
Net Increase in Net Assets Resulting from Operations	42,795,209

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009	2008

Operations ($):
Investment income—net	5,703,872	8,465,138
Net realized gain (loss) on investments	(102,635,753)	(34,934,480)
Net unrealized appreciation
(depreciation) on investments	139,727,090	(292,073,821)
Net Increase (Decrease) in Net Assets
Resulting from Operations	42,795,209	(318,543,163)
Dividends to Shareholders from ($):
Investment income—net	(7,879,346)	(8,002,778)
Net realized gain on investments	—	(91,047,656)
Total Dividends	(7,879,346)	(99,050,434)
Capital Stock Transactions ($):
Net proceeds from shares sold	32,556,197	31,693,253
Dividends reinvested	7,330,420	93,755,211
Cost of shares redeemed	(72,335,238)	(120,977,310)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(32,448,621)	4,471,154
Total Increase (Decrease) in Net Assets	2,467,242	(413,122,443)
Net Assets ($):
Beginning of Period	532,696,959	945,819,402
End of Period	535,164,201	532,696,959
Undistributed investment income—net	742,049	2,917,523
Capital Share Transactions (Shares):
Shares sold	1,587,642	1,060,519
Shares issued for dividends reinvested	343,773	2,672,520
Shares redeemed	(3,492,758)	(3,843,888)
Net Increase (Decrease) in Shares Outstanding	(1,561,343)	(110,849)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	22.77	40.24	37.35	32.52	30.02
Investment Operations:
Investment income—net[a]	.25	.35	.26	.29	.34
Net realized and unrealized
gain (loss) on investments	1.83	(13.57)	6.31	4.88	2.46
Total from Investment Operations	2.08	(13.22)	6.57	5.17	2.80
Distributions:
Dividends from investment income—net	(.34)	(.34)	(.23)	(.34)	(.30)
Dividends from net realized
gain on investments	—	(3.91)	(3.45)	—	—
Total Distributions	(.34)	(4.25)	(3.68)	(.34)	(.30)
Net asset value, end of period	24.51	22.77	40.24	37.35	32.52
Total Return (%)	9.38	(36.51)	18.98	16.01	9.37
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.01	1.01	1.00	1.00
Ratio of net expenses
to average net assets	1.00	1.00	.98	.93	.90
Ratio of net investment income
to average net assets	1.18	1.12	.69	.86	1.06
Portfolio Turnover Rate	103.96	70.11	49.43	96.40	68.42
Net Assets, end of period ($ x 1,000)	535,164	532,697	945,819	941,091	1,075,938

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used

16

for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange, are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	507,034,509	—	—	507,034,509
Equity Securities—
Foreign†	22,931,988	—	—	22,931,988
Mutual Funds/
Exchange
Traded Funds	31,425,802	—	—	31,425,802

† See Statement of Investments for industry classification.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus,

18

the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2009, The Bank of New York Mellon earned $52,284 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $742,049, accumulated capital losses $138,206,880 and unrealized appreciation $63,509,134.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $34,548,052 of the carryover expires in fiscal 2016 and $103,658,828 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were as follows: ordinary income $7,879,346 and $35,193,440, and long-term capital gains $0 and $63,856,994, respectively.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A. was increased to $215 million and the fund continues participation in the $300 million unsecured credit facility provided by The Bank of New York Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

20

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2009 was approximately $17,300 with a related weighted average annualized interest rate of 1.45%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board-Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board-Group Open-End Funds will pay each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board-Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board-Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board-Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board-Group Open-End Funds and Dreyfus HighYield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund’s average daily net assets to compensate BNY Mellon and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2009, the fund was charged $482,969 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company

22

and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $426,427 and Rule 12b-1 distribution plan fees $47,247.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2009, amounted to $501,637,107 and $523,163,572, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended October 31, 2009.These disclosures did not impact the notes to the financial statements.

At October 31, 2009, the cost of investments for federal income tax purposes was $497,883,165; accordingly, accumulated net unrealized appreciation on investments was $63,509,134, consisting of $80,927,993 gross unrealized appreciation and $17,418,859 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

24

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2009 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,961,823 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 25

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Understanding Your Fund’s Expenses

6	Comparing Your Fund’s Expenses With Those of Other Funds

7	Statement of Investments

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statement of Changes in Net Assets

12	Financial Highlights

14	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Important Tax Information

24	Board Members Information

26	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Money Market Reserves

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Money Market Reserves, covering the 12-month period from November 1, 2008, through October 31, 2009.

Reports of positive U.S. economic growth over the third quarter of 2009 may have signaled the end of the deep recession that began in December 2007. Signs that the economy finally has turned a corner include inventory rebuilding among manufacturers, improvements in home sales and prices, and an increase in consumer spending. These developments sparked sustained rallies among fixed-income and equity asset classes, and along with low yields and improved investor sentiment have resulted in billions in outflows of money fund assets into these other asset classes. Despite improved economic news, monetary policymakers have continued to hold short-term interest rates at record lows, and yields of money market instruments have remained at historically low levels.

In contrast, stocks and bonds appear poised to enter into a new phase in which the underlying fundamentals of individual issuers, not bargain hunting, are likely to drive long-term investment returns. Of course, the best strategy and cash allocation for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risks that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus Money Market Reserves’ Investor shares produced a yield of 0.30%, and Class R shares produced a yield of 0.43%.Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced effective yields of 0.30% and 0.43%, respectively.1

Money market yields declined along with short-term interest rates early in the reporting period and then remained near historically low levels as the U.S. government and Federal Reserve Board (the “Fed”) addressed a severe recession and global credit crisis.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest.

Money Market Yields Fell to Record Lows

The reporting period began in the midst of a global financial crisis and severe recession. In response, the Fed pumped liquidity into the banking system and eased monetary policy aggressively, driving its target for the overnight federal funds rate to an unprecedented low of 0.00% to 0.25% by the end of 2008.As a result, yields of money market instruments fell to and remained near historical lows.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The U.S. government responded with a number of its own remedial measures, including the Temporary Guarantee Program for Money Market Funds, which remained in effect through most of the reporting period before ending in September 2009.This measure was designed to promote liquidity in the short-term credit market.

Economic conditions continued to deteriorate, and credit markets remained troubled over the first few months of the reporting period. However, investor sentiment began to improve in March when signs emerged that the economic downturn might be decelerating, and stocks and corporate bonds staged impressive rebounds. Meanwhile, a decline in the three-month London Interbank Offered Rate (LIBOR) provided evidence of improvement in the global credit markets.

The U.S. economy sent mixed signals in the spring of 2009. For example, existing home sales and prices increased in May, but the unemployment rate rose to its highest level in 26 years. It later was reported that the U.S. economy grew at a –0.7% annualized rate between April and June,lending credence to forecasts that the recession was nearing an end.

In July, residential construction achieved its second gain in three months, and August saw the first expansion of manufacturing activity in more than 18 months. However, these positive indicators were tempered by a jump in the unemployment rate to 9.7% in August.The housing market reported more good news in September, as pending home sales reached their highest level since March 2007. Consumer spending increased in August by 1.3%, the largest gain in more than seven years, due in part to the U.S. government’s Cash for Clunkers automobile purchasing program. However, the unemployment rate continued to creep higher.

October marked another month of gradual economic improvement. Positive news included a return to growth for the U.S. economy, with U.S. GDP expanding at a 2.8% annualized rate in the third quarter, its first quarterly gain in more than a year. In addition, the National Association of Realtors reported that existing home sales increased

4

11.4% in the third quarter.While pending home sales reached its highest level in almost three years, distressed sales accounted for more than 30% of those transactions.The unemployment rate moved above 10% in October, its highest level since the early 1980s, but initial jobless claims continue to fall, offering some hope that the employment picture may be poised for improvement in 2010.

Quality and Liquidity Still Our Priority

With yields at historically low levels, most money market funds maintained relatively defensive footings during the reporting period, and the industry’s average weighted maturity remained substantially shorter than historical averages.The fund was no exception; we set its weighted average maturity in a position that was relatively short as interest rates declined, and then roughly in line with industry averages for most of 2009. We also focused exclusively on money market instruments meeting our stringent credit-quality criteria.

Despite recent signs of economic improvement, the Fed has repeatedly indicated that “economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”Therefore, until we see more convincing evidence that the Fed is prepared to raise interest rates, we intend to maintain the fund’s focus on credit quality and liquidity.

November 16, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Reserves from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Investor Shares	Class R Shares

Expenses paid per $1,000†	$ 2.82	$ 2.47
Ending value (after expenses)	$1,000.10	$1,000.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Investor Shares	Class R Shares

Expenses paid per $1,000†	$ 2.85	$ 2.50
Ending value (after expenses)	$1,022.38	$1,022.74

† Expenses are equal to the fund’s annualized expense ratio of .56% for Investor shares and .49% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2009

	Principal
Negotiable Bank Certificates of Deposit—37.3%	Amount ($)	Value ($)

Allied Irish Banks (Yankee)
1.00%, 12/14/09	20,000,000	20,000,000
Banco Bilbao Vizcaya Argenteria Puerto Rico (Yankee)
0.33%, 3/29/10	20,000,000	20,000,000
Bank of America N.A.
0.80%, 11/16/09	25,000,000	25,000,000
Bank of Nova Scotia (Yankee)
0.31%, 3/29/10	20,000,000	20,000,000
Bank of Tokyo-Mitsubishi Ltd. (Yankee)
0.25%, 1/8/10	20,000,000	20,000,000
Bayerische Hypo-und Vereinsbank AG (Yankee)
0.28%, 11/2/09	20,000,000	20,000,000
DZ Bank AG (Yankee)
0.27%, 12/15/09	20,000,000	20,000,000
Natixis (Yankee)
0.52%, 11/3/09	25,000,000	25,000,000
UBS AG (Yankee)
0.28%, 12/28/09	20,000,000	20,000,000
Total Negotiable Bank Certificates of Deposit
(cost $190,000,000)		190,000,000

Commercial Paper—21.7%

Abbey National North America LLC
0.10%, 11/2/09	22,000,000	21,999,939
BNP Paribas Finance Inc.
0.11%, 11/2/09	22,000,000	21,999,933
General Electric Co.
0.10%, 11/2/09	22,000,000	21,999,939
JPMorgan Chase Funding
0.30%, 11/9/09	25,000,000 [a]	24,998,333
Societe Generale N.A. Inc.
0.25%, 12/23/09	20,000,000	19,992,778
Total Commercial Paper
(cost $110,990,922)		110,990,922

Time Deposit—3.7%

Commerzbank AG (Grand Cayman)
0.11%, 11/2/09
(cost $19,000,000)	19,000,000	19,000,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Asset-Backed Commercial Paper—23.5%	Amount ($)	Value ($)

Atlantis One Funding Corp.
0.22%, 1/29/10	20,000,000 [a]	19,989,122
CAFCO LLC
0.26%, 1/7/10	20,000,000 [a]	19,990,322
Cancara Asset Securitisation Ltd.
0.32%, 12/14/09	20,000,000 [a]	19,992,356
CIESCO LLC
0.32%, 1/13/10	20,000,000 [a]	19,987,022
Govco Inc.
0.25%, 1/25/10	20,000,000 [a]	19,988,195
Manhattan Asset Funding Company LLC
0.39%, 11/20/09	20,000,000 [a]	19,995,883
Total Asset-Backed Commercial Paper
(cost $119,942,900)		119,942,900

Repurchase Agreement—13.7%

RBS Securities
0.07%, dated 10/30/09, due 11/2/09 in the
amount of $70,000,408 (fully collateralized by
$70,165,000 U.S. Treasury Notes, 3.625%,
due 8/15/19, value $71,403,162)
(cost $70,000,000)	70,000,000	70,000,000

Total Investments (cost $509,933,822)	99.9%	509,933,822
Cash and Receivables (Net)	.1%	736,568
Net Assets	100.0%	510,670,390

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to $144,941,233 or 28.4% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Banking	70.2	Finance	4.3
Repurchase Agreement	13.7
Asset-Backed/Multi-Seller Programs	11.7		99.9

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including Repurchase Agreements of
$70,000,000)—Note 1(b)	509,933,822	509,933,822
Cash		685,620
Interest receivable		185,271
		510,804,713
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		127,192
Payable for shares of Capital Stock redeemed		7,117
Dividend payable		14
		134,323
Net Assets ($)		510,670,390
Composition of Net Assets ($):
Paid-in capital		510,670,390
Net Assets ($)		510,670,390

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	355,337,233	155,333,157
Shares Outstanding	355,337,233	155,333,157
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Year Ended October 31, 2009

Investment Income ($):
Interest Income	5,487,552
Expenses:
Management fee—Note 2(a)	2,793,504
Distribution fees (Investor Shares)—Note 2(b)	754,565
Treasury insurance expense—Note 1(e)	230,680
Directors’ fees—Note 2(a)	35,350
Total Expenses	3,814,099
Less—reduction in expenses due to undertaking—Note 2(a)	(346,184)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(35,350)
Net Expenses	3,432,565
Investment Income—Net, representing net increase
in net assets resulting from operations	2,054,987

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009	2008

Operations ($):
Investment income—net	2,054,987	17,698,108
Net realized gain (loss) on investments	—	647
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,054,987	17,698,755
Dividends to Shareholders from ($):
Investment income—net:
Investors Shares	(1,209,320)	(12,286,887)
Class R Shares	(845,667)	(5,411,221)
Total Dividends	(2,054,987)	(17,698,108)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investors Shares	534,422,016	746,356,237
Class R Shares	386,215,887	901,970,524
Dividends reinvested:
Investors Shares	1,194,784	12,125,869
Class R Shares	629,623	3,229,845
Cost of shares redeemed:
Investors Shares	(588,826,853)	(702,041,507)
Class R Shares	(418,484,467)	(880,305,485)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(84,849,010)	81,335,483
Total Increase (Decrease) in Net Assets	(84,849,010)	81,336,130
Net Assets ($):
Beginning of Period	595,519,400	514,183,270
End of Period	510,670,390	595,519,400

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Investors Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.003	.028	.046	.042	.022
Distributions:
Dividends from investment income—net	(.003)	(.028)	(.046)	(.042)	(.022)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.30	2.87	4.75	4.24	2.23
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.75	.71	.71	.70	.70
Ratio of net expenses
to average net assets	.66	.70	.70	.70	.70
Ratio of net investment income
to average net assets	.32	2.80	4.65	4.15	2.19
Net Assets, end of period ($ x 1,000)	355,337	408,547	352,108	284,623	308,202

See notes to financial statements.

12

		Year Ended October 31,

Class R Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.004	.030	.048	.044	.024
Distributions:
Dividends from investment income—net	(.004)	(.030)	(.048)	(.044)	(.024)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.43	3.07	4.96	4.45	2.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.55	.51	.51	.50	.50
Ratio of net expenses
to average net assets	.52	.50	.50	.50	.50
Ratio of net investment income
to average net assets	.47	3.03	4.85	4.40	2.38
Net Assets, end of period ($ x 1,000)	155,333	186,972	162,075	185,772	115,384

See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal by investing in a diversified portfolio of high-quality, short-term debt securities.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to

14

do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†

Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	509,933,822
Level 3—Significant Unobservable Inputs	—
Total	509,933,822

† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

16

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were all ordinary income.

At October 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program: The fund entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guaranteed the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share fell below $0.995 (a “Guarantee Event”) and the fund liquidated. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

18

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and had been further extended by the Treasury until September 18, 2009, at which time the Secretary of the Treasury terminated the Program.As such, the fund is no longer eligible for protection under the Program. Participation in the initial term and the two extended periods of the Program required payments to the Treasury in the amount of .01%, .015% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share).This expense was borne by the fund without regard to any expense limitation in effect.

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board-Group Open-End Funds”) attended, $2,000 for separate in-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board-Group Open-End Funds will pay each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board-Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board-Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board-Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board-Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

20

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level.This undertaking is voluntary and not contractual and may be terminated at any time.The reduction in expenses, pursuant to the undertaking, amounted to $346,184 during the period ended October 31, 2009.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2009, Investor shares were charged $754,565 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $209,064 and Rule 12b-1 distribution plan fees $56,829, which are offset against an expense reimbursement currently in effect in the amount of $138,701.

NOTE 3—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Money Market Reserves (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian.An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

22

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 99.10% of ordinary income dividends paid during the fiscal year ended October 31, 2009 as qualifying interest related dividends.

The Fund 23

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Understanding Your Fund’s Expenses

6	Comparing Your Fund’s Expenses With Those of Other Funds

7	Statement of Investments

19	Statement of Assets and Liabilities

20	Statement of Operations

21	Statement of Changes in Net Assets

22	Financial Highlights

26	Notes to Financial Statements

34	Report of Independent Registered Public Accounting Firm

35	Important Tax Information

36	Board Members Information

38	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
AMT-Free
Municipal Reserves

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus AMT-Free Municipal Reserves, covering the 12-month period from November 1, 2008, through October 31, 2009.

Reports of positive U.S. economic growth over the third quarter of 2009 may have signaled the end of the deep recession that began in December 2007. Signs that the economy finally has turned a corner include inventory rebuilding among manufacturers, improvements in home sales and prices, and an increase in consumer spending. These developments sparked sustained rallies among fixed-income and equity asset classes, and along with low yields and improved investor sentiment have resulted in billions in outflows of money fund assets into these other asset classes. Despite improved economic news, monetary policymakers have continued to hold short-term interest rates at record lows, and yields of money market instruments have remained at historically low levels.

In contrast, stocks and bonds appear poised to enter into a new phase in which the underlying fundamentals of individual issuers, not bargain hunting, are likely to drive long-term investment returns. Of course, the best strategy and cash allocation for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risks that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus AMT-Free Municipal Reserves’ BASIC shares, Class B shares, Class R shares and Investor shares produced yields of 0.82%, 0.41%, 0.83% and 0.65%, respectively.Taking into account the effects of compounding, the fund’s BASIC shares, Class B shares, Class R shares and Investor shares produced effective yields of 0.83%, 0.41%, 0.83% and 0.65%, respectively.1

Yields of tax-exempt money market instruments fell to and remained at historically low levels during the reporting period as the Federal Reserve Board (the “Fed”) maintained an accommodative monetary policy to combat the effects of a severe recession and financial crisis.

The Fund’s Investment Approach

The fund seeks a high level of current income, consistent with stability of principal, that is exempt from federal income tax.The fund also seeks to provide income exempt from the federal alternative minimum tax.To pursue its goal, the fund normally invests substantially all of its assets in tax-exempt municipal obligations, including short-term municipal debt securities, which do not pay interest that is subject to the federal alternative minimum tax.Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund also may invest in high-quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Money Market Yields Plunged During the Downturn

U.S. economic conditions deteriorated sharply over the final months of 2008 as a result of weakness in housing markets, rising unemployment and declining consumer confidence. In addition, the failures of several major financial institutions had sparked a financial crisis in which global

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

credit markets nearly froze, and dealers and insurers of municipal money market instruments were punished by severe investment losses. The Fed responded aggressively to this turbulent environment, reducing its target for the federal funds rate to a record low of 0% to 0.25% by the end of 2008. Consequently, tax-exempt money market yields also fell to historically low levels.

The Fed left its low interest rate target unchanged over the first 10 months of 2009.The U.S. economy continued to deteriorate during the first quarter of the year, losing more than 650,000 jobs per month in February and March. Meanwhile, the U.S. government passed the $787 billion American Recovery and Reinvestment Act in an effort to retain and create jobs, provide budget relief to states and localities, maintain social programs and offer tax relief to businesses and individuals.The U.S. Department of the Treasury also extended the Temporary Guarantee Program for Money Market Funds beyond its original six-month term until September 18, 2009, when it was allowed to expire.

Investor sentiment began to improve in March amid early signs that these remedial monetary and fiscal measures were gaining traction. A decline in the three-month London Interbank Offered Rate (LIBOR) from unusually elevated levels provided evidence of improvement in the credit markets, and U.S. and international stock markets began an impressive rebound that persisted through the reporting period’s end. In the third quarter of 2009, U.S. GDP posted an annualized growth rate of 3.5%, its first gain in more than a year. Despite these encouraging signs, however, the unemployment rate topped 10% in October, and the fiscal conditions of many states and municipalities remained under severe pressure. As tax collections lagged projections and demands on social services intensified, a number of states had warned by the end of the reporting period of wide budget gaps in their current and upcoming fiscal years, potentially leading to deep spending cuts and higher state and local taxes.

Tax-exempt money market yields also were influenced during the reporting period by supply-and-demand factors. With yields of taxable money market instruments at historically low levels, municipal

4

instruments proved relatively attractive to institutional investors. The resulting increase in demand put additional downward pressure on tax-exempt yields.

Focus on Quality and Liquidity

We continued to focus throughout the reporting period on direct, high-quality, AMT-free municipal obligations that have been independently approved by our credit analysts. We generally favored instruments backed by pledged tax appropriations, stable revenue streams or private endowments.

With interest rates at historical lows, we maintained the fund’s weighted average maturity in a range that generally was shorter than industry averages. Because yield differences have remained relatively narrow along the market’s maturity range, this conservative positioning did not detract materially from the fund’s performance.

Preserving Capital Is Our Priority

The Fed has repeatedly stated that it intends to keep interest rates at low levels for an extended period as the U.S. economy recovers gradually from the recession. Therefore, we intend to maintain our conservative approach, including an emphasis on quality and a relatively short weighted average maturity. In our judgment, this focus on preservation of capital and liquidity is a prudent strategy in today’s uncertain economic and market environments.

November 16, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, yields of the fund’s BASIC shares,Class B shares, Class R shares and Investor shares would have been 0.81%, 0.27%,0.82, and 0.63%, respectively, and the effective yields would have been 0.81%,0.27%, 0.82% and 0.63%, respectively.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Reserves from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Investor Shares	Class R Shares	BASIC Shares	Class B Shares

Expenses paid per $1,000†	$ 3.43	$ 2.62	$ 2.62	$ 4.13
Ending value (after expenses)	$1,001.40	$1,002.10	$1,002.10	$1,000.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Investor Shares	Class R Shares	BASIC Shares	Class B Shares

Expenses paid per $1,000†	$ 3.47	$ 2.65	$ 2.65	$ 4.18
Ending value (after expenses)	$1,021.78	$1,022.58	$1,022.58	$1,021.07

† Expenses are equal to the fund’s annualized expense ratio of .68% for Investor Shares, .52% for Class R Shares, .52% for BASIC Shares and .82% for Class B Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2009

Short-Term	Coupon	Maturity	Principal
Investments—103.4%	Rate (%)	Date	Amount ($)		Value ($)

Alabama—6.4%
Chatom Industrial Development
Board, Gulf Opportunity Zone
Revenue (PowerSouth Energy
Cooperative Projects)
(Liquidity Facility; National
Rural Utilities Cooperative
Finance Corporation and LOC;
National Rural Utilities
Cooperation Finance Corporation)	2.85	11/16/09	5,000,000		5,000,000
Chatom Industrial Development
Board, PCR, Refunding (Alabama
Electric Cooperative, Inc.
Project) (Liquidity Facility;
National Rural Utilities
Cooperative Finance
Corporation)	2.65	12/1/09	5,000,000		5,000,000
Macon Trust Various Certificates
(Spanish Fort Redevelopment
Authority—Spanish Fort Town
Center) (Liquidity Facility;
Bank of America and LOC; Bank
of America)	0.76	11/7/09	5,000,000	[a,b]	5,000,000
Southeast Alabama Gas District,
Supply Project Revenue
(Liquidity Facility;
Societe Generale)	0.20	11/1/09	14,200,000	[a]	14,200,000
Connecticut—1.7%
Hartford,
GO Notes, GAN	2.00	4/15/10	3,000,000		3,019,674
New Haven,
GO Notes, BAN	1.25	2/15/10	5,000,000		5,005,010
Florida—10.2%
Brevard County,
Revenue (Holy Trinity
Episcopal Academy Project)
(LOC; Wachovia Bank)	0.47	11/7/09	900,000	[a]	900,000
Escambia County,
SWDR (Gulf Power
Company Project)	0.23	11/1/09	17,900,000	[a]	17,900,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Florida (continued)
Manatee County School District,
GO Notes, TAN	1.00	5/1/10	4,000,000		4,011,897
Martin County,
PCR, Refunding (Florida Power
and Light Company Project)	0.29	11/1/09	17,000,000	[a]	17,000,000
Palm Beach County School District,
Revenue, TAN	0.75	2/1/10	4,000,000		4,004,332
Pinellas County Industry Council,
Revenue (Lutheran Church of
the Cross Day School Project)
(LOC; Wachovia Bank)	0.47	11/7/09	1,305,000	[a]	1,305,000
Sarasota County,
IDR (Sarasota Military
Academy, Inc. Project) (LOC;
Wachovia Bank)	0.47	11/7/09	1,720,000	[a]	1,720,000
Illinois—4.4%
Chicago Board of Education,
GO Notes (Liquidity Facility;
Dexia Credit Locale)	0.25	11/7/09	1,900,000	[a]	1,900,000
Chicago O’Hare International
Airport, Revenue (Insured;
Assured Guaranty and Liquidity
Facility; Citibank NA)	0.36	11/7/09	2,810,000	[a,b]	2,810,000
Illinois Development Finance
Authority, Revenue (Evanston
Northwestern Healthcare
Corporation) (Liquidity
Facility; JPMorgan Chase Bank)	0.20	11/1/09	15,600,000	[a]	15,600,000
Indiana—5.4%
Elkhart County,
Revenue (Hubbard Hill Estates,
Inc. Project) (LOC; Fifth
Third Bank)	0.97	11/7/09	2,820,000	[a]	2,820,000
Indiana Bond Bank,
Midyear Funding Program Notes
(Liquidity Facility; JPMorgan
Chase Bank)	2.00	1/6/10	5,000,000		5,012,980

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Indiana (continued)
Indiana Health and Educational
Facility Financing Authority,
Educational Facilities Revenue
(University of Evansville
Project) (LOC; Fifth
Third Bank)	0.77	11/7/09	10,000,000	[a]	10,000,000
Indiana Health Facility Financing
Authority, Health Care
Facility Revenue (United
Church Homes, Inc. Project)
(LOC; Allied Irish Banks)	0.45	11/7/09	3,100,000	[a]	3,100,000
Vigo County,
EDR (Sisters of Providence of
Saint-Mary’s of the Woods
Project) (LOC; Allied
Irish Banks)	0.51	11/7/09	4,000,000	[a]	4,000,000
Iowa—.8%
Ringgold County,
HR, BAN	1.50	10/1/10	3,700,000	[c]	3,716,613
Kentucky—1.1%
Jefferson County,
Retirement Home Revenue
(Nazareth Literary and
Benevolent Institution
Project) (LOC; JPMorgan
Chase Bank)	0.33	11/7/09	5,000,000	[a]	5,000,000
Maryland—3.3%
Baltimore County,
Revenue, Refunding (Shade Tree
Trace Apartments Facility)
(LOC; M&T Bank)	0.31	11/7/09	4,000,000	[a]	4,000,000
Maryland Health and Higher
Educational Facilities
Authority, Revenue
(Woodmont Academy
Issue) (LOC; Allied
Irish Banks)	0.42	11/7/09	11,330,000	[a]	11,330,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Massachusetts—7.8%
Holden,
GO Notes, BAN	1.50	12/15/09	1,000,000		1,001,017
Massachusetts,
GO Notes, RAN	2.50	4/29/10	3,000,000		3,031,705
Massachusetts,
GO Notes, RAN	2.50	5/27/10	10,000,000		10,119,280
Massachusetts Development Finance
Agency, Revenue (Beaver
Country Day School Issue)
(LOC; Allied Irish Banks)	0.46	11/7/09	100,000	[a]	100,000
Massachusetts Health and
Educational Facilities
Authority, Revenue (Museum of
Fine Arts Issue) (Liquidity
Facility; Bank of America)	0.20	11/1/09	7,900,000	[a]	7,900,000
Silver Lake Regional School
District, GO Notes, BAN	1.25	12/18/09	4,000,000		4,002,654
Worcester,
GO Notes, BAN	1.50	11/6/09	5,700,000		5,700,586
Worcester,
GO Notes, BAN	2.00	11/6/09	4,000,000		4,000,485
Minnesota—2.4%
Puttable Floating Option Tax
Exempt Receipts (Saint Paul
Port Authority, MFHR
(Burlington Apartments
Project)) (Liquidity Facility;
FHLMC and LOC; FHLMC)	0.36	11/7/09	4,080,000	[a,b]	4,080,000
Southern Minnesota Municipal Power
Agency, Power Supply System
Revenue, CP (Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	0.75	11/9/09	2,000,000		2,000,000
Southern Minnesota Municipal Power
Agency, Power Supply System
Revenue, CP (Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	0.75	11/10/09	3,000,000		3,000,000
University of Minnesota, CP	0.43	1/19/10	2,100,000		2,100,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Nevada—1.1%
Las Vegas Convention and Visitors
Authority, Revenue, CP (LOC:
Bank of Nova Scotia, Fortis
Bank and State Street Bank and
Trust Co.)	0.40	12/2/09	5,000,000		5,000,000
New Hampshire—3.2%
New Hampshire Health and
Educational Facilities
Authority, Revenue (University
System of New Hampshire Issue)
(Liquidity Facility; JPMorgan
Chase Bank)	0.20	11/1/09	6,600,000	[a]	6,600,000
Rockingham County,
GO Notes, TAN	1.25	12/18/09	8,000,000		8,005,617
New Jersey—8.1%
New Jersey Economic Development
Authority, Revenue, Refunding
(Crane’s Mill Project) (LOC;
TD Bank)	0.22	11/7/09	4,000,000	[a]	4,000,000
New Jersey Housing and Mortgage
Finance Agency, SFHR (LOC;
Dexia Credit Locale)	0.34	11/7/09	3,240,000	[a,d]	3,240,000
New Jersey Turnpike Authority,
Turnpike Revenue (Insured; FSA
and Liquidity Facility; Dexia
Credit Locale)	0.30	11/7/09	3,430,000	[a]	3,430,000
New Jersey Turnpike Authority,
Turnpike Revenue (Insured; FSA
and Liquidity Facility; Dexia
Credit Locale)	0.30	11/7/09	6,500,000	[a]	6,500,000
Tobacco Settlement
Financing Corporation
of New Jersey,
Tobacco Settlement
Asset-Backed Bonds
(Liquidity Facility; Merrill
Lynch Capital Services
and LOC; Merrill Lynch
and Company Inc.)	0.67	11/7/09	20,180,000	[a,b]	20,180,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

New York—4.5%
Long Island Power Authority,
Electric System General
Revenue (Insured; FSA and
Liquidity Facility; Dexia
Credit Locale)	0.23	11/7/09	1,000,000	[a]	1,000,000
Long Island Power Authority,
Electric System General
Revenue (Insured; FSA and
Liquidity Facility; Dexia
Credit Locale)	0.25	11/7/09	4,260,000	[a]	4,260,000
Metropolitan Transportation
Authority, Transportation
Revenue, Refunding (Insured;
FSA and Liquidity Facility;
Dexia Credit Locale)	0.25	11/7/09	2,000,000	[a]	2,000,000
New York City,
GO Notes (Liquidity Facility;
Bank of America)	0.18	11/1/09	3,800,000	[a]	3,800,000
New York City,
GO Notes (Liquidity Facility;
Landesbank Baden-Wurttemberg)	0.23	11/1/09	9,100,000	[a]	9,100,000
New York City Transitional Finance
Authority, Revenue (New York
City Recovery) (Liquidity
Facility; Citigroup Global
Market Holdings)	0.20	11/1/09	600,000	[a]	600,000
Ohio—2.4%
Akron,
Street Improvement Special
Assessment Notes	3.50	10/1/10	1,000,000		1,006,680
Blue Ash,
EDR (Ursuline Academy of
Cincinnati Project) (LOC;
Fifth Third Bank)	0.77	11/7/09	5,100,000	[a]	5,100,000
Montgomery County,
Revenue, CP (Miami
Valley Hospital)	0.65	11/13/09	5,000,000		5,000,000

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Oklahoma—1.1%
Oklahoma Water Resources Board,
State Loan Program Revenue
(Liquidity Facility; State
Street Bank and Trust Co.)	1.03	12/1/09	4,850,000		4,850,000
Pennsylvania—10.0%
Allegheny County Industrial
Development Authority,
Senior Health and Housing
Facilities Revenue
(Longwood at Oakmont,
Inc.) (LOC; Allied
Irish Banks)	0.31	11/1/09	6,430,000	[a]	6,430,000
Berks County Industrial
Development Authority,
Revenue (Kutztown Resource
Management, Inc. Project)
(LOC; Wachovia Bank)	0.47	11/7/09	3,750,000	[a]	3,750,000
Berks County Industrial
Development Authority, Revenue
(Richard J. Caron Foundation
Project) (LOC; Wachovia Bank)	0.47	11/7/09	6,910,000	[a]	6,910,000
Berks County Municipal Authority,
Revenue (The Reading Hospital
and Medical Center Project)	0.53	1/14/10	2,500,000		2,500,000
Bethlehem Area School District,
GO Notes (Insured; FSA and
Liquidity Facility; Dexia
Credit Locale)	0.50	11/7/09	4,000,000	[a]	4,000,000
Harrisburg Authority,
Revenue (Haverford Township
School District Project)
(Insured; FSA and Liquidity
Facility; Dexia Credit Locale)	3.26	11/7/09	3,285,000	[a]	3,285,000
Lawrence County Industrial
Development Authority, Revenue
(Villa Maria Project) (LOC;
Allied Irish Banks)	0.65	11/7/09	2,025,000	[a]	2,025,000

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Pennsylvania (continued)
Montgomery County Industrial
Development Authority, Revenue
(Big Little Associates
Project) (LOC; Wachovia Bank)	0.57	11/7/09	540,000	[a]	540,000
Pennsylvania Economic Development
Financing Authority, Exempt
Facilities Revenue, CP (PPL
Electric Utilities) (LOC;
Wachovia Bank)	0.50	4/1/10	4,000,000		4,000,000
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Drexel University) (LOC;
Allied Irish Banks)	0.37	11/7/09	440,000	[a]	440,000
Philadelphia,
GO Notes, TRAN	2.50	6/30/10	10,000,000	[c]	10,115,000
Upper Merion General Authority,
Guaranteed LR (Liquidity
Facility; Commerce Bank NA)	0.31	11/7/09	1,695,000	[a]	1,695,000
Tennessee—10.5%
Blount County Public Building
Authority, Local Government
Public Improvement Revenue
(LOC; KBC Bank)	0.21	11/1/09	20,615,000	[a]	20,615,000
Oak Ridge Industrial Development
Board, Revenue (Oak Ridge
Associated Universities
Project) (LOC; Allied
Irish Banks)	0.42	11/7/09	27,545,000	[a]	27,545,000
Texas—9.2%
Collin County Housing Finance
Corporation, Multifamily
Revenue (Carpenter-Oxford
Development Housing)
(Liquidity Facility; FHLMC and
LOC; FHLMC)	0.36	11/7/09	5,000,000	[a,b]	5,000,000

14

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Texas (continued)
El Paso Independent School
District, Unlimited Tax School
Building Bonds (Liquidity
Facility; JPMorgan Chase Bank
and LOC; Permanent School Fund
Guarantee Program)	0.45	12/8/09	4,000,000		4,000,000
Harris County Health Facilities
Development Corporation, HR
(Baylor College of Medicine)
(LOC; JPMorgan Chase Bank)	0.20	11/1/09	4,400,000	[a]	4,400,000
Southwest Higher Education
Authority, Inc., Higher
Education Revenue (Southern
Methodist University Project)
(LOC; Landesbank
Hessen-Thuringen Girozentrale)	0.24	11/1/09	10,100,000	[a]	10,100,000
Tarrant County Health Facilities
Development Corporation,
Revenue (The Cumberland
Rest, Inc. Project)
(LOC; HSH Nordbank)	0.40	11/1/09	18,275,000	[a]	18,275,000
Texas, TRAN	2.50	8/31/10	500,000		508,257
Utah—2.2%
Davis County,
GO Notes, TRAN	2.00	12/30/09	6,000,000		6,013,949
Murray City,
HR (Intermountain Health Care
Services, Inc.) (Liquidity
Facility; JPMorgan Chase Bank)	0.20	11/1/09	4,000,000	[a]	4,000,000
Washington—3.0%
Washington Higher Education
Facilities Authority, Revenue,
Refunding (Saint Martin’s
University Project)
(LOC; Key Bank)	0.85	11/7/09	8,765,000	[a]	8,765,000

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Washington (continued)
Washington Housing Finance
Commission, Nonprofit Housing
Revenue (Mirabella Project)
(LOC; HSH Nordbank)	0.40	11/1/09	4,945,000	[a]	4,945,000
Wisconsin—.9%
Wisconsin Rural Water Construction
Loan Program Commmission,
Revenue, BAN	1.50	11/15/10	4,000,000		4,030,873
Wyoming—1.7%
Sweetwater County,
HR (Memorial Hospital Project)
(LOC; Key Bank)	0.82	11/7/09	7,750,000	[a]	7,750,000
U.S. Related—2.0%
Puerto Rico Commonwealth,
Public Improvement GO,
Refunding (Insured; FSA and
Liquidity Facility; Dexia
Credit Locale)	0.45	11/7/09	9,000,000	[a]	9,000,000

Total Investments (cost $474,701,609)			103.4%		474,701,609
Liabilities, Less Cash and Receivables			(3.4%)		(15,623,017)
Net Assets			100.0%		459,078,592

a	Variable rate demand note—rate shown is the interest rate in effect at October 31, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

b	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to $37,070,000 or 8.1% of net assets.

c	Purchased on a delayed delivery basis.

d	Partially purchased on a delayed delivery basis.

16

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	93.0
AAA,AA,Ae		Aaa,Aa,Ae		AAA,AA,Ae	1.7
Not Rated[f]		Not Rated[f]		Not Rated[f]	5.3
					100.0

†  Based on total investments.
e  Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
 f  Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			474,701,609	474,701,609
Interest receivable				613,098
				475,314,707
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)				201,845
Cash overdraft due to Custodian				222,374
Payable for investment securities purchased				15,696,667
Payable for shares of Capital Stock redeemed				111,582
Dividend payable				3,647
				16,236,115
Net Assets ($)				459,078,592
Composition of Net Assets ($):
Paid-in capital				459,082,084
Accumulated net realized gain (loss) on investments				(3,492)
Net Assets ($)				459,078,592

Net Asset Value Per Share
	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares

Net Assets ($)	54,973,656	57,658,307	50,417,931	296,028,698
Shares Outstanding	54,975,410	57,659,320	50,418,423	296,030,644
Net Asset Value Per Share ($)	1.00	1.00	1.00	1.00

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS Year Ended October 31, 2009

Investment Income ($):
Interest Income	4,323,754
Expenses:
Management fee—Note 2(a)	1,717,757
Distribution fees (Investor Shares and Class B Shares)—Note 2(b)	551,372
Shareholder servicing costs (Class B Shares)—Note 2(c)	395,648
Treasury insurance expense—Note 1(e)	77,190
Directors’ fees—Note 2(a)	31,787
Total Expenses	2,773,754
Less—reduction in expenses due to undertaking—Note 2(a)	(227,193)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(31,787)
Net Expenses	2,514,774
Investment Income—Net	1,808,980
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	394
Net Increase in Net Assets Resulting from Operations	1,809,374

See notes to financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009	2008

Operations ($):
Investment income—net	1,808,980	4,060,610
Net realized gain (loss) on investments	394	(666)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,809,374	4,059,944
Dividends to Shareholders from ($):
Investment income—net:
Investors Shares	(536,536)	(872,372)
Class R Shares	(517,708)	(1,973,796)
BASIC Shares	(295,704)	(466,585)
Class B Shares	(459,032)	(747,857)
Total Dividends	(1,808,980)	(4,060,610)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investors Shares	213,559,286	132,309,154
Class R Shares	168,160,576	252,137,767
BASIC Shares	51,073,424	38,714,314
Class B Shares	734,750,979	289,043,000
Dividends reinvested:
Investors Shares	511,055	834,240
Class R Shares	90,702	439,833
BASIC Shares	279,258	441,192
Class B Shares	447,039	725,087
Cost of shares redeemed:
Investors Shares	(213,565,410)	(98,560,412)
Class R Shares	(167,452,116)	(271,775,888)
BASIC Shares	(30,835,042)	(18,106,554)
Class B Shares	(550,395,507)	(178,540,963)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	206,624,244	147,660,770
Total Increase (Decrease) in Net Assets	206,624,638	147,660,104
Net Assets ($):
Beginning of Period	252,453,954	104,793,850
End of Period	459,078,592	252,453,954

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Investor Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.006	.023	.030	.026	.015
Distributions:
Dividends from investment income—net	(.006)	(.023)	(.030)	(.026)	(.015)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.65	2.35	3.05	2.65	1.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.73	.71	.71	.71	.71
Ratio of net expenses
to average net assets	.71	.70	.70	.71	.71
Ratio of net investment income
to average net assets	.69	2.18	3.01	2.65	1.44
Net Assets, end of period ($ x 1,000)	54,974	54,469	19,885	25,896	22,170

See notes to financial statements.

22

		Year Ended October 31,

Class R Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.008	.025	.032	.028	.017
Distributions:
Dividends from investment income—net	(.008)	(.025)	(.032)	(.028)	(.017)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.83	2.56	3.26	2.86	1.69
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.53	.51	.51	.51	.51
Ratio of net expenses
to average net assets	.52	.50	.50	.51	.51
Ratio of net investment income
to average net assets	.78	2.48	3.20	2.84	1.60
Net Assets, end of period ($ x 1,000)	57,658	56,859	76,056	83,413	65,188

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

BASIC Shares	2009	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00
Investment Operations:
Investment income—net	.008	.025	.011
Distributions:
Dividends from investment income—net	(.008)	(.025)	(.011)
Net asset value, end of period	1.00	1.00	1.00
Total Return (%)	.83	2.56	3.26[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.51	.52[b]
Ratio of net expenses to average net assets	.52	.50	.50[b]
Ratio of net investment income
to average net assets	.72	2.40	3.26[b]
Net Assets, end of period ($ x 1,000)	50,418	29,900	8,852

a	From July 2, 2007 (commencement of operations) to October 31, 2007.

b	Annualized.

See notes to financial statements.

24

		Year Ended October 31,

Class B Shares	2009	2008	2007[a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00
Investment Operations:
Investment income—net	.004	.020	.009
Distributions:
Dividends from investment income—net	(.004)	(.020)	(.009)
Net asset value, end of period	1.00	1.00	1.00
Total Return (%)	.41	2.05	2.75[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.02	1.03[b]
Ratio of net expenses to average net assets	.89	1.00	1.00[b]
Ratio of net investment income
to average net assets	.29	1.81	2.69[b]
Net Assets, end of period ($ x 1,000)	296,029	111,226	1

a	From July 2, 2007 (commencement of operations) to October 31, 2007.

b	Annualized.

See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek income, consistent with stability of principal, that is exempt from federal income tax.The fund also seeks to provide income exempt from the federal alternative minimum tax. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor, Class R, Class B and BASIC. Investor shares and Class B shares are offered primarily to clients of financial institutions that have entered into selling agreements with the Distributor, and bear a distribution fee. Class B shares also bear a shareholder services fee. BASIC shares are offered to any investor and bear no distribution or shareholder services fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee, shareholder services fee and voting rights on matters affecting a single class. Income, expenses (other than expense attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

26

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†

Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	474,701,609
Level 3—Significant Unobservable Inputs	—
Total	474,701,609

† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

28

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $3,492 is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $483 of the carryover expires in fiscal 2011, $2,343 expires in fiscal 2015 and $666 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were all tax-exempt income.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program: The fund entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guaranteed the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share fell below $0.995 (a “Guarantee Event”) and the fund liquidated. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and had been further extended by theTreasury until September 18,2009,at which time the Secretary of the Treasury terminated the Program.As such, the fund is no longer eligible for protection under the Program. Participation in the initial term and the two extended periods of the Program required payments to the Treasury in the amount of .01%, .015% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share).This expense was being borne by the fund without regard to any expense limitation in effect.

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, cus-

30

tody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board-Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board-Group Open-End Funds will pay each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board-Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board-Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1,

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board-Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board-Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level.This undertaking is voluntary and not contractual and may be terminated at any time.The reduction in expenses, pursuant to the undertaking, amounted to $227,193 during the period ended October 31, 2009.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act (the “Rule”), Investor shares and Class B shares may pay annually up to .25% of the value of the average daily net assets (Investor shares are currently limited by the Company’s Board of Directors to .20%) attributable to its Investor shares and Class B shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares and Class B shares. During the period ended October 31, 2009, Investor shares and Class B shares were charged $155,724 and $395,648, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan (the “Service Plan”) subject to the Rule, pursuant to which the fund pays the Distributor for the provision of certain services to the holders of its Class B shares a fee at an annual rate of .25% of the value of the fund’s average daily net assets attributable to Class B shares.The services provided may include per-

32

sonal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Service Plan, the Distributor may enter into Shareholder Services Agreements with Service Agents and make payments to Service Agents in respect of these services. During the period ended October 31, 2009, Class B shares were charged $395,648, pursuant to the Service Plan.

The Company and the Distributor may suspend or reduce payments under the Service Plan at any time, and payments are subject to the continuation of the Service Plan and the Agreements described above. From time to time, the Service Agents, the Distributor and the Company may agree to voluntarily reduce the maximum fees payable under the Service Plan.

Under its terms, the Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $191,592, Rule 12b-1 distribution plan fees $68,640 and shareholder services plan fees $58,294, which are offset against an expense reimbursement currently in effect in the amount of $116,681.

NOTE 3—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus AMT-Free Municipal Reserves (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus AMT-Free Municipal Reserves as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

34

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended October 31, 2009 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s tax-exempt dividends paid for the 2009 calendar year on Form 1099-INT, which will be mailed in early 2010.

The Fund 35

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Important Tax Information

32	Board Members Information

34	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Tax Managed
Growth Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Tax Managed Growth Fund, covering the 12-month period from November 1, 2008, through October 31, 2009.

Reports of positive economic growth over the third quarter of 2009 may have signaled the end of the deep recession that technically began in December 2007. Signs that the U.S. economy finally has turned a corner include inventory rebuilding among manufacturers, improvements in home sales and prices, and an increase in consumer spending.These and other positive developments helped fuel a sustained stock market rally since the early spring, with the most beaten-down securities generally leading the rebound. Higher-quality stocks have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the financial markets currently appear poised to enter into a new phase in which underlying fundamentals, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risks that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus Tax Managed Growth Fund’s Class A shares produced a total return of 9.53%, Class B shares returned 8.59%, Class C shares returned 8.68% and Class I shares returned 9.74%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 9.80% total return.2

A severe recession and banking crisis sent stock prices sharply lower in late 2008 and early 2009, but a sustained rally in anticipation of an economic recovery more than offset those losses over the remainder of the reporting period.While the fund’s returns were positive, they were slightly below its benchmark.

The Fund’s Investment Approach

The fund invests primarily in well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap,“blue-chip” stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential. At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors.We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

Equity Markets Plunged, Then Rebounded Sharply

The U.S. stock market endured a year of extreme volatility. In the final months of 2008, a financial crisis affecting major financial institutions nearly led to the collapse of the global banking system. Meanwhile, rising unemployment, plunging housing prices and depressed consumer

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

confidence exacerbated the most severe economic downturn since the 1930s.These influences fueled a bear market that drove stock market averages to multi-year lows by the first quarter of 2009.

Market sentiment suddenly began to improve in early March, as aggressive remedial measures adopted by government and monetary authorities seemed to gain traction. Evidence of economic stabilization later appeared, supporting a sustained market rally that lasted through the reporting period’s end. The rebound was especially robust among smaller, more speculative stocks, suggesting to us at the time that bargain hunters were taking advantage of beaten-down stock prices rather than responding to improving fundamentals. However, in October, we began to detect a shift in investor sentiment toward large multinational companies with healthy balance sheets and leading market positions.

Defensive Posture Helped Dampen Volatility

The fund participated fully in the market rally despite generally lagging returns from blue-chip companies.The fund achieved particularly strong results from an overweighted position and strong stock selections in the traditionally defensive consumer staples sector, where market leaders such as Coca-Cola, Philip Morris International, Nestle and Walgreens retained more value than most companies during the downturn and benefited from investors’ renewed focus on high-quality stocks in October 2009. In the industrials sector, fund holdings Caterpillar, Praxair and Freeport-McMoRan Copper & Gold rallied strongly over the reporting period’s second half amid evidence of a global economic recovery. The fund also benefited from its lack of exposure to the utilities sector, where tepid demand for electricity weighed on returns.

Results were less favorable in the consumer discretionary sector, where the fund did not hold the lower-quality restaurants, leisure services providers and automobile companies that led the early stages of the market rally. The fund’s higher-quality consumer discretionary holdings, such as McDonald’s, lagged sector averages.Among energy companies, the fund focused on large companies—such as ExxonMobil, ConocoPhillips and Transocean—that lagged sector averages due to concerns regarding sluggish demand, volatile commodity prices and

4

unfavorable earnings comparisons. Finally, the health care sector detracted from the fund’s relative performance, as the stocks of industry leaders Abbott Laboratories and Johnson & Johnson were affected by uncertainty surrounding health care reform.

Changes to the fund during the reporting period included the elimination of positions in Ameriprise Financial and American Express in anticipation of challenging business conditions in the financial services and travel industries. We also sold the fund’s holdings of industrial company Emerson Electric amid concerns regarding the lingering effects of the recession on some of its markets.

Investors Appear Likely to Favor Blue Chip Companies

Although we already have seen some stabilization of the U.S. and global economies, a number of significant headwinds remain, including tight credit conditions, high unemployment rates and sluggish consumer spending. Consequently, we believe that investors are likely to turn away from the smaller, more speculative stocks that led the rally during most of the reporting period, instead favoring large, financially sound companies that are relatively insensitive to local economic conditions due to diversified revenue streams from global markets. In our view, the fund’s investment approach may be particularly well suited to such an environment.

November 16, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation. pursuant to an agreement in effect until March 1, 2010. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: LIPPER INC. -- Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B and Class C shares of Dreyfus Tax Managed Growth Fund on 10/31/99 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class I shares will vary from the performance of Class A, Class B and Class C shares shown above due to differences in charges and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/09

	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	11/4/97	3.20%	0.26%	–1.25%
without sales charge	11/4/97	9.53%	1.46%	–0.67%
Class B shares
with applicable redemption charge †	11/4/97	4.59%	0.29%	–1.11%
without redemption	11/4/97	8.59%	0.69%	–1.11%
Class C shares
with applicable redemption charge ††	11/4/97	7.68%	0.70%	–1.40%
without redemption	11/4/97	8.68%	0.70%	–1.40%
Class I shares	5/14/04	9.74%	1.71%	–0.53%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class A shares for periods prior to 5/14/04 (the inception date for Class I shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 7.01	$ 11.19	$ 11.20	$ 5.61
Ending value (after expenses)	$1,225.10	$1,219.10	$1,220.80	$1,226.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 6.36	$ 10.16	$ 10.16	$ 5.09
Ending value (after expenses)	$1,018.90	$1,015.12	$1,015.12	$1,020.16

† Expenses are equal to the fund’s annualized expense ratio of 1.25%, for Class A, 2.00% for Class B, 2.00% for Class C and 1.00% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2009

Common Stocks—98.9%	Shares	Value ($)

Consumer Discretionary—7.0%
McDonald’s	61,000	3,575,210
McGraw-Hill	33,000	949,740
News, Cl. A	118,000	1,359,360
		5,884,310
Consumer Staples—39.1%
Altria Group	129,000	2,336,190
Coca-Cola	114,000	6,077,340
Estee Lauder, Cl. A	20,500	871,250
Kraft Foods, Cl. A	15,271	420,258
Nestle, ADR	100,750	4,686,890
PepsiCo	54,500	3,299,975
Philip Morris International	129,000	6,109,440
Procter & Gamble	75,000	4,350,000
Wal-Mart Stores	27,000	1,341,360
Walgreen	75,000	2,837,250
Whole Foods Market	19,000 [a,b]	609,140
		32,939,093
Energy—17.5%
Chevron	52,000	3,980,080
ConocoPhillips	50,000	2,509,000
Exxon Mobil	78,512	5,626,955
Peabody Energy	12,000	475,080
Total, ADR	24,000	1,441,680
Transocean	8,444 [b]	708,536
		14,741,331
Financial—2.8%
Bank of America	78,896	1,150,304
JPMorgan Chase & Co.	30,000	1,253,100
		2,403,404
Health Care—10.4%
Abbott Laboratories	66,000	3,337,620
Johnson & Johnson	74,500	4,399,225
Merck & Co.	18,000	556,740
Novo Nordisk, ADR	7,000	435,050
		8,728,635

The Fund

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial—5.0%
Caterpillar	20,000	1,101,200
General Dynamics	8,000	501,600
General Electric	98,000	1,397,480
United Technologies	20,000	1,229,000
		4,229,280
Information Technology—15.0%
Apple	15,000 [b]	2,827,500
Automatic Data Processing	25,000	995,000
Cisco Systems	55,000 [b]	1,256,750
Intel	190,000	3,630,900
Microsoft	73,000	2,024,290
QUALCOMM	20,500	848,905
Texas Instruments	45,000	1,055,250
		12,638,595
Materials—2.1%
Freeport-McMoRan Copper & Gold	2,600	190,736
Praxair	15,000	1,191,600
Rio Tinto, ADR	2,000	356,060
		1,738,396
Total Common Stocks
(cost $70,658,567)		83,303,044

Other Investment—.6%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $541,000)	541,000 [c]	541,000

10

Investment of Cash Collateral
for Securities Loaned—.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $577,980)	577,980 [c]	577,980

Total Investments (cost $71,777,547)	100.2%	84,422,024
Liabilities, Less Cash and Receivables	(.2%)	(196,369)
Net Assets	100.0%	84,225,655

ADR—American Depository Receipts

a	A portion of this security is on loan. At October 31, 2009, the total market value of the fund’s security on loan is $548,226 and the total market value of the collateral held by the fund is $577,980.

b	Non-income producing security.

c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Consumer Staples	39.1	Industrial	5.0
Energy	17.5	Financial	2.8
Information Technology	15.0	Materials	2.1
Health Care	10.4	Money Market Investments	1.3
Consumer Discretionary	7.0		100.2

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

			Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $548,226)—Note 1(b):
Unaffiliated issuers			70,658,567	83,303,044
Affiliated issuers			1,118,980	1,118,980
Receivable for shares of Capital Stock subscribed				763,279
Dividends and interest receivable				102,852
				85,288,155
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				104,909
Cash overdraft due to Custodian				25,266
Liability for securities on loan—Note 1(b)				577,980
Payable for shares of Capital Stock redeemed				354,345
				1,062,500
Net Assets ($)				84,225,655
Composition of Net Assets ($):
Paid-in capital				86,502,978
Accumulated undistributed investment income—net				1,121,911
Accumulated net realized gain (loss) on investments				(16,043,711)
Accumulated net unrealized appreciation
(depreciation) on investments				12,644,477
Net Assets ($)				84,225,655

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	61,270,393	3,409,502	19,322,938	222,822
Shares Outstanding	3,979,156	230,311	1,319,161	14,434
Net Asset Value Per Share ($)	15.40	14.80	14.65	15.44

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended October 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $34,009 foreign taxes withheld at source):
Unaffiliated issuers	2,563,832
Affiliated issuers	1,469
Income from securities lending—Note 1(b)	8,715
Total Income	2,574,016
Expenses:
Management fee—Note 3(a)	860,134
Distribution and service plan fees—Note 3(b)	369,518
Directors’ fees—Note 3(a)	5,841
Loan commitment fees—Note 2	1,727
Total Expenses	1,237,220
Less—reduction in management fee due to undertaking—Note 3(a)	(78,175)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(5,841)
Net Expenses	1,153,204
Investment Income—Net	1,420,812
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,014,645)
Net unrealized appreciation (depreciation) on investments	5,673,181
Net Realized and Unrealized Gain (Loss) on Investments	4,658,536
Net Increase in Net Assets Resulting from Operations	6,079,348

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009[a]	2008

Operations ($):
Investment income—net	1,420,812	1,440,024
Net realized gain (loss) on investments	(1,014,645)	3,522,299
Net unrealized appreciation
(depreciation) on investments	5,673,181	(46,291,469)
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,079,348	(41,329,146)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,118,929)	(1,124,892)
Class B Shares	(45,415)	(42,505)
Class C Shares	(205,177)	(156,430)
Class I Shares	(1,434)	(91)
Class T Shares	(29,377)	(25,983)
Total Dividends	(1,400,332)	(1,349,901)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,613,131	10,749,835
Class B Shares	120,370	128,173
Class C Shares	1,728,698	994,877
Class I Shares	187,782	7,750
Class T Shares	34,437	14,993
Dividends reinvested:
Class A Shares	868,922	899,235
Class B Shares	29,979	27,740
Class C Shares	134,436	98,741
Class I Shares	1,355	19
Class T Shares	27,717	24,184
Cost of shares redeemed:
Class A Shares	(14,185,563)	(20,099,201)
Class B Shares	(5,093,792)	(10,701,354)
Class C Shares	(4,061,060)	(6,359,822)
Class I Shares	(10,283)	(5,030)
Class T Shares	(1,607,878)	(397,029)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(11,211,749)	(24,616,889)
Total Increase (Decrease) in Net Assets	(6,532,733)	(67,295,936)
Net Assets ($):
Beginning of Period	90,758,388	158,054,324
End of Period	84,225,655	90,758,388
Undistributed investment income—net	1,121,911	1,101,431

14

	Year Ended October 31,

	2009[a]	2008

Capital Share Transactions:
Class Ab,c
Shares sold	783,461	571,370
Shares issued for dividends reinvested	66,323	44,161
Shares redeemed	(1,065,085)	(1,126,385)
Net Increase (Decrease) in Shares Outstanding	(215,301)	(510,854)
Class Bb
Shares sold	9,352	7,021
Shares issued for dividends reinvested	2,366	1,418
Shares redeemed	(402,426)	(595,086)
Net Increase (Decrease) in Shares Outstanding	(390,708)	(586,647)
Class C
Shares sold	138,371	55,701
Shares issued for dividends reinvested	10,712	5,074
Shares redeemed	(315,911)	(369,488)
Net Increase (Decrease) in Shares Outstanding	(166,828)	(308,713)
Class I
Shares sold	14,268	410
Shares issued for dividends reinvested	104	1
Shares redeemed	(665)	(251)
Net Increase (Decrease) in Shares Outstanding	13,707	160
Class Tc
Shares sold	2,667	801
Shares issued for dividends reinvested	2,144	1,205
Shares redeemed	(130,495)	(22,660)
Net Increase (Decrease) in Shares Outstanding	(125,684)	(20,654)

a	Effective as of the close of business on Febraury 4, 2009, the fund no longer offers Class T shares.

b	During the period ended October 31, 2009, 113,131 Class B shares representing $1,482,958 were automatically converted to 108,967 Class A shares and during the period ended October 31, 2008, 285,926 Class B shares representing $5,190,502 were automatically converted to 273,933 Class A shares.

c	On the close of business on February 4, 2009, 126,474 Class T shares representing $1,556,892 were converted to 124,751 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.35	20.51	18.44	16.35	15.26
Investment Operations:
Investment income—net[a]	.27	.25	.22	.21	.20
Net realized and unrealized gain
(loss) on investments	1.05	(6.17)	2.08	2.00	1.08
Total from Investment Operations	1.32	(5.92)	2.30	2.21	1.28
Distributions:
Dividends from investment income—net	(.27)	(.24)	(.23)	(.12)	(.19)
Net asset value, end of period	15.40	14.35	20.51	18.44	16.35
Total Return (%)[b]	9.53	(29.22)	12.58	13.61	8.41
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses
to average net assets	1.25	1.25	1.25	1.29	1.36
Ratio of net investment income
to average net assets	2.04	1.35	1.13	1.20	1.22
Portfolio Turnover Rate	—	5.91	8.09	—	1.06
Net Assets, end of period ($ x 1,000)	61,270	60,207	96,507	92,601	104,506

a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended October 31,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	13.72	19.56	17.57	15.68	14.60
Investment Operations:
Investment income—net[a]	.17	.11	.08	.08	.09
Net realized and unrealized gain
(loss) on investments	.99	(5.91)	1.98	1.91	1.03
Total from Investment Operations	1.16	(5.80)	2.06	1.99	1.12
Distributions:
Dividends from investment income—net	(.08)	(.04)	(.07)	(.10)	(.04)
Net asset value, end of period	14.80	13.72	19.56	17.57	15.68
Total Return (%)[b]	8.59	(29.72)	11.76	12.76	7.60
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.10	2.11	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.00	2.00	2.00	2.04	2.11
Ratio of net investment income
to average net assets	1.36	.65	.42	.47	.60
Portfolio Turnover Rate	—	5.91	8.09	—	1.06
Net Assets, end of period ($ x 1,000)	3,410	8,519	23,622	36,326	57,804

a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	13.63	19.48	17.53	15.64	14.59
Investment Operations:
Investment income—net[a]	.17	.11	.07	.07	.08
Net realized and unrealized gain
(loss) on investments	.99	(5.87)	1.98	1.92	1.03
Total from Investment Operations	1.16	(5.76)	2.05	1.99	1.11
Distributions:
Dividends from investment income—net	(.14)	(.09)	(.10)	(.10)	(.06)
Net asset value, end of period	14.65	13.63	19.48	17.53	15.64
Total Return (%)[b]	8.68	(29.71)	11.73	12.80	7.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.00	2.00	2.00	2.04	2.11
Ratio of net investment income
to average net assets	1.29	.61	.39	.44	.53
Portfolio Turnover Rate	—	5.91	8.09	—	1.06
Net Assets, end of period ($ x 1,000)	19,323	20,247	34,961	35,603	41,677

a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended October 31,

Class I Shares	2009	2008	2007[a]	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.41	20.58	18.52	16.38	15.28
Investment Operations:
Investment income—net[b]	.30	.28	.20	.24	.25
Net realized and unrealized gain
(loss) on investments	1.05	(6.16)	2.14	2.03	1.07
Total from Investment Operations	1.35	(5.88)	2.34	2.27	1.32
Distributions:
Dividends from investment income—net	(.32)	(.29)	(.28)	(.13)	(.22)
Net asset value, end of period	15.44	14.41	20.58	18.52	16.38
Total Return (%)	9.74	(28.99)	12.76	13.94	8.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.12	1.11	1.12	1.10	1.10
Ratio of net expenses
to average net assets	1.00	1.00	1.01	1.04	1.10
Ratio of net investment income
to average net assets	2.10	1.57	1.01	1.41	1.48
Portfolio Turnover Rate	—	5.91	8.09	—	1.06
Net Assets, end of period ($ x 1,000)	223	10	12	1	1

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.

b	Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock.The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and vot-

20

ing rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in ClassT of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

22

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	76,383,364	—	—	76,383,364
Equity Securities—
Foreign†	6,919,680	—	—	6,919,680
Mutual Funds/
Exchange
Traded Funds	1,118,980	—	—	1,118,980

† See Statement of Investments for industry classification.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2009, The Bank of New York Mellon earned $3,735 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

24

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,121,911, accumulated capital losses $16,043,711 and unrealized appreciation $12,644,477.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $7,169,147 of the carryover expires in fiscal 2011, $7,859,919 expires in fiscal 2012 and $1,014,645 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were as follows: ordinary income $1,400,332 and $1,349,901, respectively.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facil-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

ity with Citibank, N.A., was increased to $215 million and the fund continues participation in the $300 million unsecured credit facility provided by The Bank of NewYork Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2009, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets.A portion of the fund’s management fee, in the amount of the fund’s average daily net assets, has been waived from February 7, 2006 until March 1,2010.From February 7,2006 to August 3,2009,Sarofim & Co.waived receipt of that portion of its sub-investment advisory fee, which was paid by Dreyfus out of its management fee received from the fund. Dreyfus, in turn, passed that waiver into the fund. From August 3, 2009, until March 1, 2010, Dreyfus will waive receipt of that portion of its management fee in lieu of Sarofim & Co.’s waiver.The reduction in management fee, pursuant to the undertaking, amounted to $78,175 during the period ended October 31, 2009. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each

26

joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board-Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board-Group Open-End Funds will pay each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board-Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board-Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board-Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board-Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Prior to August 3, 2009, pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus had agreed to pay Sarofim & Co. an annual fee of .30% of the value of the fund’s average daily net assets, payable monthly. Effective August 3, 2009, Dreyfus has agreed to to pay Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended October 31, 2009, the Distributor retained $23,187 and $424 from commissions earned on sales of the fund’s Class A and ClassT shares,respectively,and $20,247 and $15,340 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the pPlans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay and Class T shares paid the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may have paid one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determined the amounts, if any, that were paid to agents and the basis on which such payments were made. Class B and Class C shares are and Class T shares were also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay and Class T shares paid the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and ClassT shares. During the period ended October 31, 2009, Class A, Class B, Class C and Class T shares were charged $136,239, $36,644, $136,681 and $1,090, respectively, pursuant to their respective Plans. During the period ended October 31, 2009, Class B, Class C and Class T shares were charged $12,214, $45,560 and $1,090, respectively, pursuant to the Service Plan.

28

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $79,398, Rule 12b-1 distribution plan fees $27,818 and service plan fees $4,911, which are offset against an expense reimbursement currently in effect in the amount of $7,218.

NOTE 4—Securities Transactions:

The aggregate amount of sales of investment securities, excluding short-term securities, during the period ended October 31, 2009, amounted to $10,874,427.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended October 31,2009. These disclosures did not impact the notes to the financial statements.

At October 31, 2009, the cost of investments for federal income tax purposes was $71,777,547; accordingly, accumulated net unrealized appreciation on investments was $12,644,477, consisting of $21,663,283 gross unrealized appreciation and $9,018,806 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Managed Growth Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Managed Growth Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2009 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,400,332 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 31

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

7	Understanding Your Fund’s Expenses

7	Comparing Your Fund’s Expenses With Those of Other Funds

8	Statement of Investments

24	Statement of Financial Futures

25	Statement of Assets and Liabilities

26	Statement of Operations

27	Statement of Changes in Net Assets

28	Financial Highlights

29	Notes to Financial Statements

39	Report of Independent Registered Public Accounting Firm

40	Important Tax Information

41	Board Members Information

43	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus BASIC
S&P 500 Stock Index Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the 12-month period from November 1, 2008, through October 31, 2009.

Reports of positive economic growth over the third quarter of 2009 may have signaled the end of the deep recession that technically began in December 2007. Signs that the U.S. economy finally has turned a corner include inventory rebuilding among manufacturers, improvements in home sales and prices, and an increase in consumer spending.These and other positive developments helped fuel a sustained stock market rally since the early spring, with the most beaten-down securities generally leading the rebound. Higher-quality stocks have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the financial markets currently appear poised to enter into a new phase in which underlying fundamentals, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risks that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Thomas Durante, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of 9.84%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, produced a 9.80% return for the same period.2,3

Large-cap stocks fell sharply over the first four months of an especially volatile reporting period, but they went on to recover all of those losses and more during a rally that began in March 2009 and continued through the reporting period’s end.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weighting. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its float-adjusted market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

Equity Markets Bottomed in March, Then Surged Higher

The reporting period began in the midst of the most severe recession since the 1930s, which had been exacerbated by a global banking crisis that left major financial institutions unable to obtain short-term funding due to massive losses among mortgage- and asset-backed securities. In the weeks prior to the start of the reporting period, the U.S. government effectively nationalized insurer AIG and mortgage agencies Fannie Mae and Freddie Mac; Lehman Brothers filed for bankruptcy; and other major firms were sold to former rivals. Congress passed the $700 billion Troubled Assets Relief Program

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

(TARP), and the Federal Reserve Board (the “Fed”) pumped liquidity into the system to shore up the nation’s banks.

As the reporting period began, job losses continued to mount, and consumer confidence plunged. In November 2008, The National Bureau of Economic Research officially declared that the U.S. economy had been in a recession since late 2007.The Fed reduced its target for the overnight federal funds rate to a range between 0% and 0.25%, where it remained through the balance of the reporting period.

In early 2009, the U.S. economy continued to weaken. Home prices fell sharply in January, and more than 650,000 jobs per month were lost in February and March, driving the unemployment rate higher. Meanwhile, consumer confidence reached its lowest level since recordkeeping began in 1967. In an effort to stimulate the economy, the U.S. government enacted the $787 billion American Recovery and Reinvestment Act and took steps to rescue the nation’s major automakers as vehicle sales plunged.

After hitting a multi-year low in early March, the S&P 500 Index staged an impressive rebound that continued through the reporting period’s end.The equity markets were buoyed by signs that the remedial programs implemented by government and monetary authorities were gaining traction. By the end of the reporting period, stock prices and commodity prices had risen sharply, consumer and corporate sentiment had improved markedly, and inflation-adjusted gross domestic product began a sustained rise in many countries.

Technology and Consumer Stocks Enjoyed a Strong Rebound

Much of the S&P 500 Index’s positive performance during the reporting period came from the information technology sector, where many stocks rebounded after experiencing steep declines in 2008. Technology companies with significant exposure to overseas markets fared especially well as the U.S. dollar weakened relative to most other currencies. In addition, stock prices were bolstered by cost-cutting measures, such as staff reductions, factory closures and moving operations to lower-cost sites.

4

Consumer discretionary stocks also posted relatively strong results, as specialty retailers, automotive retailers and department stores rebounded from beaten-down levels. Media companies gained value in anticipation of greater advertising spending. In the consumer staples area, beverage producers and tobacco companies benefited from their presence in the emerging markets.

The financials sector proved to be the only category of the S&P 500 Index to post a negative absolute return during the reporting period. The stocks of major banks fell sharply due to the credit crisis, poor management of their mortgage businesses, a lack of new borrowing and increased governmental regulations. However, large brokerage firms reported impressive gains as the perceived threat of a global financial meltdown dissipated.

Index Funds Offer Diversification Benefits

As an index fund, we attempt to replicate the returns of the S&P 500 Index by closely approximating its composition. In our view, one of the greatest benefits of an index fund is that it offers a broadly diversified investment vehicle that can help investors manage risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

November 16, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends daily and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

3	“Standard & Poor’s®,”“S&P®,”“Standard & Poor’s® 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

The Fund 5

Average Annual Total Returns as of 10/31/09
	1 Year	5 Years	10 Years

Fund	9.84%	0.19%	–1.13%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus BASIC S&P 500 Stock Index Fund on 10/31/99 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance and reflects the reinvestment of dividends daily. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

Expenses paid per $1,000†	$1.11
Ending value (after expenses)	$1,199.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

Expenses paid per $1,000†	$1.02
Ending value (after expenses)	$1,024.20

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2009

Common Stocks—97.4%	Shares	Value ($)

Consumer Discretionary—8.9%
Abercrombie & Fitch, Cl. A	8,033	263,643
Amazon.com	30,182 [a]	3,585,923
Apollo Group, Cl. A	11,301 [a,b]	645,287
AutoNation	10,101 [a,b]	174,141
AutoZone	3,018 [a,b]	408,366
Bed Bath & Beyond	23,762 [a]	836,660
Best Buy	30,844 [b]	1,177,624
Big Lots	7,497 [a,b]	187,800
Black & Decker	5,622	265,471
Carnival	40,033	1,165,761
CBS, Cl. B	62,459	735,142
Coach	29,201	962,757
Comcast, Cl. A	263,760	3,824,520
D.R. Horton	25,240 [b]	276,630
Darden Restaurants	12,856 [b]	389,665
DeVry	5,647	312,223
DIRECTV Group	42,410 [a,b]	1,115,383
Eastman Kodak	26,392 [a,b]	98,970
Expedia	19,152 [a,b]	434,176
Family Dollar Stores	12,824	362,919
Ford Motor	290,250 [a,b]	2,031,750
Fortune Brands	14,116	549,818
GameStop, Cl. A	14,984 [a,b]	363,961
Gannett	21,313 [b]	209,294
Gap	42,909	915,678
Genuine Parts	15,029 [b]	525,865
Goodyear Tire & Rubber	22,334 [a]	287,662
H & R Block	31,198	572,171
Harley-Davidson	21,676 [b]	540,166
Harman International Industries	5,546	208,585
Hasbro	11,478	313,005
Home Depot	155,242	3,895,022
International Game Technology	28,376	506,228
Interpublic Group of Cos.	43,155 [a,b]	259,793
J.C. Penney	20,344	673,997

8

Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Johnson Controls	59,566	1,424,819
KB Home	7,139 [b]	101,231
Kohl’s	28,114 [a]	1,608,683
Leggett & Platt	15,244 [b]	294,667
Lennar, Cl. A	12,830 [b]	161,658
Limited Brands	25,114	442,006
Lowe’s Cos.	135,140	2,644,690
Macy’s	38,546	677,253
Marriott International, Cl. A	23,940 [b]	599,936
Mattel	33,317	630,691
McDonald’s	99,836	5,851,388
McGraw-Hill	29,449	847,542
Meredith	3,365 [b]	91,057
New York Times, Cl. A	10,953 [b]	87,295
Newell Rubbermaid	25,400	368,554
News, Cl. A	206,242	2,375,908
NIKE, Cl. B	35,329	2,196,757
Nordstrom	14,806 [b]	470,535
O’Reilly Automotive	12,491 [a,b]	465,664
Office Depot	24,818 [a]	150,149
Omnicom Group	28,723	984,624
Polo Ralph Lauren	5,305 [b]	394,798
Pulte Homes	30,555 [b]	275,301
RadioShack	12,025	203,102
Scripps Networks Interactive, Cl. A	8,253	311,633
Sears Holdings	4,986 [a,b]	338,350
Sherwin-Williams	9,062 [b]	516,896
Staples	65,730	1,426,341
Starbucks	67,081 [a]	1,273,197
Starwood Hotels & Resorts Worldwide	17,121 [b]	497,536
Target	69,399	3,360,994
Tiffany & Co.	11,553	453,917
Time Warner	108,420	3,265,610
Time Warner Cable	32,572	1,284,640
TJX Cos.	37,823	1,412,689

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
VF	8,038	571,020
Viacom, Cl. B	55,068 [a]	1,519,326
Walt Disney	170,168	4,657,498
Washington Post, Cl. B	556	240,192
Whirlpool	6,897 [b]	493,756
Wyndham Worldwide	16,222	276,585
Wynn Resorts	6,159 [a,b]	333,941
Yum! Brands	42,716	1,407,492
		76,065,977
Consumer Staples—11.6%
Altria Group	189,084	3,424,311
Archer-Daniels-Midland	59,018	1,777,622
Avon Products	39,144 [b]	1,254,565
Brown-Forman, Cl. B	9,919 [b]	484,146
Campbell Soup	18,363	583,025
Clorox	12,855	761,402
Coca-Cola	211,671	11,284,181
Coca-Cola Enterprises	29,122	555,357
Colgate-Palmolive	45,846	3,604,871
ConAgra Foods	41,726	876,246
Constellation Brands, Cl. A	17,876 [a]	282,798
Costco Wholesale	40,063	2,277,582
CVS Caremark	131,928	4,657,058
Dean Foods	15,973 [a]	291,188
Dr. Pepper Snapple Group	23,391 [a]	637,639
Estee Lauder, Cl. A	10,407	442,298
General Mills	29,886	1,970,085
H.J. Heinz	28,916	1,163,580
Hershey	15,523	586,614
Hormel Foods	6,457	235,422
J.M. Smucker	10,844	571,804
Kellogg	23,288	1,200,264
Kimberly-Clark	37,772	2,310,136
Kraft Foods, Cl. A	135,575	3,731,024
Kroger	59,427	1,374,547
Lorillard	15,532	1,207,147

10

Common Stocks (continued)	Shares	Value ($)

Consumer Staples (continued)
McCormick & Co.	11,763 [b]	411,823
Molson Coors Brewing, Cl. B	13,873	679,361
Pepsi Bottling Group	12,408	464,556
PepsiCo	142,681	8,639,335
Philip Morris International	177,119	8,388,356
Procter & Gamble	266,345	15,448,010
Reynolds American	15,690	760,651
Safeway	38,869	867,945
Sara Lee	64,764	731,186
SUPERVALU	19,462	308,862
SYSCO	53,636	1,418,672
Tyson Foods, Cl. A	27,685	346,616
Wal-Mart Stores	198,438	9,858,400
Walgreen	90,836	3,436,326
Whole Foods Market	12,835 [a,b]	411,490
		99,716,501
Energy—12.1%
Anadarko Petroleum	44,943	2,738,377
Apache	30,853	2,903,884
Baker Hughes	28,240 [b]	1,188,057
BJ Services	26,929	517,037
Cabot Oil & Gas	9,480	364,696
Cameron International	19,860 [a]	734,224
Chesapeake Energy	57,200	1,401,400
Chevron	183,199	14,022,051
ConocoPhillips	135,606	6,804,709
Consol Energy	16,754	717,239
Denbury Resources	23,783 [a]	347,232
Devon Energy	40,899	2,646,574
Diamond Offshore Drilling	6,406 [b]	610,172
El Paso	64,584	633,569
ENSCO International	13,265	607,404
EOG Resources	23,002	1,878,343
Exxon Mobil	439,400	31,491,798
FMC Technologies	11,523 [a]	606,110
Halliburton	82,368	2,405,969

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Hess	26,141	1,430,958
Marathon Oil	65,424	2,091,605
Massey Energy	7,488 [b]	217,826
Murphy Oil	17,400	1,063,836
Nabors Industries	25,804 [a]	537,497
National Oilwell Varco	38,597 [a]	1,582,091
Noble Energy	15,788	1,036,166
Occidental Petroleum	74,220	5,631,814
Peabody Energy	24,900	985,791
Pioneer Natural Resources	11,017 [b]	452,909
Range Resources	14,321	716,766
Rowan	10,326	240,080
Schlumberger	109,558	6,814,508
Smith International	19,809	549,304
Southwestern Energy	31,379 [a]	1,367,497
Spectra Energy	59,495	1,137,544
Sunoco	10,705	329,714
Tesoro	12,614 [b]	178,362
Valero Energy	51,027	923,589
Williams Cos.	53,593	1,010,228
XTO Energy	53,145	2,208,706
		103,125,636
Financial—14.2%
Aflac	43,030	1,785,314
Allstate	49,488	1,463,360
American Express	108,292	3,772,893
American International Group	11,386 [a,b]	382,797
Ameriprise Financial	23,366	810,099
AON	25,294	974,072
Apartment Investment & Management, Cl. A	11,500 [b,c]	142,025
Assurant	10,936	327,314
AvalonBay Communities	7,294 [b,c]	501,681
Bank of America	790,671	11,527,983
Bank of New York Mellon	109,121	2,909,166
BB & T	62,276	1,489,019
Boston Properties	12,496 [c]	759,382

12

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Capital One Financial	41,083 [b]	1,503,638
CB Richard Ellis Group, Cl. A	20,241 [a,b]	209,494
Charles Schwab	86,226	1,495,159
Chubb	32,093	1,557,152
Cincinnati Financial	14,959	379,360
Citigroup	1,170,458	4,787,173
CME Group	6,049	1,830,488
Comerica	13,889	385,420
Discover Financial Services	47,861	676,755
E*TRADE FINANCIAL	76,209 [a]	111,265
Equity Residential	24,787 [c]	715,849
Federated Investors, Cl. B	8,152	213,990
Fifth Third Bancorp	71,183 [b]	636,376
First Horizon National	19,245 [a,b]	227,668
Franklin Resources	13,976	1,462,309
Genworth Financial, Cl. A	39,491 [a]	419,394
Goldman Sachs Group	46,507	7,914,096
Hartford Financial Services Group	35,173	862,442
HCP	26,014 [b,c]	769,754
Health Care REIT	10,241 [b,c]	454,393
Host Hotels & Resorts	54,363 [c]	549,610
Hudson City Bancorp	43,991	578,042
Huntington Bancshares	48,176	183,551
IntercontinentalExchange	6,718 [a]	673,076
Invesco	37,434	791,729
Janus Capital Group	15,968	209,500
JPMorgan Chase & Co.	358,096	14,957,670
KeyCorp	76,650	413,144
Kimco Realty	33,210 [c]	419,774
Legg Mason	14,450 [b]	420,640
Leucadia National	16,233 [a]	364,756
Lincoln National	26,783	638,239
Loews	33,186	1,098,457
M & T Bank	7,068	444,224
Marsh & McLennan Cos.	47,623	1,117,236
Marshall & Ilsley	31,460	167,367
The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
MBIA	13,212 [a,b]	53,641
MetLife	75,652	2,574,438
Moody’s	16,999 [b]	402,536
Morgan Stanley	123,349	3,961,970
Nasdaq OMX Group	12,515 [a]	226,021
Northern Trust	21,929	1,101,932
NYSE Euronext	24,497	633,247
People’s United Financial	31,878	511,004
Plum Creek Timber	14,745 [b,c]	461,371
PNC Financial Services Group	41,906	2,050,880
Principal Financial Group	28,456	712,538
Progressive	62,153 [a]	994,448
ProLogis	38,507 [b,c]	436,284
Prudential Financial	41,832	1,892,061
Public Storage	12,201 [b,c]	897,994
Regions Financial	106,752	516,680
Simon Property Group	25,855 [c]	1,755,296
SLM	43,151 [a]	418,565
State Street	44,331	1,861,015
SunTrust Banks	44,911	858,249
T. Rowe Price Group	23,818 [b]	1,160,651
Torchmark	7,877 [b]	319,806
Travelers Cos.	52,190	2,598,540
U.S. Bancorp	173,697	4,033,244
Unum Group	30,626	610,989
Ventas	13,208 [b,c]	530,037
Vornado Realty Trust	14,465 [c]	861,535
Wells Fargo & Co.	425,767	11,717,108
XL Capital, Cl. A	31,645	519,294
Zions Bancorporation	10,586 [b]	149,898
		121,305,567
Health Care—12.4%
Abbott Laboratories	141,655	7,163,493
Aetna	40,078	1,043,230
Allergan	28,215	1,587,093
AmerisourceBergen	27,296	604,606

14

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Amgen	92,921 [a]	4,992,645
Baxter International	55,486	2,999,573
Becton, Dickinson & Co.	21,849	1,493,598
Biogen Idec	26,535 [a]	1,117,920
Boston Scientific	138,205 [a]	1,122,225
Bristol-Myers Squibb	181,276	3,951,817
C.R. Bard	9,109	683,813
Cardinal Health	33,327	944,487
CareFusion	16,663 [a]	372,751
Celgene	42,239 [a]	2,156,301
Cephalon	6,249 [a,b]	341,070
CIGNA	25,750	716,880
Coventry Health Care	13,925 [a]	276,133
DaVita	9,720 [a]	515,452
Dentsply International	13,660 [b]	450,234
Eli Lilly & Co.	92,525 [b]	3,146,775
Express Scripts	24,654 [a]	1,970,348
Forest Laboratories	27,949 [a]	773,349
Genzyme	24,935 [a]	1,261,711
Gilead Sciences	82,641 [a]	3,516,375
Hospira	14,694 [a]	655,940
Humana	15,660 [a]	588,503
IMS Health	16,679	273,369
Intuitive Surgical	3,536 [a,b]	871,094
Johnson & Johnson	251,743	14,865,424
King Pharmaceuticals	22,702 [a]	229,971
Laboratory Corp. of America Holdings	10,186 [a,b]	701,714
Life Technologies	15,853 [a]	747,786
McKesson	24,916	1,463,317
Medco Health Solutions	43,405 [a]	2,435,889
Medtronic	101,200	3,612,840
Merck & Co.	193,114 [b]	5,973,016
Millipore	5,037 [a]	337,529
Mylan	27,958 [a,b]	454,038
Patterson Cos.	8,335 [a,b]	212,793
PerkinElmer	10,879	202,458

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Pfizer	736,184	12,537,214
Quest Diagnostics	13,950	780,224
Schering-Plough	149,871	4,226,362
St. Jude Medical	31,705 [a]	1,080,506
Stryker	24,896	1,145,216
Tenet Healthcare	43,752 [a]	224,010
Thermo Fisher Scientific	37,442 [a]	1,684,890
UnitedHealth Group	106,625	2,766,919
Varian Medical Systems	11,574 [a,b]	474,303
Waters	9,163 [a]	526,231
Watson Pharmaceuticals	9,563 [a]	329,158
WellPoint	43,552 [a]	2,036,492
Zimmer Holdings	19,805 [a]	1,041,149
		105,680,234
Industrial—9.8%
Avery Dennison	10,424	371,616
Boeing	66,367	3,172,343
Burlington Northern Santa Fe	24,175	1,820,861
C.H. Robinson Worldwide	15,631	861,424
Caterpillar	56,456 [b]	3,108,467
Cintas	11,994	332,114
CSX	36,430	1,536,617
Cummins	18,522	797,557
Danaher	23,214 [b]	1,583,891
Deere & Co.	38,483	1,752,901
Dover	17,338	653,296
Dun & Bradstreet	4,955	379,355
Eaton	15,082	911,707
Emerson Electric	68,922	2,601,806
Equifax	11,889	325,521
Expeditors International Washington	19,533	629,353
Fastenal	11,776 [b]	406,272
FedEx	28,688	2,085,331
First Solar	4,424 [a,b]	539,418
Flowserve	5,283	518,843
Fluor	16,714	742,436

16

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
General Dynamics	35,198	2,206,915
General Electric	968,506	13,810,896
Goodrich	11,564	628,503
Honeywell International	67,988	2,440,089
Illinois Tool Works	34,923	1,603,664
Iron Mountain	16,569 [a,b]	404,781
ITT	16,644	843,851
Jacobs Engineering Group	11,202 [a]	473,733
L-3 Communications Holdings	10,711	774,298
Lockheed Martin	29,961	2,061,017
Masco	33,376	392,168
Monster Worldwide	11,418 [a]	165,789
Norfolk Southern	33,322	1,553,472
Northrop Grumman	29,683	1,488,009
Paccar	33,510 [b]	1,253,609
Pall	10,966	348,061
Parker Hannifin	14,903	789,263
Pitney Bowes	18,913	463,369
Precision Castparts	12,811	1,223,835
Quanta Services	17,853 [a,b]	378,484
R.R. Donnelley & Sons	19,482	391,199
Raytheon	35,695	1,616,270
Republic Services	29,495	764,215
Robert Half International	14,544	337,421
Rockwell Automation	13,451	550,818
Rockwell Collins	14,718	741,493
Ryder System	5,259	213,252
Snap-On	5,309 [b]	193,938
Southwest Airlines	67,113	563,749
Stanley Works	7,211 [b]	326,154
Stericycle	7,850 [a]	411,105
Textron	22,853 [b]	406,326
Union Pacific	45,945 [b]	2,533,407
United Parcel Service, Cl. B	91,192	4,895,187
United Technologies	86,251	5,300,124
W.W. Grainger	5,724 [b]	536,511

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Waste Management	45,013 [b]	1,344,988
		84,242,572
Information Technology—18.5%
Adobe Systems	48,049 [a]	1,582,734
Advanced Micro Devices	55,478 [a,b]	255,199
Affiliated Computer Services, Cl. A	8,841 [a]	460,527
Agilent Technologies	32,376 [a]	800,982
Akamai Technologies	15,576 [a]	342,672
Altera	27,493	544,086
Amphenol, Cl. A	15,351	615,882
Analog Devices	26,611	682,040
Apple	81,661 [a]	15,393,099
Applied Materials	121,059	1,476,920
Autodesk	20,547 [a]	512,237
Automatic Data Processing	46,062	1,833,268
BMC Software	16,636 [a]	618,194
Broadcom, Cl. A	38,502 [a]	1,024,538
CA	35,790	748,727
Ciena	8,118 [a,b]	95,224
Cisco Systems	526,873 [a]	12,039,048
Citrix Systems	16,805 [a]	617,752
Cognizant Technology Solutions, Cl. A	26,741 [a]	1,033,540
Computer Sciences	13,874 [a]	703,551
Compuware	23,476 [a]	165,741
Convergys	11,329 [a]	122,920
Corning	141,965	2,074,109
Dell	157,813 [a]	2,286,710
eBay	101,699 [a]	2,264,837
Electronic Arts	29,182 [a]	532,280
EMC	183,748 [a]	3,026,330
Fidelity National Information Services	28,445	618,963
Fiserv	14,014 [a]	642,822
FLIR Systems	13,946 [a,b]	387,838
Google, Cl. A	21,968 [a]	11,777,484
Harris	12,364 [b]	515,826
Hewlett-Packard	216,690	10,284,107

18

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Intel	509,948	9,745,106
International Business Machines	119,868	14,457,279
Intuit	29,450 [a]	856,112
Jabil Circuit	19,158	256,334
JDS Uniphase	19,919 [a]	111,347
Juniper Networks	48,786 [a,b]	1,244,531
KLA-Tencor	15,572	506,246
Lexmark International, Cl. A	7,180 [a,b]	183,090
Linear Technology	20,529 [b]	531,291
LSI	58,854 [a]	301,332
MasterCard, Cl. A	8,343 [b]	1,827,284
McAfee	14,072 [a]	589,335
MEMC Electronic Materials	20,971 [a]	260,460
Microchip Technology	16,963 [b]	406,433
Micron Technology	75,760 [a,b]	514,410
Microsoft	705,758	19,570,669
Molex	13,041	243,475
Motorola	210,526	1,804,208
National Semiconductor	20,697	267,819
NetApp	30,559 [a]	826,621
Novell	32,133 [a]	131,424
Novellus Systems	9,422 [a]	193,905
NVIDIA	48,248 [a]	577,046
Oracle	354,362	7,477,038
Paychex	29,415 [b]	835,680
QLogic	10,208 [a]	179,048
QUALCOMM	151,160	6,259,536
Red Hat	17,296 [a]	446,410
Salesforce.com	9,584 [a]	543,892
SanDisk	20,942 [a]	428,892
Sun Microsystems	66,892 [a]	547,177
Symantec	74,658 [a]	1,312,488
Tellabs	36,434 [a]	219,333
Teradata	16,664 [a]	464,592
Teradyne	15,551 [a,b]	130,162
Texas Instruments	116,524	2,732,488

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Total System Services	18,190 [b]	290,494
VeriSign	17,869 [a,b]	407,592
Western Digital	20,383 [a]	686,499
Western Union	64,418	1,170,475
Xerox	80,033	601,848
Xilinx	25,877	562,825
Yahoo!	112,800 [a]	1,793,520
		158,575,933
Materials—3.3%
Air Products & Chemicals	19,344	1,492,003
Airgas	7,477	331,680
AK Steel Holding	10,368	164,540
Alcoa	87,881	1,091,482
Allegheny Technologies	9,301	287,029
Ball	8,365	412,645
Bemis	9,394	242,647
CF Industries Holdings	4,292	357,309
Dow Chemical	104,675	2,457,769
E.I. du Pont de Nemours & Co.	83,186	2,646,979
Eastman Chemical	6,998	367,465
Ecolab	20,376	895,729
FMC	6,301	321,981
Freeport-McMoRan Copper & Gold	37,922 [a,b]	2,781,958
International Flavors & Fragrances	7,393	281,599
International Paper	39,310	877,006
MeadWestvaco	15,929	363,659
Monsanto	50,189	3,371,697
Newmont Mining	45,240	1,966,130
Nucor	28,749	1,145,648
Owens-Illinois	15,357 [a]	489,581
Pactiv	12,122 [a]	279,897
PPG Industries	14,915	841,653
Praxair	28,030	2,226,703
Sealed Air	14,667	282,046
Sigma-Aldrich	10,925	567,335
Titanium Metals	9,065 [b]	77,959

20

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
United States Steel	12,897 [b]	444,818
Vulcan Materials	11,047	508,493
Weyerhaeuser	19,377	704,160
		28,279,600
Telecommunication Services—3.0%
American Tower, Cl. A	36,365 [a]	1,338,959
AT & T	538,943	13,834,667
CenturyTel	27,239 [b]	884,178
Frontier Communications	30,030	215,315
Metropcs Communications	23,192 [a]	144,486
Qwest Communications International	134,668 [b]	483,458
Sprint Nextel	264,942 [a]	784,228
Verizon Communications	259,295	7,672,539
Windstream	40,997	395,211
		25,753,041
Utilities—3.6%
AES	61,598 [a]	805,086
Allegheny Energy	15,412	351,702
Ameren	20,866	507,878
American Electric Power	42,778	1,292,751
CenterPoint Energy	32,125	404,775
CMS Energy	20,714 [b]	275,496
Consolidated Edison	25,002	1,017,081
Constellation Energy Group	18,414	569,361
Dominion Resources	53,585	1,826,713
DTE Energy	14,932	552,185
Duke Energy	118,478	1,874,322
Dynergy, Cl. A	46,557 [a,b]	93,114
Edison International	29,883	950,877
Entergy	17,557	1,346,973
EQT	12,027	503,450
Exelon	60,665	2,848,828
FirstEnergy	27,979 [b]	1,210,931
FPL Group	37,816	1,856,766
Integrys Energy	7,023	242,996
Nicor	4,132	153,215

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
NiSource	25,492	329,357
Northeast Utilities	15,924	367,048
Pepco Holdings	19,858	296,480
PG & E	33,824	1,383,063
Pinnacle West Capital	9,197 [b]	288,050
PPL	34,706	1,021,745
Progress Energy	25,485	956,452
Progress Energy-CVO	15,500 [a]	2,480
Public Service Enterprise Group	46,621	1,389,306
Questar	15,894	633,217
SCANA	10,806	365,675
Sempra Energy	22,509	1,158,088
Southern	72,280	2,254,413
TECO Energy	19,655 [b]	281,853
Wisconsin Energy	10,763	470,020
Xcel Energy	41,343	779,729
		30,661,476
Total Common Stocks
(cost $842,686,495)		833,406,537
	Principal
Short-Term Investments—.2%	Amount ($)	Value ($)

U.S. Treasury Bills;
0.09%, 12/17/09
(cost $2,084,771)	2,085,000 [d]	2,084,921

Other Investment—2.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $19,410,000)	19,410,000 [e]	19,410,000

22

Investment of Cash Collateral
for Securities Loaned—5.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $46,833,971)	46,833,971 [e]	46,833,971

Total Investments (cost $911,015,237)	105.4%	901,735,429
Liabilities, Less Cash and Receivables	(5.4%)	(46,423,116)
Net Assets	100.0%	855,312,313

CVO—Contingent Value Obligation

a	Non-income producing security.

b	All or a portion of these securities are on loan.At October 31, 2009, the total market value of the fund’s securities on loan is $44,483,724 and the total market value of the collateral held by the fund is $46,833,971.

c	Investment in Real Estate Investment Trust.

d	Held by a broker as collateral for open financial futures positions.

e	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)

Information Technology	18.5	Consumer Discretionary	8.9
Financial	14.2	Short-Term/Money Market Investments	8.0
Health Care	12.4	Utilities	3.6
Energy	12.1	Materials	3.3
Consumer Staples	11.6	Telecommunication Services	3.0
Industrial	9.8		105.4

† Based on net assets.
See notes to financial statements.

The Fund 23

STATEMENT OF FINANCIAL FUTURES

October 31, 2009

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2009 ($)

Financial Futures Long
Standard & Poor’s 500 E-mini	422	21,796,300	December 2009	(155,058)

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $44,483,724)—Note 1(b):
Unaffiliated issuers	844,771,266	835,491,458
Affiliated issuers	66,243,971	66,243,971
Cash		125,384
Dividends and interest receivable		1,056,754
Receivable for shares of Capital Stock subscribed		291,988
Prepaid expenses		14,412
		903,223,967
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		154,621
Liability for securities on loan—Note 1(b)		46,833,971
Payable for futures variation margin—Note 4		606,155
Payable for shares of Capital Stock redeemed		316,907
		47,911,654
Net Assets ($)		855,312,313
Composition of Net Assets ($):
Paid-in capital		894,889,952
Accumulated undistributed investment income—net		5,588,327
Accumulated net realized gain (loss) on investments		(35,731,100)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($155,058) net unrealized
(depreciation) on financial futures]		(9,434,866)
Net Assets ($)		855,312,313
Shares Outstanding
(150 million shares of $.001 par value Capital Stock authorized)		40,234,587
Net Asset Value, offering and redemption price per share ($)		21.26

See notes to financial statements.

The Fund 25

STATEMENT OF OPERATIONS Year Ended October 31, 2009

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	19,287,726
Affiliated issuers	56,391
Income from securities lending—Note 1(b)	550,078
Interest	6,461
Total Income	19,900,656
Expenses:
Management fee—Note 3(a)	1,541,039
Directors’ fees—Note 3(a)	59,205
Loan commitment fees—Note 2	5,550
Total Expenses	1,605,794
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(59,205)
Net Expenses	1,546,589
Investment Income—Net	18,354,067
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(21,723,659)
Net realized gain (loss) on financial futures	(12,377,532)
Net Realized Gain (Loss)	(34,101,191)
Net unrealized appreciation (depreciation) on investments (including
$9,564,312 net unrealized appreciation on financial futures)	79,873,064
Net Realized and Unrealized Gain (Loss) on Investments	45,771,873
Net Increase in Net Assets Resulting from Operations	64,125,940

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009	2008

Operations ($):
Investment income—net	18,354,067	24,899,479
Net realized gain (loss) on investments	(34,101,191)	100,941,627
Net unrealized appreciation
(depreciation) on investments	79,873,064	(634,402,450)
Net Increase (Decrease) in Net Assets
Resulting from Operations	64,125,940	(508,561,344)
Dividends to Shareholders from ($):
Investment income—net	(19,278,995)	(26,911,293)
Net realized gain on investments	(13,785,771)	—
Total Dividends	(33,064,766)	(26,911,293)
Capital Stock Transactions ($):
Net proceeds from shares sold	214,665,866	254,397,187
Net assets received in connection
with reorganization—Note 1	—	110,283,460
Dividends reinvested	28,310,010	21,920,453
Cost of shares redeemed	(285,539,917)[a]	(648,740,960)[b]
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(42,564,041)	(262,139,860)
Total Increase (Decrease) in Net Assets	(11,502,867)	(797,612,497)
Net Assets ($):
Beginning of Period	866,815,180	1,664,427,677
End of Period	855,312,313	866,815,180
Undistributed investment income—net	5,588,327	6,725,991
Capital Share Transactions (Shares):
Shares sold	11,558,659	9,693,208
Shares issued in connection
with reorganization—Note 1	—	4,239,223
Shares issued for dividends reinvested	1,532,443	747,863
Shares redeemed	(15,801,076)	(23,272,151)
Net Increase (Decrease) in Shares Outstanding	(2,709,974)	(8,591,857)

a	Includes redemption-in-kind amounting to $28,394,584.

b	Includes redemption-in-kind amouting to $160,282,886.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value,
beginning of period	20.18	32.30	28.73	25.18	23.66
Investment Operations:
Investment income—net[a]	.44	.56	.55	.47	.48
Net realized and unrealized
gain (loss) on investments	1.42	(12.08)	3.54	3.54	1.52
Total from Investment Operations	1.86	(11.52)	4.09	4.01	2.00
Distributions:
Dividends from
investment income—net	(.46)	(.60)	(.52)	(.46)	(.48)
Dividends from net realized
gain on investments	(.32)	—	—	—	—
Total Distributions	(.78)	(.60)	(.52)	(.46)	(.48)
Net asset value, end of period	21.26	20.18	32.30	28.73	25.18
Total Return (%)	9.84	(36.23)	14.41	16.13	8.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.21	.21	.21	.20	.20
Ratio of net expenses
to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	2.38	2.07	1.82	1.77	1.91
Portfolio Turnover Rate	4.99	4.84	8.00	5.12	9.01
Net Assets, end of period
($ x 1,000)	855,312	866,815	1,664,428	1,455,487	1,433,403

a Based on average shares outstanding at each month end.
See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to replicate the total return of the Standard & Poor’s 500 Composite Stock Price Index primarily through investments in equity securities.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to liabilities, of BNY Hamilton S&P 500 Index Fund (“BNY S&P 500”) were transferred to the fund in exchange for the shares of Capital Stock of the fund of equal value. Shareholders of BNY S&P 500 received shares of the fund, in an amount equal to the aggregate net asset value of their investment in BNY S&P 500 at the time of the exchange. The fund’s net asset value on the close of business on September 12, 2008 after the reorganization was $26.03 per share and a total of 4,196,848 Institutional and 42,375 Investor shares representing net assets of $110,283,460 (including $2,136,568 net unrealized appreciation on investments) were issued to shareholders of BNY S&P 500 in the exchange.The exchange was a tax-free event to BNY S&P 500 shareholders.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”)

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange, are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain

30

factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	833,406,537	—	—	833,406,537
U.S. Treasury
Securities	—	2,084,921	—	2,084,921
Mutual Funds	66,243,971	—	—	66,243,971
Other Financial
Instruments††	—	—	—	—
Liabilities ($)
Other Financial
Instruments††	(155,058)	—	—	(155,058)

† See Statement of Investments for industry classification.

Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) or in the case of options, market value at period end.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all

32

income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2009,The Bank of New York Mellon earned $235,748 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,447,015, accumulated capital losses $17,688,633 and unrealized depreciation $27,336,021.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were as follows: ordinary income $19,284,228 and $26,911,293, and long-term capital gains $13,780,538 and $0, respectively.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, net realized losses from redemption-in-kind and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $212,736, increased accumulated net realized gain (loss) on investments by $9,930,859 and decreased paid-in capital by $9,718,123. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank,N.A.was increased to $215 million and the fund continues participation in the $300 million unsecured credit facility provided by The Bank of NewYork Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms

34

of the respective Facility at the time of borrowing. During the period ended October 31, 2009, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board-Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board-Group Open-End Funds will pay each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board-Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

meetings attended that are conducted by telephone.The Board-Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board-Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board-Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until September 30, 2010, so that the direct expenses of the fund (excluding taxes, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .37%. During the period ended October 31, 2009, there was no expense reimbursement pursuant to the undertaking.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $154,621.

36

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2009, amounted to $37,382,441 and $73,355,378, respectively. Sales of investment securities include securities amounting to $28,394,584 delivered pursuant to a redemption-in-kind. The net realized loss of $8,559,875 on the redemption-in-kind will not be realized for tax purposes.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at October 31, 2009 are set forth in the Statement of Financial Futures.

During the period ended October 31, 2009, the average market value of equity futures contracts was $31,866,532 which represented 4.1% of average net assets.

At October 31, 2009, the cost of investments for federal income tax purposes was $929,071,449; accordingly, accumulated net unrealized depreciation on investments was $27,336,020,consisting of $184,473,671 gross unrealized appreciation and $211,809,691 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

38

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC S&P 500 Stock Index Fund (the “Fund”), a series ofThe Dreyfus/Laurel Funds, Inc., including the statements of investments and financial futures, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management,as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC S&P 500 Stock Index Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

The Fund 39

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 96.49% of the ordinary dividends paid during the fiscal year ended October 31, 2009 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $12,705,861 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns. Also, the fund hereby designates $.3120 per share as a long-term capital gain distribution per share paid on December 29, 2008 and also designates $.0060 per share as a long-term capital gain distribution paid on March 26, 2009.

40

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Understanding Your Fund’s Expenses

6	Comparing Your Fund’s Expenses With Those of Other Funds

7	Statement of Investments

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statement of Changes in Net Assets

12	Financial Highlights

14	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Important Tax Information

24	Board Members Information

26	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
U.S. Treasury Reserves

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S.Treasury Reserves, covering the 12-month period from November 1, 2008, through October 31, 2009.

Reports of positive U.S. economic growth over the third quarter of 2009 may have signaled the end of the deep recession that began in December 2007. Signs that the economy finally has turned a corner include inventory rebuilding among manufacturers, improvements in home sales and prices, and an increase in consumer spending.These developments sparked sustained rallies among fixed-income and equity asset classes, and along with low yields and improved investor sentiment have resulted in billions in outflows of money fund assets into these other asset classes. Despite improved economic news, monetary policymakers have continued to hold short-term interest rates at record lows, and yields of money market instruments have remained at historically low levels.

In contrast, stocks and bonds appear poised to enter into a new phase in which the underlying fundamentals of individual issuers, not bargain hunting, are likely to drive long-term investment returns. Of course, the best strategy and cash allocation for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risks that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus U.S. Treasury Reserves’ Investor shares produced a yield of 0.01%, and Class R shares produced a yield of 0.01%. Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced effective yields of 0.01% and 0.01%, respectively.1

Money market yields declined along with short-term interest rates early in the reporting period and then remained near historically low levels as the U.S. government and the Federal Reserve Board (the “Fed”) addressed a severe recession and global credit crisis.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal. As a U.S.Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of Treasury bills and notes with remaining maturities of 13 months or less issued by the U.S. government as well as repurchase agreements with securities dealers, which are backed by U.S. Treasuries. To pursue its goal, the fund invests exclusively in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations.

Money Market Yields Fell to Record Lows

The reporting period began in the midst of a global financial crisis and severe recession. In response, the Fed pumped liquidity into the banking system and eased monetary policy aggressively, driving its target for the overnight federal funds rate to an unprecedented low of 0.00% to 0.25% by the end of 2008. As a result, yields of short-term U.S. Treasury securities and other money market instruments fell to and remained near historical lows.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The U.S. government responded with a number of its own remedial measures, including the Temporary Guarantee Program for Money Market Funds, which remained in effect through most of the reporting period before ending in September 2009.This measure was designed to promote liquidity in the short-term credit market.

Economic conditions continued to deteriorate, and credit markets remained troubled over the first few months of the reporting period, as the unemployment rate climbed, housing markets slumped and consumer confidence plunged. However, investor sentiment began to improve in March when signs emerged that the economic downturn might be decelerating, and stocks and corporate bonds staged impressive rebounds. Meanwhile, a decline in the three-month London Interbank Offered Rate (LIBOR) provided evidence of improvement in the global credit markets.

The U.S. economy sent mixed signals in the spring of 2009. For example, existing home sales and prices increased in May, but the unemployment rate rose to its highest level in 26 years. It later was reported that the U.S. economy grew at a –0.7% annualized rate between April and June, lending credence to forecasts that the recession was nearing an end.

In July, residential construction achieved its second gain in three months, and August saw the first expansion of manufacturing activity in more than 18 months. However, these positive indicators were tempered by a jump in the unemployment rate to 9.7% in August.The housing market reported more good news in September, as pending home sales reached their highest level since March 2007. Consumer spending increased in August by 1.3%, the largest gain in more than seven years, due in part to the U.S. government’s Cash for Clunkers automobile purchasing program. However, the unemployment rate continued to creep higher.

October marked another month of gradual economic improvement. Positive news included a return to growth for the U.S. economy, with U.S. GDP expanding at a 2.8% annualized rate in the third quarter, its first quarterly gain in more than a year. In addition, the National

4

Association of Realtors reported that existing home sales increased 11.4% in the third quarter.While pending home sales reached its highest level in almost three years, distressed sales accounted for more than 30% of those transactions.The unemployment rate moved above 10% in October, its highest level since the early 1980s, but initial jobless claims continue to fall, offering some hope that the employment picture may be poised for improvement in 2010.

Liquidity Still Our Priority

With yields at historically low levels, most money market funds maintained relatively defensive footings during the reporting period, and the industry’s average weighted maturity remained substantially shorter than historical averages. The fund was no exception; we set its weighted average maturity in a position that was relatively short as interest rates declined, and then roughly in line with industry averages for most of 2009.

Despite recent signs of economic improvement, the Fed has repeatedly indicated that “economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”Therefore, until we see more convincing evidence that the Fed is prepared to raise interest rates, we intend to maintain the fund’s focus on liquidity.

November 16, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, yields of the fund’s Class R shares and Investor shares would have been-0.14% and -0.33%, respectively, and effective yields would have been -0.14% and -0.33%, respectively.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Reserves from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Investor Shares	Class R Shares

Expenses paid per $1,000†	$ 1.51	$ 1.56
Ending value (after expenses)	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Investor Shares	Class R Shares

Expenses paid per $1,000†	$ 1.53	$ 1.58
Ending value (after expenses)	$1,023.69	$1,023.64

† Expenses are equal to the fund’s annualized expense ratio of .30% for Investor shares and .31% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2009

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—30.4%	Purchase (%)	Amount ($)	Value ($)

12/17/09	0.70	100,000,000	99,911,194
1/21/10	0.27	25,000,000	24,984,813
4/1/10	0.21	10,000,000	9,991,192
6/17/10	0.32	25,000,000	24,949,333
Total U.S. Treasury Bills
(cost $159,836,532)			159,836,532

U.S. Treasury Notes—34.6%

12/31/09	0.33	25,000,000	25,118,517
2/16/10	0.45	25,000,000	25,312,573
3/1/10	0.13	75,000,000	75,460,385
5/17/10	0.56	25,000,000	25,530,849
6/1/10	0.27	30,000,000	30,407,755
Total U.S. Treasury Notes
(cost $181,830,079)			181,830,079

Repurchase Agreements—34.6%

Citigroup Global Markets Holdings Inc.
dated 10/30/09, due 11/2/09 in the
amount of $48,000,200 (fully
collateralized by $29,231,900
Treasury Inflation Protected
Securities, 3.88%, due 4/15/29,
value $48,960,085)	0.05	48,000,000	48,000,000
Goldman, Sachs & Co.
dated 10/30/09, due 11/2/09 in the
amount of $38,000,063 (fully
collateralized by $37,049,400 U.S.
Treasury Bonds, 4.50%, due 5/15/38,
value $38,760,100)	0.02	38,000,000	38,000,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Annualized
	Yield on
	Date of	Principal
Repurchase Agreements (continued)	Purchase (%)	Amount ($)	Value ($)

JP Morgan Chase & Co.
dated 10/30/09, due 11/2/09 in the
amount of $48,000,200 (fully
collateralized by $78,870,000
U.S. Treasury Strips, due 5/15/21,
value $48,960,128)	0.05	48,000,000	48,000,000
RBS Securities
dated 10/30/09, due 11/2/09 in the
amount of $48,000,240 (fully
collateralized by $46,800,000
U.S. Treasury Bonds, 4.50%,
due 5/15/38, value $48,960,918)	0.06	48,000,000	48,000,000
Total Repurchase Agreements
(cost $182,000,000)			182,000,000

Total Investments (cost $523,666,611)		99.6%	523,666,611

Cash and Receivables (Net)		.4%	2,307,888

Net Assets		100.0%	525,974,499

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)

Repurchase Agreements	34.6	U.S. Treasury Bills	30.4
U.S. Treasury Notes	34.6		99.6
† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $182,000,000)—Note 1(b)	523,666,611	523,666,611
Cash		1,072,338
Interest receivable		1,637,085
		526,376,034
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		131,682
Payable for shares of Capital Stock redeemed		269,837
Dividend payable		16
		401,535
Net Assets ($)		525,974,499
Composition of Net Assets ($):
Paid-in capital		525,974,499
Net Assets ($)		525,974,499

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	125,820,609	400,153,890
Shares Outstanding	125,820,609	400,153,890
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Year Ended October 31, 2009

Investment Income ($):
Interest Income	2,400,460
Expenses:
Management fee—Note 2(a)	3,025,466
Distribution fees (Investor Shares)—Note 2(b)	250,170
Directors’ fees—Note 2(a)	36,412
Treasury insurance expense—Note 1(e)	131,109
Total Expenses	3,443,157
Less—reduction in expenses due to undertaking—Note 2(a)	(1,077,019)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(36,412)
Net Expenses	2,329,726
Investment Income—Net, representing net increase
in net assets resulting from operations	70,734
See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009	2008

Operations ($):
Investment Income-Net, representing net increase
in net assets resulting from operations	70,734	5,143,744
Dividends to Shareholders from ($):
Investment income—net:
Investors Shares	(9,974)	(2,027,963)
Class R Shares	(60,760)	(3,115,781)
Total Dividends	(70,734)	(5,143,744)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investors Shares	182,079,095	235,086,111
Class R Shares	744,086,900	1,130,142,244
Dividends reinvested:
Investors Shares	9,200	1,974,354
Class R Shares	2,733	240,155
Cost of shares redeemed:
Investors Shares	(211,090,213)	(190,389,091)
Class R Shares	(846,020,885)	(692,238,469)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(130,933,170)	484,815,304
Total Increase (Decrease) in Net Assets	(130,933,170)	484,815,304
Net Assets ($):
Beginning of Period	656,907,669	172,092,365
End of Period	525,974,499	656,907,669

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Investor Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.016	.043	.039	.020
Distributions:
Dividends from investment income—net	(.000)[a]	(.016)	(.043)	(.039)	(.020)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01	1.62	4.41	3.96	2.03
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.73	.72	.71	.70	.70
Ratio of net expenses
to average net assets	.39	.68	.70	.70	.70
Ratio of net investment income
to average net assets	.01	1.51	4.31	3.89	2.01
Net Assets, end of period ($ x 1,000)	125,821	154,823	108,151	93,091	93,973

a Amount represents less than $.001 per share.
See notes to financial statements.

12

		Year Ended October 31,

Class R Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.018	.045	.041	.022
Distributions:
Dividends from investment income—net	(.000)[a]	(.018)	(.045)	(.041)	(.022)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01	1.81	4.62	4.17	2.23
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.53	.52	.51	.50	.50
Ratio of net expenses
to average net assets	.38	.49	.50	.50	.50
Ratio of net investment income
to average net assets	.01	1.35	4.40	4.05	2.10
Net Assets, end of period ($ x 1,000)	400,154	502,085	63,941	17,640	25,243
a Amount represents less than $.001 per share.
See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal by investing in direct obligations of U.S.Treasury and repurchase agreements secured by these obligations.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (includingThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to

14

do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†

Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	523,666,611
Level 3—Significant Unobservable Inputs	—
Total	523,666,611

† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

16

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were all ordinary income.

At October 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program: The fund entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guaranteed the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share fell below $0.995 (a “Guarantee Event”) and the fund liquidated. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

18

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and had been further extended by the Treasury until September 18, 2009, at which time the Secretary of the Treasury terminated the Program. The fund’s participation in the Program had expired effective May 1, 2009. (As a result, shareholder assets in the fund that were covered under the Program since September 19, 2008 were no longer covered effective May 1, 2009.) Participation in the initial term and the April 30, 2009 extension period of the Program required payments to the Treasury in the amount of .01% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense was borne by the fund without regard to any expense limitation in effect.

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

Free Municipal Funds, The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board-Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board-Group Open-End Funds will pay each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board-Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board-Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board-Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board-Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

20

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level.This undertaking is voluntary and not contractual and may be terminated at any time.The reduction in expenses, pursuant to the undertaking, amounted to $1,077,019 during the period ended October 31, 2009.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2009, Investor shares were charged $250,170 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $224,921 and Rule 12b-1 distribution plan fees $21,526, which are offset against an expense reimbursement currently in effect in the amount of $114,765.

NOTE 3—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Reserves (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S.Treasury Reserves as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

22

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended October 31, 2009 as qualifying interest related dividends.

The Fund 23

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

18	Statement of Assets and Liabilities

19	Statement of Operations

20	Statement of Changes in Net Assets

23	Financial Highlights

27	Notes to Financial Statements

37	Report of Independent Registered Public Accounting Firm

38	Important Tax Information

39	Information About the Review and Approval of the Fund’s Investment Management Agreement

44	Board Members Information

46	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Small Cap Value Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Small Cap Value Fund, covering the 12-month period from November 1, 2008, through October 31, 2009.

Reports of positive economic growth over the third quarter of 2009 may have signaled the end of the deep recession that technically began in December 2007.Signs that the U.S.economy finally has turned a corner include inventory rebuilding among manufacturers, improvements in home sales and prices, and an increase in consumer spending.These and other positive developments helped fuel a sustained stock market rally since the early spring, with the most beaten-down securities generally leading the rebound. Higher-quality stocks have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the financial markets currently appear poised to enter into a new phase in which underlying fundamentals, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy’s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risks that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Ronald P. Gala and Adam T. Logan, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus Small Cap Value Fund’s Class A shares produced a total return of –2.56%, Class B shares returned –3.26%, Class C shares returned –3.34% and Class I shares returned –2.34%.1 In comparison, the fund’s benchmark, the Russell 2000Value Index (the “Index”), returned 1.96% for the same period.2

Economic conditions stabilized during the reporting period in the wake of a severe global recession and financial crisis. After declining sharply, stocks staged a sustained rebound as investors looked forward to an economic recovery.While all capitalization sizes and market sectors participated in the upturn, large capitalization and growth indices outperformed during the reporting period. As a result, the fund’s small-cap, value-oriented benchmark returned more modest gains than broader market averages. In addition, the fund’s emphasis on high-quality companies caused its returns to lag the benchmark as the market favored lower-quality names during the rally.

The Fund’s Investment Approach

The fund, which seeks capital appreciation, normally invests at least 80% of its assets in stocks of small U.S. companies. We use a disciplined process that combines computer-modeling techniques, fundamental analysis and risk management techniques to select undervalued stocks, which are normally characterized by relatively low price-to-earnings and low price-to-book ratios. Using this systematic approach, we select what we believe to be the most attractive companies from this pool of undervalued stocks.The fund is constructed with an emphasis on diversification and risk management, so that its sector weightings and risk characteristics are generally in line with those of its benchmark.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

A “V” Shaped Stock Market Recovery

Stock prices continued to plunge over the first four months of the reporting period under pressure from deteriorating U.S. and global economic fundamentals and repercussions from a financial crisis that nearly caused the collapse of the world’s banking system. However, in early March 2009, investors began to bid stocks sharply higher as they anticipated the positive impact of aggressive remedial measures adopted by government and monetary authorities to repair the credit markets and stimulate renewed economic growth.The market rose steeply in March and April, led by relatively low-quality, low-priced stocks.

The market’s advance stalled in May and June while investors sought confirmation that federal policies were guiding the economy out of recession. Evidence of improving business and consumer sentiment gradually accumulated, and stocks resumed their climb in early July. By the end of the reporting period, most indices had recovered all the ground they had lost earlier, and most posted positive absolute returns for the previous 12 months.

Mixed Results in a Volatile Environment

As it has in the past, the fund’s disciplined, quantitative investment approach tended to focus on higher quality companies exhibiting characteristics such as financial strength, good earnings quality and other attractive profitability metrics. However, the speculative wave that buoyed stocks during much of the rally favored lower-quality names, causing the fund’s returns to lag the benchmark.

This trend took a particularly harsh toll on the fund’s relative performance in the consumer discretionary area as several of the benchmark constituents not held by the fund returned in excess of 100%. In addition, fund holdings that did not meet expectations in this sector included vehicular parts manufacturer Spartan Motors and toy-and-game producer JAKKS Pacific, the latter of which the fund eliminated. In the information technology sector, electronic transaction processor Heartland Payment Systems experienced a security breach that drove its stock price lower, leading the fund to divest its position.A few other technology holdings in the semiconductor industry also failed to keep pace with market averages. Similarly, in the basic materials sector, more

4

speculative stocks performed markedly better than the fund’s higher quality holdings.

Despite the challenges posed by this volatile investment environment, the fund identified relatively strong performers in several market sectors. In the consumer staples sector, food processor and packager Del Monte Foods reported consistently good earnings and offered improved guidance, producing gains in the stock of more than 50%. Among industrial holdings, several construction-and-engineering stocks outpaced the broader industry. In the energy sector,ATP Oil & Gas rose dramatically on the strength of lower debt levels and the potential for a large production increase.

Maintaining a Disciplined, Diversified Approach

We have been heartened lately by the market’s resilience and by the improving performance toward the end of the reporting period of the fundamentals-based factors that the fund incorporates into its stock selection process. While episodes of increased volatility, such as those the market recently experienced, can detract from performance over the short term, we continue to believe that our disciplined, quantitative approach emphasizing fundamental corporate attributes offers excellent prospects for long-term outperformance.Therefore, we have continued to maintain a broadly diversified portfolio of more than 200 carefully selected stocks that meet out strict investment criteria.

November 16, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2010. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: LIPPER INC. -- Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares Dreyfus Small Cap Value Fund on 10/31/99 to a $10,000 investment made in the Russell 2000 Value Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.The Index is an unmanaged index of small-cap stock market performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/09

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	–8.18%	–4.94%	4.52%
without sales charge	–2.56%	–3.81%	5.15%
Class B shares
with applicable redemption charge †	–7.13%	–4.80%	4.70%
without redemption	–3.26%	–4.54%	4.70%
Class C shares
with applicable redemption charge ††	–4.31%	–4.54%	4.36%
without redemption	–3.34%	–4.54%	4.36%
Class I shares	–2.34%	–3.59%	5.41%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.

The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small CapValue Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 7.38	$ 11.42	$ 11.42	$ 6.02
Ending value (after expenses)	$1,152.30	$1,148.20	$1,146.80	$1,152.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 6.92	$ 10.71	$ 10.71	$ 5.65
Ending value (after expenses)	$1,018.35	$1,014.57	$1,014.57	$1,019.61

† Expenses are equal to the fund’s annualized expense ratio of 1.36% for Class A, 2.11% for Class B, 2.11% for Class C and 1.11% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2009

Common Stocks—106.6%	Shares	Value ($)

Banks—8.9%
BancFirst	1,875	67,706
Community Bank System	32,705 [a]	608,640
CVB Financial	42,082 [a]	337,077
Delphi Financial Group, Cl. A	34,850	756,245
Dime Community Bancshares	23,266	255,693
EZCORP, Cl. A	13,020 [b]	168,869
F.N.B	59,200 [a]	419,136
First BanCorp/Puerto Rico	29,325 [a]	55,424
First Commonwealth Financial	37,471 [a]	196,723
First Financial Bankshares	8,575 [a]	415,459
FirstMerit	40,786	772,895
Glacier Bancorp	9,161 [a]	119,917
Hancock Holding	10,090	365,964
MB Financial	5,900	105,492
Old National Bancorp	39,611	410,766
Prosperity Bancshares	11,100	397,269
Republic Bancorp, Cl. A	6,625	121,834
Sterling Bancorp	13,110	88,230
SVB Financial Group	12,865 [a,b]	530,681
TriCo Bancshares	5,525	80,776
UMB Financial	15,670	623,196
Wilshire Bancorp	22,225 [a]	156,464
		7,054,456
Consumer Discretionary—17.4%
Advance America Cash Advance Centers	29,400	145,236
Apac Teleservices	16,500 [b]	106,425
Asbury Automotive Group	31,300 [b]	304,862
Avis Budget Group	60,600 [b]	509,040
Barnes & Noble	20,250 [a]	336,352
Blyth	8,195	290,349
Buckle	9,475 [a]	284,345
Carter’s	10,250 [b]	241,900
Cato, Cl. A	25,960	511,672
CEC Entertainment	9,420 [b]	275,158
Central Garden & Pet	33,750 [b]	334,800

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Convergys	54,800 [b]	594,580
Cooper Tire & Rubber	25,600	390,656
Cracker Barrel Old Country Store	5,850	193,927
Deckers Outdoor	1,300 [a,b]	116,571
Dillard’s, Cl. A	35,000 [a]	476,700
Dollar Financial	13,900 [b]	260,903
DSW, Cl. A	27,750 [a,b]	532,800
DynCorp International, Cl. A	14,400 [b]	244,800
EnerSys	21,300 [b]	470,730
Gymboree	5,720 [b]	243,500
Hot Topic	63,525 [a,b]	489,143
Isle of Capri Casinos	52,500 [a,b]	406,875
JoS. A. Bank Clothiers	4,950 [b]	202,851
La-Z-Boy	51,100	362,810
Lithia Motors, Cl. A	17,300 [b]	144,282
M/I Homes	20,000 [b]	223,400
Modine Manufacturing	23,900	246,170
O’Charleys	9,100 [b]	63,791
Polaris Industries	2,010 [a]	84,561
Providence Service	19,000 [b]	236,740
Rent-A-Center	44,441 [b]	815,937
Scholastic	18,900	470,043
Spartan Motors	55,650	277,694
Standard Motor Products	16,900	141,284
Steven Madden	6,140 [b]	248,670
Sturm Ruger & Co.	35,700 [a]	379,134
Tempur-Pedic International	26,950 [b]	522,022
Timberland, Cl. A	23,801 [b]	385,100
True Religion Apparel	22,975 [a,b]	592,066
Volcom	18,350 [a,b]	304,794
World Wrestling Entertainment, Cl. A	19,800 [a]	262,944
		13,725,617
Consumer Staples—3.6%
American Italian Pasta, Cl. A	19,600 [b]	532,532

10

Common Stocks (continued)	Shares	Value ($)

Consumer Staples (continued)
Andersons	19,440	603,223
Bare Escentuals	13,676 [b]	172,728
Chiquita Brands International	45,196 [a,b]	731,723
Del Monte Foods	46,425	501,390
Fresh Del Monte Produce	10,350 [b]	224,698
Spartan Stores	5,350	75,756
		2,842,050
Energy—6.5%
ATP Oil & Gas	62,125 [a,b]	1,075,384
Clayton Williams Energy	9,900 [b]	259,380
Complete Production Services	10,800 [b]	102,924
Dawson Geophysical	10,000 [b]	241,500
Helix Energy Solutions Group	17,900 [b]	245,767
Holly	16,985 [a]	492,735
Hornbeck Offshore Services	3,275 [b]	79,615
McMoRan Exploration	10,975 [a,b]	84,398
Petroleum Development	31,500 [b]	526,050
Stone Energy	54,850 [a,b]	840,851
VAALCO Energy	29,700 [b]	126,522
W & T Offshore	7,700 [a]	89,705
Western Refining	48,800 [a,b]	273,768
World Fuel Services	13,525 [a]	687,746
		5,126,345
Exchange Traded Funds—1.2%
iShares Russell 2000 Value Index Fund	18,300 [a]	967,521
Financial—24.5%
Acadia Realty Trust	6,625 [c]	105,337
American Equity Investment Life Holding	36,476 [a]	239,647
Amerisafe	15,130 [b]	280,510
AmTrust Financial Services	27,375	308,790
Aspen Insurance Holdings	12,396	319,817
Assured Guaranty	9,750	161,655
BioMed Realty Trust	26,996 [c]	366,336
Calamos Asset Management, Cl. A	22,600	239,560

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Cash America International	24,850	751,961
CBL & Associates Properties	15,825 [a,c]	129,132
Cedar Shopping Centers	15,781 [a,c]	95,791
Colonial Properties Trust	37,975 [c]	399,877
Community Trust Bancorp	5,850	144,027
Corporate Office Properties Trust	14,000 [c]	464,660
Douglas Emmett	6,275	74,045
Entertainment Properties Trust	10,290 [c]	350,066
Equity Lifestyle Properties	5,850 [c]	271,732
Fifth Street Finance	17,800	174,974
First Financial Bancorp	18,000	228,240
First Niagara Financial Group	9,626	123,598
First Potomac Realty Trust	29,175 [c]	331,136
FPIC Insurance Group	3,400 [b]	115,022
GFI Group	49,200	253,380
Hercules Technology Growth Capital	21,200	198,856
Highwoods Properties	4,610 [c]	126,867
Horace Mann Educators	13,225	164,387
Hospitality Properties Trust	43,475	839,502
HRPT Properties Trust	94,600 [c]	665,038
International Bancshares	16,300 [a]	242,055
Investment Technology Group	18,425 [b]	397,427
Knight Capital Group, Cl. A	45,041 [b]	758,941
LaSalle Hotel Properties	47,825 [c]	820,677
Lexington Realty Trust	28,655 [c]	120,064
Meadowbrook Insurance Group	9,500	63,935
Medical Properties Trust	63,075 [a,c]	504,600
National Financial Partners	50,800 [b]	414,020
National Retail Properties	32,286 [c]	625,703
Omega Healthcare Investors	28,416 [c]	430,787
optionsXpress Holdings	35,170	549,707
Penson Worldwide	21,876 [a,b]	213,291
PHH	41,175 [a,b]	665,388
Piper Jaffray	15,050 [b]	698,170
Platinum Underwriters Holdings	13,910	497,561
Protective Life	30,500	587,125

12

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
PS Business Parks	3,600	176,292
Saul Centers	3,150	96,894
Senior Housing Properties Trust	40,861 [c]	787,800
SWS Group	18,420	246,460
Tower Group	18,600	457,188
TradeStation Group	41,200 [b]	318,064
Trustco Bank	25,100 [a]	149,345
Urstadt Biddle Properties, Cl. A	10,100	149,177
Wintrust Financial	25,300 [a]	713,713
World Acceptance	32,695 [a,b]	820,318
		19,428,645
Health Care—7.2%
Amedisys	11,500 [a,b]	457,585
AMERIGROUP	12,795 [a,b]	282,130
AMN Healthcare Services	27,125 [b]	225,680
Centene	24,300 [b]	433,269
Cubist Pharmaceuticals	22,375 [b]	379,032
HEALTHSOUTH	42,300 [b]	618,003
HealthSpring	36,745 [b]	526,556
Invacare	21,795 [a]	488,862
Kendle International	27,675 [b]	467,154
Kindred Healthcare	6,400 [b]	94,080
MedCath	12,935 [b]	106,196
Molina Healthcare	19,200 [a,b]	359,424
PDL BioPharma	86,000 [a]	723,260
Questcor Pharmaceuticals	26,200 [b]	118,948
Skilled Healthcare Group, Cl. A	24,700 [b]	198,588
Synovis Life Technologies	16,700 [b]	201,402
		5,680,169
Industrial—13.7%
Allegiant Travel	9,300 [b]	350,703
American Railcar Industries	11,115 [a]	111,150
American Reprographics	18,845 [b]	113,070
Ameron International	9,000	530,820
Apogee Enterprises	19,560	258,974
ATC Technology	17,555 [b]	366,899

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
AZZ	6,695 [b]	229,371
Brink’s	10,350	245,605
Ceradyne	29,620 [b]	477,474
Chart Industries	27,825 [b]	550,100
Columbus McKinnon	11,735 [b]	194,214
Comfort Systems USA	32,986	359,547
Deluxe	36,925	525,443
Dollar Thrifty Automotive Group	33,350 [a,b]	617,308
Ducommun	6,775	115,310
Dycom Industries	38,236 [b]	377,772
EMCOR Group	36,221 [b]	855,540
Encore Wire	2,716	56,357
Force Protection	70,900 [b]	311,960
FreightCar America	10,800	254,664
Gibraltar Industries	16,365	177,069
Granite Construction	4,200 [a]	119,952
Hawaiian Holdings	68,325 [b]	484,424
HEICO	4,560 [a]	173,417
Insight Enterprises	29,100 [b]	306,132
LSB Industries	21,000 [b]	260,400
Mueller Industries	16,365	387,196
Orbital Sciences	5,400 [b]	69,552
Powell Industries	4,150 [b]	152,637
Republic Airways Holdings	13,850 [b]	110,939
SkyWest	29,900	417,703
Sterling Construction	13,100 [b]	211,303
TBS International, Cl. A	69,900 [b]	575,277
Tutor Perini	29,150 [b]	514,498
		10,862,780
Information Technology—13.4%
Arris Group	63,776 [b]	654,342
Benchmark Electronics	29,821 [b]	500,993
Brightpoint	49,841 [b]	367,328
Brush Engineered Materials	12,300 [b]	226,935
Checkpoint Systems	18,175 [b]	246,635

14

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Cray	37,300 [b]	278,258
Cypress Semiconductor	40,200 [b]	338,886
EchoStar, Cl. A	21,450 [b]	389,532
i2 Technologies	15,850 [a,b]	249,479
Media General, Cl. A	20,600	170,774
Methode Electronics	27,216	197,316
MicroStrategy, Cl. A	9,280 [b]	809,866
Molex	12,075	225,440
Multi-Fineline Electronix	12,175 [b]	331,769
Novatel Wireless	46,670 [a,b]	416,296
Oplink Communications	6,475 [b]	96,024
OSI Systems	12,215 [b]	239,780
Plantronics	27,996	674,984
SeaChange International	29,500 [b]	199,715
Sigma Designs	46,695 [a,b]	560,807
Synaptics	15,900 [a,b]	357,750
Technitrol	24,000	186,960
TeleTech Holdings	28,725 [b]	513,890
TIBCO Software	49,192 [b]	430,430
United Online	74,341	594,728
VeriFone Holdings	21,800 [b]	289,940
Wright Express	21,400 [b]	597,274
Zoran	52,375 [b]	464,566
		10,610,697
Materials—4.2%
Hawkins	10,000 [a]	210,200
Innophos Holdings	27,825	538,414
Koppers Holdings	14,680	383,442
NewMarket	3,575	334,263
Omnova Solutions	85,600 [b]	548,696
Rock-Tenn, Cl. A	3,565	156,147
Schnitzer Steel Industries, Cl. A	11,150 [a]	482,126
Schulman (A.)	33,715	585,630
Smith & Wesson Holding	15,000 [a,b]	64,050
		3,302,968

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Telecommunication Services—.4%
Cincinnati Bell	100,550 [b]	309,694
Utilities—5.6%
Avista	21,425	406,218
Black Hills	17,075 [a]	416,118
El Paso Electric	10,970	205,687
New Jersey Resources	13,105	461,296
Northwest Natural Gas	5,540 [a]	231,627
Portland General Electric	27,675	514,478
South Jersey Industries	2,400	84,696
Southwest Gas	5,890	147,191
UIL Holdings	5,700 [a]	146,376
UniSource Energy	17,300	499,624
WESCO International	18,000 [b]	460,080
WGL Holdings	25,461 [a]	841,741
		4,415,132
Total Common Stocks
(cost $90,374,150)		84,326,074

Other Investment—.4%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $280,000)	280,000 [d]	280,000

16

Investment of Cash Collateral
for Securities Loaned—22.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $18,045,143)	18,045,143 [d]	18,045,143

Total Investments (cost $108,699,293)	129.8%	102,651,217
Liabilities, Less Cash and Receivables	(29.8%)	(23,562,016)
Net Assets	100.0%	79,089,201

a	All or a portion of these securities are on loan. At October 31, 2009, the total market value of the fund’s securities on loan is $16,766,875 and the total market value of the collateral held by the fund is $18,045,143.

b	Non-income producing security.

c	Investment in Real Estate Investment Trust.

d	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Financial	24.5	Energy	6.5
Money Market Investments	23.2	Utilities	5.6
Consumer Discretionary	17.4	Materials	4.2
Industrial	13.7	Consumer Staples	3.6
Information Technology	13.4	Exchange Traded Funds	1.2
Banks	8.9	Telecommunication Services	.4
Health Care	7.2		129.8

† Based on net assets.
See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $16,766,875)—Note 1(b):
Unaffiliated issuers			90,374,150	84,326,074
Affiliated issuers			18,325,143	18,325,143
Receivable for investment securities sold				358,635
Dividends and interest receivable				125,523
Receivable for shares of Capital Stock subscribed				97,730
				103,233,105
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				107,699
Cash overdraft due to Custodian				30,277
Liability for securities on loan—Note 1(b)				18,045,143
Payable for shares of Capital Stock redeemed				5,960,785
				24,143,904
Net Assets ($)				79,089,201
Composition of Net Assets ($):
Paid-in capital				233,202,166
Accumulated undistributed investment income—net				519,530
Accumulated net realized gain (loss) on investments				(148,584,419)
Accumulated net unrealized appreciation
(depreciation) on investments				(6,048,076)
Net Assets ($)				79,089,201

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	42,115,484	4,067,982	8,145,189	24,760,546
Shares Outstanding	3,614,783	380,635	760,758	2,088,226
Net Asset Value Per Share ($)	11.65	10.69	10.71	11.86

See notes to financial statements.

18

STATEMENT OF OPERATIONS
Year Ended October 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $1,054 foreign taxes withheld at source):
Unaffiliated issuers	2,572,767
Affiliated issuers	1,326
Income from securities lending—Note 1(b)	177,186
Total Income	2,751,279
Expenses:
Management fee—Note 3(a)	1,357,699
Distribution and service plan fees—Note 3(b)	277,042
Directors’ fees—Note 3(a)	5,878
Interest expense—Note 2	4,906
Loan commitment fees—Note 2	1,076
Total Expenses	1,646,601
Less—reduction in management fee
due to undertaking—Note 3(a)	(161,179)
Less—Directors’ fees reimbursed
by the Manager—Note 3(a)	(5,878)
Net Expenses	1,479,544
Investment Income—Net	1,271,735
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(65,845,850)
Net unrealized appreciation (depreciation) on investments	50,618,548
Net Realized and Unrealized Gain (Loss) on Investments	(15,227,302)
Net (Decrease) in Net Assets Resulting from Operations	(13,955,567)

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009[a]	2008

Operations ($):
Investment income—net	1,271,735	1,473,186
Net realized gain (loss) on investments	(65,845,850)	(83,265,215)
Net unrealized appreciation
(depreciation) on investments	50,618,548	(59,977,721)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(13,955,567)	(141,769,750)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(678,258)	—
Class I Shares	(853,987)	(476,309)
Class T Shares	(67,323)	—
Net realized gain on investments:
Class A Shares	—	(30,009,185)
Class B Shares	—	(2,747,963)
Class C Shares	—	(4,774,257)
Class I Shares	—	(35,458,048)
Class T Shares	—	(2,646,008)
Total Dividends	(1,599,568)	(76,111,770)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	22,057,069	46,871,194
Class B Shares	57,143	606,170
Class C Shares	576,407	2,475,509
Class I Shares	11,382,546	58,003,444
Class T Shares	738,218	4,577,191

20

	Year Ended October 31,

	2009[a]	2008

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A Shares	546,000	22,960,613
Class B Shares	—	2,008,397
Class C Shares	—	2,484,535
Class I Shares	762,630	27,013,595
Class T Shares	51,431	2,050,095
Cost of shares redeemed:
Class A Shares	(52,783,012)	(126,138,385)
Class B Shares	(2,080,954)	(7,061,179)
Class C Shares	(3,502,655)	(13,458,442)
Class I Shares	(48,785,006)	(181,661,730)
Class T Shares	(7,802,562)	(8,536,992)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(78,782,745)	(167,805,985)
Total Increase (Decrease) in Net Assets	(94,337,880)	(385,687,505)
Net Assets ($):
Beginning of Period	173,427,081	559,114,586
End of Period	79,089,201	173,427,081
Undistributed investment income—net	519,530	1,352,492

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,

	2009[a]	2008

Capital Share Transactions:
Class Ab,c
Shares sold	2,210,887	2,855,944
Shares issued for dividends reinvested	51,901	1,347,903
Shares redeemed	(5,086,317)	(7,775,272)
Net Increase (Decrease) in Shares Outstanding	(2,823,529)	(3,571,425)
Class Bb
Shares sold	5,937	38,759
Shares issued for dividends reinvested	—	128,148
Shares redeemed	(221,698)	(475,546)
Net Increase (Decrease) in Shares Outstanding	(215,761)	(308,639)
Class C
Shares sold	58,888	159,781
Shares issued for dividends reinvested	—	158,322
Shares redeemed	(376,695)	(875,138)
Net Increase (Decrease) in Shares Outstanding	(317,807)	(557,035)
Class I
Shares sold	1,114,374	3,493,640
Shares issued for dividends reinvested	71,407	1,555,548
Shares redeemed	(4,631,678)	(11,101,439)
Net Increase (Decrease) in Shares Outstanding	(3,445,897)	(6,052,251)
Class Tc
Shares sold	73,618	289,744
Shares issued for dividends reinvested	5,008	123,188
Shares redeemed	(830,091)	(538,715)
Net Increase (Decrease) in Shares Outstanding	(751,465)	(125,783)

a	Effective as of the close of business on Febraury 4, 2009, the fund no longer offers Class T shares.

b	During the period ended October 31, 2009, 42,287 Class B shares representing $399,611 were automatically converted to 38,886 Class A shares and during the period ended October 31, 2008, 160,701 Class B shares representing $2,408,699 were automatically converted to 147,611 Class A shares.

c	On the close of business on February 4, 2009, 478,907 Class T shares representing $4,444,262 were automatically converted to 467,817 Class A shares.

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.09	22.34	23.55	21.49	20.19
Investment Operations:
Investment income (loss)—net[a]	.12	.06	.06	.06	(.02)
Net realized and unrealized
gain (loss) on investments	(.44)	(7.11)	.72	2.70	2.46
Total from Investment Operations	(.32)	(7.05)	.78	2.76	2.44
Distributions:
Dividends from investment income—net	(.12)	—	(.02)	—	—
Dividends from net realized
gain on investments	—	(3.20)	(1.97)	(.70)	(1.14)
Total Distributions	(.12)	(3.20)	(1.99)	(.70)	(1.14)
Net asset value, end of period	11.65	12.09	22.34	23.55	21.49
Total Return (%)[b]	(2.56)	(35.70)	3.42	13.18	12.29
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51	1.51	1.50	1.50	1.50
Ratio of net expenses
to average net assets	1.36	1.36	1.42	1.50	1.50
Ratio of net investment income
(loss) to average net assets	1.14	.34	.27	.27	(.08)
Portfolio Turnover Rate	97.34	78.10	66.35	89.62	100.57
Net Assets, end of period ($ x 1,000)	42,115	77,814	223,590	398,035	387,991

a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.05	20.86	22.25	20.50	19.44
Investment Operations:
Investment income (loss)—net[a]	.04	(.06)	(.10)	(.10)	(.18)
Net realized and unrealized
gain (loss) on investments	(.40)	(6.55)	.68	2.55	2.38
Total from Investment Operations	(.36)	(6.61)	.58	2.45	2.20
Distributions:
Dividends from net realized
gain on investments	—	(3.20)	(1.97)	(.70)	(1.14)
Net asset value, end of period	10.69	11.05	20.86	22.25	20.50
Total Return (%)[b]	(3.26)	(36.20)	2.65	12.28	11.44
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.26	2.26	2.25	2.25	2.25
Ratio of net expenses
to average net assets	2.11	2.11	2.17	2.25	2.25
Ratio of net investment income
(loss) to average net assets	.38	(.42)	(.46)	(.48)	(.86)
Portfolio Turnover Rate	97.34	78.10	66.35	89.62	100.57
Net Assets, end of period ($ x 1,000)	4,068	6,589	18,876	25,767	31,755

a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

See notes to financial statements.

24

		Year Ended October 31,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.07	20.89	22.28	20.52	19.46
Investment Operations:
Investment income (loss)—net[a]	.03	(.06)	(.10)	(.10)	(.17)
Net realized and unrealized
gain (loss) on investments	(.39)	(6.56)	.68	2.56	2.37
Total from Investment Operations	(.36)	(6.62)	.58	2.46	2.20
Distributions:
Dividends from net realized
gain on investments	—	(3.20)	(1.97)	(.70)	(1.14)
Net asset value, end of period	10.71	11.07	20.89	22.28	20.52
Total Return (%)[b]	(3.34)	(36.19)	2.65	12.32	11.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.26	2.26	2.25	2.25	2.25
Ratio of net expenses
to average net assets	2.11	2.11	2.17	2.25	2.25
Ratio of net investment income
(loss) to average net assets	.37	(.43)	(.48)	(.48)	(.84)
Portfolio Turnover Rate	97.34	78.10	66.35	89.62	100.57
Net Assets, end of period ($ x 1,000)	8,145	11,935	34,161	53,520	65,973

a	Based on average shares outstanding at each month end.

b	Exclusive of sales charge.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class I Shares	2009	2008	2007[a]	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.33	22.72	23.92	21.77	20.39
Investment Operations:
Investment income—net[b]	.15	.11	.13	.12	.04
Net realized and unrealized
gain (loss) on investments	(.45)	(7.26)	.72	2.73	2.48
Total from Investment Operations	(.30)	(7.15)	.85	2.85	2.52
Distributions:
Dividends from investment income—net	(.17)	(.04)	(.08)	—	—
Dividends from net realized
gain on investments	—	(3.20)	(1.97)	(.70)	(1.14)
Total Distributions	(.17)	(3.24)	(2.05)	(.70)	(1.14)
Net asset value, end of period	11.86	12.33	22.72	23.92	21.77
Total Return (%)	(2.34)	(35.57)	3.68	13.43	12.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.26	1.26	1.25	1.25	1.25
Ratio of net expenses
to average net assets	1.11	1.11	1.16	1.25	1.25
Ratio of net investment income
to average net assets	1.48	.62	.57	.53	.20
Portfolio Turnover Rate	97.34	78.10	66.35	89.62	100.57
Net Assets, end of period ($ x 1,000)	24,761	68,233	263,262	255,151	187,464

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.

b	Based on average shares outstanding at each month end.

See notes to financial statements.

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Value Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value shares of capital stock.The fund currently offers four classes of shares: Class A (300 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front end sales charge, while Class B and Class C are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial services providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates) acting on behalf of customers having a qualified or investment account or relationship at such institution, and bear no distribution or service fee. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Effective December 3, 2008, investments for new accounts were no longer permitted in ClassT of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked

28

prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	83,303,129	—	—	83,303,129
Equity Securities—
Foreign†	55,424	—	—	55,424
Mutual Funds/
Exchange
Traded Funds	19,292,664	—	—	19,292,664

† See Statement of Investments for industry classification.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It

30

is the funds policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2009, The Bank of New York Mellon earned $75,937 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $426,538, accumulated capital losses $148,355,674 and unrealized depreciation $6,183,829.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $82,139,438 of the carryover expires in fiscal 2016 and $66,216,236 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were as follows: ordinary income $1,599,568 and $37,494,465 and long-term capital gains $0 and $38,617,305, respectively.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $505,129 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions.

32

Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A. was increased to $215 million and the fund continues participation in the $300 million unsecured credit facility provided by The Bank of NewYork Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2009 was approximately $316,400 with a related weighted average annualized interest rate of 1.55%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board-Group Open-End Funds”) attended, $2,000 for separate in-

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board-Group Open-End Funds will pay each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board-Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board-Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board-Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board-Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has agreed to waive receipt of a portion of the fund’s management fee, in the amount of .15% of the value of the fund’s

34

average daily net assets until March 1, 2010.The reduction in management fee, pursuant to the undertaking, amounted to $161,179 during the period ended October 31, 2009.

During the period ended October 31, 2009, the Distributor retained $1,349 from commissions earned on sales of fund’s Class A shares and $31,986 and $2,119 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay and Class T shares paid the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may have paid one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determined the amounts, if any, to be paid to agents and the basis on which such payments were made. Class B and Class C shares are and Class T shares were also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay and Class T shares paid the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2009, Class A, Class B, Class C and Class T shares were charged $137,021, $33,936, $63,908 and $4,781, respectively, pursuant to their respective Plans. Class B, Class C and Class T shares were charged $11,312, $21,303 and $4,781, respectively, pursuant to the Service Plan.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $97,060, Rule 12b-1 distribution plan fees $19,451 and service plan fees $2,820, which are offset against an expense reimbursement currently in effect in the amount of $11,632.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2009, amounted to $108,590,507 and $183,533,097, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended October 31,2009. These disclosures did not impact the notes to the financial statements.

At October 31, 2009, the cost of investments for federal income tax purposes was $108,835,046; accordingly, accumulated net unrealized depreciation on investments was $6,183,829, consisting of $7,552,522 gross unrealized appreciation and $13,736,351 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

36

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Small Cap Value Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Cap Value Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2009

The Fund 37

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2009 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $675,670 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

38

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 22-23, 2009, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load, small-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional small-cap core funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for each of the reported periods ended June 30, 2009.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members recognized that the fund’s relative performance has not improved since the February 9 and 10, 2009 Board meeting, and performance continued to be a concern. The Board requested that the Manager take steps to improve the fund’s performance or take other action. Representatives of the Manager informed the Board members of possible courses of action that were being preliminarily considered by the Manager in connection with the management and performance of the fund. Representatives of Mellon Capital Management Corporation (“Mellon Capital”), an affiliate of the Manager and the primary employer of the fund’s portfolio managers, met with the Board and discussed organizational changes at Mellon Capital in 2008 and 2009 that they believe will help to improve the Fund’s performance, noting, in particular, an effort to strengthen its proprietary small cap research. Pursuant to a request from the Board, a representative of the Manager agreed to advise the Board of additional steps being taken at the next Board meeting.

40

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. A representative of the Manager reminded the Board members that the fund’s total expense ratio, as of October 31, 2008, reflected a waiver by the Manager of a portion of its management fee in the amount of 0.12% of the value of the fund’s average daily net assets which was put in place as of February 1, 2007 and continued until April 4, 2008 (representing 9.6% of the fund’s contractual management fee) and a waiver by the Manager of a portion of its management fee in the amount of 0.15% of the value of the fund’s average daily net assets from April 4, 2008, which was scheduled to continue until March 1, 2010 (representing 12% of the fund’s contractual management fee) . The Board members noted the fund’s “unitary fee” structure and that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee was above the Expense Group and Expense Universe medians.The Board members also noted that the fund’s expense ratio was above the Expense Group median, with and without the waiver, below the Expense Universe median with the waiver and above the Expense Universe without the waiver.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees

The Fund 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board also was reminded that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be

42

reasonable given the services rendered and generally superior service levels provided by the Manager.The Board also noted the Manager’s waiver of receipt of a portion of the management fee and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was concerned with the fund’s performance and requested that the Manager provide the Board with an update at the next Board meeting on the fund’s performance and the steps the Manager will be taking in connection with the fund’s management and performance.
  The Board concluded, taking into account the extension of the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

The Fund 43

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 196 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 192 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

The Fund 47

NOTES

Save time. Save paper. View your next shareholder report online as soon as it s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund s Expenses

8	Comparing Your Fund s Expenses With Those of Other Funds

9	Statement of Investments

24	Statement of Financial Futures

24	Statement of Options Written

25	Statement of Assets and Liabilities

26	Statement of Operations

27	Statement of Changes in Net Assets

29	Financial Highlights

32	Notes to Financial Statements

51	Report of Independent Registered Public Accounting Firm

52	Important Tax Information

53	Board Members Information

55	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Strategic Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Income Fund, covering the 12-month period from November 1, 2008, through October 31, 2009.

Reports of positive U.S. economic growth over the third quarter of 2009 may have signaled the end of the deep recession that technically began in December 2007. Signs that the economy finally has turned a corner include inventory rebuilding among manufacturers, improvements in home sales and prices, and an increase in consumer spending. These indicators, along with improved investor sentiment, have helped higher-yielding bonds rally during the reporting period, while a weak U.S. dollar has supported currency transactions in other global markets. Short-term securities and higher quality, corporate bond investments have participated in the rally as investors exchanged out of low-yielding cash investments, but they have so far lagged non-investment-grade counterparts. U.S.Treasury securities, still considered to rank among the safest investments in the world, continue to underperform relative to other fixed-income categories.

As the financial markets currently appear poised to enter into a new phase, the best strategy for your portfolio depends not only on your view of the economy s direction, but on your current financial needs, future goals and attitudes toward risk.Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risks that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Kent Wosepka, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus Strategic Income Fund s Class A, Class C and Class I shares produced total returns of 30.10%, 29.19% and 30.50%, respectively.1 In comparison, the fund s benchmark, the Barclays Capital U.S.Aggregate Bond Index (the Index ), produced a total return of 13.79% for the same period.2

The U.S. bond market continued to encounter extreme volatility over the first few months of the reporting period due to a global financial crisis and recession, but a sustained rally beginning in the spring of 2009 more than erased early losses. The fund produced significantly higher returns than its benchmark Index, primarily due to strong results from the portfolio s exposure to higher-yielding segments of the bond market.

The Fund s Investment Approach

The fund seeks high current income as its primary goal and capital appreciation as a secondary goal. To pursue these goals, we typically allocate the fund s assets across four sectors of the fixed-income market: U.S. high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top-down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries and positioning along the yield curve. Using fundamental analysis, we seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and extensive research into the credit history and current financial strength of the securities issuers.

Sustained Market Rally Erased Earlier Losses

The reporting period began in the midst of a global banking crisis and deep recession that produced steep declines among higher-yielding

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

bonds,including mortgage-backed,asset-backed and corporate securities. In contrast, U.S.Treasury securities rallied amid a flight to quality.

The Federal Reserve Board (the Fed ) and U.S. government responded aggressively to the downturn. Government officials rescued a number of struggling corporations, and Congress followed up with the $787 billion American Recovery and Reinvestment Act of 2009.The Fed injected massive amounts of liquidity into the banking system and purchased mortgage- and asset-backed debt through programs such as the Term Asset-Backed Securities Loan Facility (TALF).In addition,the Fed completed a series of interest-rate reductions by cutting its target for the overnight federal funds rate to an all-time low range of between 0% and 0.25% by the end of 2008.

As it became clearer in March 2009 that these measures had helped to avert a collapse of the U.S. banking system, investor sentiment began to improve. Investors capitalized on attractive valuations among higher-yielding bonds, sparking sustained rallies that were particularly impressive for high-yield bonds, investment-grade corporate bonds, emerging market securities and certain commercial mortgage-backed securities. Residential mortgage-backed securities also rebounded, in part due to massive purchases by the Fed. Conversely, U.S. Treasury securities gave back some of their earlier gains.

Sector Allocation Strategy Produced Strong Results

The fund began the reporting period with underweight exposure to U.S.Treasury securities and overweight positions in investment-grade corporate bonds, high yield bonds and commercial mortgage-backed securities. These higher-yielding positions bore the brunt of selling pressure in 2008 as investors deleveraged their portfolios, but they led the 2009 rebound. The fund s holdings in the investment-grade corporate sector were broadly diversified across industry groups, while its high yield positions focused on issuers that we believed had sound underlying assets, including a number of opportunities in the health care and media industry groups. The fund s holdings of commercial mortgages focused on seasoned, AAA-rated securities.

In order to focus on adding value through our sector allocation and security selection strategies, we generally maintained the fund s aver-

4

age duration and yield-curve positioning in ranges that were neutral versus the Index.

Although we encountered few disappointments over the reporting period, greater exposure to sovereign bonds from the world s emerging markets and a more aggressive posture with regard to high yield bonds might have further bolstered the fund s relative performance.

Maintaining a Disciplined Approach to Security Selection

As of the reporting period s end, we have maintained the fund s sector allocation strategy, as we believe that higher-yielding bonds have room for further gains. However, we are aware that the bulk of the bond market rally probably is behind us, and we expect the Fed to pare back its remedial programs as the credit markets and U.S. economy continue to recover.Therefore, we believe that security selection will become a more critical determinant of fund performance over the foreseeable future, an environment to which our approach may be particularly well suited.

November 16, 2009

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
March 1, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund s returns would have been lower.
2	SOURCE: LIPPER INC. Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Capital U. S. Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U. S. government and U. S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of
1-10 years.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Strategic Income Fund Class A shares, Class C shares and Class I shares and the Barclays Capital U.S. Aggregate Index

Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Strategic
Income Fund on 7/11/06 (inception date) to a $10,000 investment made in the Barclays Capital U.S.Aggregate
Index (the Index ) on that date. For comparative purposes, the value of the Index on 6/30/06 is used as the beginning value on 7/11/06.All dividends and capital gain distributions are reinvested.
The fund invests primarily in fixed-income securities.The fund s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/09

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (4.5%)	7/11/06	24.29%	4.90%
without sales charge	7/11/06	30.10%	6.37%
Class C shares
with applicable redemption charge	7/11/06	28.19%	5.57%
without redemption	7/11/06	29.19%	5.57%
Class I shares	7/11/06	30.50%	6.62%

The Fund 7

UNDERSTANDING YOUR FUND S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund s prospectus or talk to your financial adviser.

Review your fund s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Strategic Income Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000	$ 6.20	$ 10.39	$ 4.76
Ending value (after expenses)	$1,196.60	$1,191.90	$1,197.00

COMPARING YOUR FUND S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2009

	Class A	Class C	Class I

Expenses paid per $1,000	$ 5.70	$ 9.55	$ 4.38
Ending value (after expenses)	$1,019.56	$1,015.73	$1,020.87

8

STATEMENT OF INVESTMENTS October 31, 2009

	Coupon	Maturity	Principal
Bonds and Notes 92.4%	Rate (%)	Date	Amount ($)		Value ($)

Advertising .3%
Lamar Media,
Gtd. Notes	6.63	8/15/15	34,000		32,640
Lamar Media,
Gtd. Notes, Ser. B	6.63	8/15/15	60,000		57,000
					89,640
Aerospace & Defense .4%
L-3 Communications,
Gtd. Notes, Ser. B	6.38	10/15/15	115,000		114,138
Agricultural 1.2%
Altria Group,
Gtd. Notes	9.70	11/10/18	185,000		228,126
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	115,000		123,904
					352,030
Asset-Backed Certificates/
Auto Receivables 5.6%
Americredit Automobile Receivables
Trust, Ser. 2007-AX, Cl. A3	5.19	11/6/11	348		348
Americredit Prime Automobile
Receivables, Ser. 2007-2M, Cl. A3	5.22	6/8/12	57,901		58,922
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. E	6.96	3/8/16	296,493	[a]	229,806
Ford Credit Auto Owner Trust,
Ser. 2007-B, Cl. B	5.69	11/15/12	150,000		159,758
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. D	6.89	5/15/13	625,000	[a]	654,176
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. D	7.05	12/15/13	250,000	[a]	255,308
Ford Credit Auto Owner Trust,
Ser. 2006-B, Cl. D	7.12	2/15/13	250,000	[a]	262,411
Household Automotive Trust,
Ser. 2005-3, Cl. A4	4.94	11/19/12	74,698		76,764
Triad Auto Receivables Owner
Trust, Ser. 2006-C, Cl. A3	5.26	11/14/11	10,611		10,670
					1,708,163
The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

Asset-Backed Certificates/
Credit Cards .6%
American Express Credit Account
Master Trust, Ser. 2007-1, Cl. C		0.52	9/15/14	100,000	[a,b]	94,485
Washington Mutual Master Note
Trust, Ser. 2007-B1, Cl. B1		4.95	3/17/14	80,000	[a]	80,934
						175,419
Asset-Backed Certificates/
Home Equity Loans .7%
Accredited Mortgage Loan Trust,
Ser. 2006-1, Cl. A3		0.42	4/25/36	91,164	[b]	60,183
First Franklin Mortgage Loan Asset
Backed Certificates,
Ser. 2005-FF2, Cl. M1		0.64	3/25/35	60,000	[b]	56,847
Home Equity Asset Trust,
Ser. 2005-2, Cl. M1		0.69	7/25/35	38,095	[b]	36,742
Option One Mortgage Loan Trust,
Ser. 2004-2, Cl. M2		1.29	5/25/34	25,388	[b]	19,492
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2		0.50	11/25/35	38,324	[b]	34,787
						208,051
Automotive, Trucks & Parts .2%
Goodyear Tire & Rubber,
Gtd. Notes		8.63	12/1/11	55,000		56,994
Banks 8.3%
BAC Capital Trust XIV,
Bank Gtd. Notes		5.63	12/31/49	170,000	[b]	119,425
Barclays Bank,
Sr. Unscd. Notes		6.75	5/22/19	100,000		112,648
Citigroup,
Sr. Unscd. Notes		5.50	4/11/13	275,000		286,813
Eurasian Development Bank,
Sr. Unscd. Notes		7.38	9/29/14	100,000	[a]	104,000
Goldman Sachs Group,
Sub. Notes		6.75	10/1/37	50,000		52,833
JPMorgan Chase & Co.,
Sr. Unscd. Notes		6.00	1/15/18	115,000		123,326
Landwirtschaftliche
Rentenbank,
Gov t Gtd. Notes	TRY	17.50	3/30/10	975,000	[c]	672,492

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Banks (continued)
Metropolitan Life Global Funding I,
Sr. Scd. Notes	5.13	4/10/13	125,000	[a]	132,469
Morgan Stanley,
Sr. Unscd. Notes	6.60	4/1/12	140,000		152,579
PNC Funding,
Bank Gtd. Notes	6.70	6/10/19	55,000		61,517
Sovereign Bancorp,
Sr. Unscd. Notes	0.52	3/23/10	160,000	[b]	159,819
USB Capital IX,
Gtd. Notes	6.19	10/29/49	180,000	[b]	139,950
Wachovia,
Sr. Unscd. Notes	5.75	2/1/18	175,000		183,186
Wells Fargo Capital XIII,
Gtd. Bonds	7.70	12/29/49	215,000	[b]	201,025
					2,502,082
Building & Construction .5%
Masco,
Sr. Unscd. Notes	0.60	3/12/10	145,000	[b]	143,334
Chemicals .2%
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	55,000		62,894
Commercial & Professional
Services 1.1%
Aramark,
Gtd. Notes	8.50	2/1/15	56,000		56,840
Ceridian,
Sr. Unscd. Notes	11.25	11/15/15	20,000	[b]	19,350
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	165,000	[a]	169,290
ERAC USA Finance,
Gtd. Notes	7.00	10/15/37	30,000	[a]	29,056
Iron Mountain,
Sr. Sub. Notes	8.38	8/15/21	65,000		67,600
					342,136
Commercial Mortgage
Pass-Through Certificates 9.2%
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	0.60	4/25/34	32,014	[a,b]	22,669

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Certificates (continued)
Bayview Commercial Asset Trust,
Ser. 2006-3A, Cl. B3	2.84	10/25/36	348,095	[a,b]	96,994
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T26,
Cl. A4	5.47	1/12/45	95,000	[b]	91,969
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T28,
Cl. A4	5.74	9/11/42	25,000	[b]	25,218
Citigroup Commercial Mortgage
Trust, Ser. 2006-C5, Cl. A1	5.27	10/15/49	94,098		96,738
Citigroup Commercial Mortgage
Trust, Ser. 2007-C6, Cl. A4	5.70	12/10/49	175,000	[b]	160,139
Crown Castle Towers,
Ser. 2006-1A, Cl. AFX	5.24	11/15/36	125,000	[a]	126,563
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	100,000	[a]	100,500
Crown Castle Towers,
Ser. 2006-1A, Cl. E	6.07	11/15/36	125,000	[a]	127,500
CS First Boston Mortgage
Securities, Ser. 2004-C3,
Cl. A3	4.30	7/15/36	25,775		25,766
CS First Boston Mortgage
Securities, Ser. 2005-C5,
Cl. A4	5.10	8/15/38	125,000	[b]	122,213
CS First Boston Mortgage
Securities, Ser. 2001-CF2,
Cl. A4	6.51	2/15/34	93,265		96,085
First Union National Bank
Commercial Mortgage,
Ser. 2001-C2, Cl. A2	6.66	1/12/43	47,425		49,330
General Electric Capital
Commercial Mortgage
Corporation, Ser. 2005-C2,
Cl. A2	4.71	5/10/43	36,690		37,054
GMAC Commercial Mortgage
Securities, Ser. 2003-C3,
Cl. A3	4.65	4/10/40	55,000		56,289
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP,
Cl. K	1.29	3/6/20	100,000	[a,b]	80,089

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Commercial Mortgage
Pass-Through Certificates (continued)
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP,
Cl. L	1.54	3/6/20	335,000	[a,b]	259,725
JPMorgan Chase Commercial Mortgage
Securities, Ser. 2003-CB7,
Cl. A3	4.45	1/12/38	90,000		90,800
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C1, Cl. A2	3.62	1/15/29	60,353		60,649
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A2	3.99	10/15/29	92,386		92,362
Merrill Lynch Mortgage Trust,
Ser. 2005-LC1, Cl. A2	5.20	1/12/44	78,016	[b]	79,753
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2006-2, Cl. A4	5.91	6/12/46	25,000	[b]	24,535
Morgan Stanley Capital I,
Ser. 2007-HQ11, Cl. A4	5.45	2/12/44	220,000	[b]	197,392
Morgan Stanley Capital I,
Ser. 2007-T27, Cl. A4	5.65	6/11/42	210,000	[b]	207,690
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	130,000	[a]	129,350
SBA CMBS Trust,
Ser. 2006-1A, Cl. E	6.17	11/15/36	125,000	[a]	124,062
Wachovia Bank Commercial Mortgage
Trust, Ser. 2007-C34, Cl. A3	5.68	5/15/46	210,000		196,942
					2,778,376
Diversified Financial Services 9.2%
ACE INA Holdings,
Gtd. Notes	5.80	3/15/18	150,000		162,725
American Express Credit,
Sr. Unscd. Notes	5.13	8/25/14	120,000		126,555
American Express Credit,
Sr. Unscd. Notes, Ser. C	7.30	8/20/13	140,000		157,362
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	82,000	[b]	70,315
Caterpillar Financial Services,
Sr. Unscd. Notes	7.15	2/15/19	80,000		94,102
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	30,000		30,591

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Diversified Financial
Services (continued)
Credit Suisse Guernsey,
Jr. Sub. Notes	5.86	12/31/49	30,000	[b]	24,900
Discover Financial Services,
Sr. Unscd. Notes	10.25	7/15/19	90,000		105,728
Fresenius US Finance II,
Gtd. Notes	9.00	7/15/15	85,000	[a]	93,925
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	255,000		262,887
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	170,000	[a]	157,675
Hutchison Whampoa International,
Gtd. Notes	5.75	9/11/19	110,000	[a]	111,710
Jackson National Life Global
Funding, Sr. Scd. Notes	5.38	5/8/13	55,000	[a]	55,991
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	290,000		275,500
Merrill Lynch & Co.,
Sr. Unscd. Notes, Ser. C	4.25	2/8/10	69,000		69,652
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.05	8/15/12	210,000		225,174
MetLife,
Sr. Unscd. Notes	7.72	2/15/19	50,000		59,308
Pearson Dollar Finance Two,
Gtd. Notes	6.25	5/6/18	135,000	[a]	142,583
Prudential Financial,
Sr. Unscd. Notes	4.75	9/17/15	110,000		110,532
Prudential Financial,
Sr. Unscd. Notes	5.70	12/14/36	150,000		135,401
Prudential Financial,
Sr. Unscd. Notes	6.63	12/1/37	10,000		10,140
Reynolds Group Escrow,
Sr. Scd. Notes	7.75	10/15/16	260,000	[a]	234,650
Willis North America,
Gtd. Notes	6.20	3/28/17	20,000		19,594
Willis North America,
Gtd. Notes	7.00	9/29/19	60,000		61,004
					2,798,004

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Electric Utilities 4.8%
AES,
Sr. Unscd. Notes	7.75	10/15/15	500,000		505,625
Consumers Energy,
First Mortgage Bonds	6.70	9/15/19	50,000		57,532
Energy Future Holdings,
Gtd. Notes	10.88	11/1/17	305,000	[b]	213,500
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	5,000		5,407
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	35,000		38,270
Nevada Power,
Mortgage Notes	6.50	8/1/18	40,000		43,856
NiSource Finance,
Gtd. Notes	6.40	3/15/18	85,000		87,767
NRG Energy,
Gtd. Notes	7.38	1/15/17	60,000		59,550
NV Energy,
Sr. Unscd. Notes	8.63	3/15/14	419,000		430,908
					1,442,415
Environmental Control 1.3%
Allied Waste North America,
Gtd. Notes, Ser. B	7.13	5/15/16	20,000		21,278
Allied Waste North America,
Gtd. Unscd. Notes	7.25	3/15/15	25,000		26,310
Republic Services,
Gtd. Unscd. Notes	5.50	9/15/19	115,000	[a]	118,821
Veolia Environnement,
Sr. Unscd. Notes	5.25	6/3/13	85,000		90,551
Waste Management,
Gtd. Notes	7.75	5/15/32	100,000		121,819
					378,779
Food & Beverages 2.4%
Anheuser-Busch InBev Worldwide,
Gtd. Notes	8.20	1/15/39	160,000	[a]	202,520
Delhaize Group,
Gtd. Notes	6.50	6/15/17	85,000		93,197
Diageo Capital,
Gtd. Notes	7.38	1/15/14	75,000		87,441

The Fund 15

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)

Food & Beverages (continued)
Kraft Foods,
Sr. Unscd. Notes		6.13	2/1/18	45,000		47,773
Kraft Foods,
Sr. Unscd. Notes		6.88	2/1/38	120,000		130,127
Kroger,
Gtd. Notes		6.15	1/15/20	50,000		54,860
Stater Brothers Holdings,
Gtd. Notes		8.13	6/15/12	115,000		116,150
						732,068
Foreign/Governmental 10.1%
Federal Republic of Brazil,
Sr. Unscd. Notes		7.88	3/7/15	95,000		111,007
Hungary Government,
Bonds, Ser. 19/A	HUF	6.50	6/24/19	80,830,000	[c]	405,514
Mexican Bonos,
Bonds, Ser. MI10	MXN	9.50	12/18/14	5,725,000	[c]	471,745
Province of Quebec Canada,
Unscd. Notes		4.60	5/26/15	25,000		26,804
Republic of Indonesia,
Sr. Unscd. Notes		11.63	3/4/19	200,000	[a]	277,000
Republic of Lithuania,
Bonds		6.75	1/15/15	100,000	[a]	101,099
Republic of Peru,
Sr. Unscd. Notes		7.13	3/30/19	475,000		541,500
Republic of South Africa,
Sr. Unscd. Notes		5.88	5/30/22	500,000		531,250
Russian Federation,
Sr. Unscd. Bonds		7.50	3/31/30	470,000	[b]	527,622
United Mexican States,
Sr. Unscd. Notes		5.63	1/15/17	52,000		54,210
						3,047,751
Health Care 2.8%
Bausch & Lomb,
Sr. Unscd. Notes		9.88	11/1/15	165,000		171,600
Community Health Systems,
Gtd. Notes		8.88	7/15/15	55,000		56,788
Davita,
Gtd. Notes		6.63	3/15/13	115,000		113,850
HCA,
Sr. Unscd. Notes		6.75	7/15/13	150,000		146,625

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Health Care (continued)
HCA,
Sr. Unscd. Notes	7.88	2/1/11	29,000		29,725
HCA,
Sr. Unscd. Notes	8.75	9/1/10	170,000		173,825
LVB Acquisition,
Gtd. Notes	11.63	10/15/17	55,000		60,569
UnitedHealth Group,
Sr. Unscd. Notes	5.50	11/15/12	30,000		31,882
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	55,000		58,147
					843,011
Lodging & Entertainment .3%
MGM Mirage,
Sr. Scd. Notes	11.13	11/15/17	25,000	[a]	27,625
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	65,000	[a]	63,862
					91,487
Machinery .0%
Terex,
Gtd. Notes	7.38	1/15/14	15,000		14,813
Manufacturing .9%
Bombardier,
Sr. Unscd. Notes	6.30	5/1/14	200,000	[a]	197,000
Bombardier,
Sr. Unscd. Notes	8.00	11/15/14	75,000	[a]	77,250
					274,250
Media 7.3%
British Sky Broadcasting,
Gtd. Notes	6.10	2/15/18	125,000	[a]	133,807
Cablevision Systems,
Sr. Unscd. Notes, Ser. B	8.00	4/15/12	485,000	[b]	511,675
CSC Holdings,
Sr. Unscd. Notes	8.50	4/15/14	15,000	[a]	15,919
CSC Holdings,
Sr. Unscd. Notes	8.63	2/15/19	60,000	[a]	64,350
DirecTV Holdings/Financing,
Gtd. Notes	5.88	10/1/19	25,000	[a]	25,752
DirecTV Holdings/Financing,
Gtd. Notes	7.63	5/15/16	60,000		65,184

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media (continued)
Discovery Communications,
Gtd. Notes	5.63	8/15/19	20,000	20,605
Echostar DBS,
Gtd. Notes	7.13	2/1/16	250,000	251,250
Echostar DBS,
Gtd. Notes	7.75	5/31/15	250,000	256,875
News America,
Gtd. Notes	6.15	3/1/37	345,000	336,430
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	250,000	261,607
Time Warner Cable,
Gtd. Notes	5.85	5/1/17	105,000	110,540
Time Warner Cable,
Gtd. Notes	6.75	7/1/18	70,000	77,188
Time Warner,
Gtd. Notes	0.68	11/13/09	85,000 [b]	85,009
				2,216,191
Mining 1.5%
BHP Billiton Finance USA,
Gtd. Notes	6.50	4/1/19	60,000	69,040
Freeport-McMoRan Cooper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	55,000	59,207
Rio Tinto Finance USA,
Gtd. Notes	5.88	7/15/13	60,000	64,717
Teck Resources,
Sr. Scd. Notes	10.25	5/15/16	145,000	167,837
Teck Resources,
Sr. Scd. Notes	10.75	5/15/19	90,000	105,300
				466,101
Office & Business Equipment .3%
Xerox,
Sr. Unscd. Notes	5.50	5/15/12	25,000	26,365
Xerox,
Sr. Unscd. Notes	5.65	5/15/13	30,000	31,550
Xerox,
Sr. Unscd. Notes	8.25	5/15/14	40,000	46,131
				104,046

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas 3.9%
Anadarko Petroleum,
Sr. Unscd. Notes	8.70	3/15/19	50,000	61,314
Chesapeake Energy,
Gtd. Notes	7.50	9/15/13	500,000	510,000
Husky Energy,
Sr. Unscd. Notes	7.25	12/15/19	85,000	98,441
Newfield Exploration,
Sr. Sub. Notes	7.13	5/15/18	15,000	15,131
Petro-Canada,
Sr. Unscd. Notes	6.80	5/15/38	120,000	131,443
Petrohawk Energy,
Gtd. Notes	7.88	6/1/15	10,000	10,150
Petrohawk Energy,
Gtd. Notes	10.50	8/1/14	10,000	10,950
PetroHawk Energy,
Gtd. Notes	9.13	7/15/13	10,000	10,400
Petroleos De Venezuela,
Gtd. Notes	5.25	4/12/17	225,000	132,412
Range Resouces,
Gtd. Notes	8.00	5/15/19	85,000	88,612
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	50,000	54,987
Valero Energy,
Gtd. Notes	9.38	3/15/19	55,000	65,199
				1,189,039
Packaging & Containers 2.0%
Crown Americas,
Gtd. Notes	7.63	11/15/13	115,000	118,450
Crown Americas,
Gtd. Notes	7.75	11/15/15	269,000	275,725
Owens-Brockway Glass Container,
Gtd. Notes	6.75	12/1/14	200,000	200,500
				594,675
Paper & Paper Related .8%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	20,000 [a]	20,300

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Paper & Paper Related (continued)
Georgia-Pacific,
Sr. Unscd. Notes	8.13	5/15/11	135,000		141,075
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	45,000	[a]	47,925
NewPage,
Gtd. Notes	12.00	5/1/13	55,000		27,225
					236,525
Pipelines 2.0%
El Paso,
Sr. Unscd. Notes	7.00	6/15/17	250,000		251,340
El Paso,
Sr. Unscd. Notes	8.25	2/15/16	235,000		244,447
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.85	2/15/20	85,000		94,298
					590,085
Real Estate 1.7%
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	150,000		149,424
Federal Realty Investment Trust,
Sr. Unscd. Notes	5.40	12/1/13	50,000		49,693
Liberty Property,
Sr. Unscd. Notes	6.63	10/1/17	40,000		39,317
Prologis,
Sr. Unscd. Notes	6.63	5/15/18	50,000		48,313
Simon Property Group,
Sr. Unscd. Notes	5.75	5/1/12	140,000		148,221
Westfield Capital,
Gtd. Notes	4.38	11/15/10	75,000	[a]	76,063
					511,031
Residential Mortgage
Pass-Through Certificates .3%
CS First Boston Mortgage
Securities, Ser. 2005-6,
Cl. 1A2	0.51	7/25/35	96,284	[b]	77,764

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Retail .8%
Autozone,
Sr. Unscd. Notes	5.75	1/15/15	65,000		69,691
CVS Pass-Through Trust,
Pass Thru Certificates	8.35	7/10/31	54,777	[a]	62,368
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	45,000		44,041
Staples,
Gtd. Notes	9.75	1/15/14	45,000		54,582
					230,682
State/Territory
General Obligations .5%
State of California Build America
Taxable Various Purpose, Bonds	7.55	4/1/39	125,000		129,991
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	20,000		17,978
					147,969
Steel .2%
Arcelormittal,
Sr. Unscd. Notes	9.85	6/1/19	55,000		64,924
Technology .1%
Sungard Data Systems,
Gtd. Notes	10.63	5/15/15	35,000	[a]	37,887
Telecommunications 2.3%
CC Holdings GS V,
Sr. Scd. Notes	7.75	5/1/17	110,000	[a]	116,050
Digicel Group,
Sr. Unscd. Notes	12.00	4/1/14	100,000	[a]	113,250
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	50,000		53,500
Intelsat Subsidiary Holding,
Gtd. Notes	8.88	1/15/15	40,000	[a]	40,350

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Telecommunications (continued)
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	25,000		26,329
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	30,000		31,133
Telecom Italia Capital,
Gtd. Notes	7.72	6/4/38	30,000		34,898
Verizon Communications,
Sr. Unscd. Notes	7.35	4/1/39	35,000		41,814
Verizon Wireless Capital,
Sr. Unscd. Notes	5.55	2/1/14	110,000	[a]	119,971
Wind Acquisition Finance,
Sr. Notes	11.75	7/15/17	100,000	[a]	113,500
					690,795
Transportation .1%
Norfolk Southern,
Sr. Unscd. Notes	5.75	4/1/18	15,000		16,332
U.S. Government Securities 8.5%
U.S. Treasury Bonds
4.25%, 5/15/39			135,000		135,359
U.S. Treasury Notes:
2.50%, 3/31/13			625,000		643,506
3.50%, 2/15/18			628,000		640,217
4.88%, 4/30/11			1,085,000		1,154,339
					2,573,421
Total Bonds and Notes
(cost $26,709,689)					27,903,302

Short-Term Investments .2%

U.S. Treasury Bills;
0.06%, 1/14/10
(cost $59,992)			60,000	[d]	59,997

22

Other Investment 5.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,715,000)	1,715,000 [e]	1,715,000

Total Investments (cost $28,484,681)	98.3%	29,678,299
Cash and Receivables (Net)	1.7%	518,072
Net Assets	100.0%	30,196,371

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2009, these securities had a total market value of $5,928,590 or 19.6% of net assets.
b Variable rate security interest rate subject to periodic change.
c Principal amount stated in U.S. Dollars unless otherwise noted.
HUF Hungary Forint
MXN Mexican Peso
TRY Turkish Lira
d Held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)

	Value (%)	Value (%)

Corporate Bonds	56.9	Short-Term/Money Market Investments	5.9
Asset/Mortgage-Backed	16.4	State/Government General Obligations	.5
Foreign/Governmental	10.1
U.S. Government & Agencies	8.5		98.3

The Fund 23

STATEMENT OF FINANCIAL FUTURES October 31, 2009

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 10/31/2009 ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	35	7,616,328	December 2009	29,120
U.S. Treasury 30 Year Bonds	10	1,201,563	December 2009	(3,398)
Financial Futures Short
U.S. Treasury 5 Year Notes	6	(698,719)	December 2009	876
U.S. Treasury 10 Year Notes	29	(3,439,672)	December 2009	(18,084)
Gross Unrealized Appreciation				29,996
Gross Unrealized Depreciation				(21,482)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN October 31, 2009

	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options:
5-Year USD LIBOR-BBA,
November 2009 @ 2.72	826,000 [a]	(4,161)
5-Year USD LIBOR-BBA,
November 2009 @ 2.92	587,000 [a]	(7,135)
10-Year USD LIBOR-BBA,
September 2012 @ 4.5	1,343,000 [a]	(86,869)
10-Year USD LIBOR-BBA,
November 2009 @ 3.65	277,000 [a]	(3,598)
Put Options:
5-Year USD LIBOR-BBA,
November 2009 @ 2.72	826,000 [a]	(3,192)
5-Year USD LIBOR-BBA,
November 2009 @ 2.92	587,000 [a]	(1,764)
10-Year USD LIBOR-BBA,
September 2012 @ 4.5	1,343,000 [a]	(93,781)
10-Year USD LIBOR-BBA,
November 2009 @ 3.65	277,000 [a]	(2,239)
(Premiums received 208,476)		(202,739)

24

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

	Cost	Value

Assets ($):
Investments in securities See Statement of Investments:
Unaffiliated issuers	26,769,681	27,963,299
Affiliated issuers	1,715,000	1,715,000
Cash		569,978
Dividends and interest receivable		474,134
Unrealized appreciation on forward foreign currency
exchange contracts Note 4		45,085
Receivable for shares of Capital Stock subscribed		1,910
Prepaid expenses		16,899
		30,786,305
Liabilities ($):
Due to The Dreyfus Corporation and affiliates Note 3(d)		28,801
Payable for investment securities purchased		287,914
Outstanding options written, at value (premiums received $208,476)
See Statement of Options Written Note 4		202,739
Unrealized depreciation on forward foreign currency
exchange contracts Note 4		29,940
Payable for shares of Capital Stock redeemed		4,035
Payable for futures variation margin Note 4		2,765
Accrued expenses		33,740
		589,934
Net Assets ($)		30,196,371
Composition of Net Assets ($):
Paid-in capital		30,331,345
Accumulated distribution in excess of investment income net		(141,074)
Accumulated net realized gain (loss) on investments		(1,217,948)
Accumulated net unrealized appreciation (depreciation) on
investments, options transactions and foreign currency transactions
(including $8,514 net unrealized appreciation on financial futures)		1,224,048
Net Assets ($)		30,196,371

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	24,420,051	5,009,907	766,413
Shares Outstanding	1,975,782	406,962	62,004
Net Asset Value Per Share ($)	12.36	12.31	12.36

See notes to financial statements.

The Fund 25

STATEMENT OF OPERATIONS
Year Ended October 31, 2009

Investment Income ($):
Income:
Interest	1,731,692
Dividends;
Affiliated issuers	1,376
Total Income	1,733,068
Expenses:
Management fee Note 3(a)	141,302
Shareholder servicing costs Note 3(d)	72,461
Registration fees	39,706
Auditing fees	32,309
Custodian fees Note 3(d)	25,159
Distribution fees Note 3(c)	23,502
Prospectus and shareholders reports	11,711
Directors fees and expenses Note 3(b)	1,767
Loan commitment fees Note 2	41
Miscellaneous	36,196
Total Expenses	384,154
Less reduction in management fee due to undertaking Note 3(a)	(102,020)
Less reduction in fees due to earnings credits Note 1(c)	(1,222)
Net Expenses	280,912
Investment Income Net	1,452,156
Realized and Unrealized Gain (Loss) on Investments Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,197,772)
Net realized gain (loss) on options transactions	35,840
Net realized gain (loss) on financial futures	784,937
Net realized gain (loss) on swap transactions	(274,288)
Net realized gain (loss) on forward foreign currency exchange contracts	293,504
Net Realized Gain (Loss)	(1,357,779)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, financial futures, options transactions, swap transactions and forward foreign currency contracts (including $43,262 net unrealized appreciation on financial futures, ($5,822) net unrealized (depreciation) on options transactions, $300,972 net unrealized appreciation on swap transactions and ($294,393) net unrealized (depreciation) on forward foreign currency
exchange contracts)	6,086,510
Net Realized and Unrealized Gain (Loss) on Investments	4,728,731
Net Increase in Net Assets Resulting from Operations	6,180,887

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009	2008

Operations ($):
Investment income net	1,452,156	1,378,895
Net realized gain (loss) on investments	(1,357,779)	(176,410)
Net unrealized appreciation
(depreciation) on investments	6,086,510	(4,674,541)
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,180,887	(3,472,056)
Dividends to Shareholders from ($):
Investment income net:
Class A Shares	(1,121,488)	(1,230,034)
Class C Shares	(137,301)	(63,581)
Class I Shares	(34,633)	(38,386)
Net realized gain on investments:
Class A Shares		(243,474)
Class C Shares		(11,141)
Class I Shares		(7,770)
Total Dividends	(1,293,422)	(1,594,386)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	5,443,542	7,600,423
Class C Shares	3,180,907	1,070,703
Class I Shares	84,955
Dividends reinvested:
Class A Shares	1,032,659	1,393,256
Class C Shares	57,253	54,355
Class I Shares	34,633	46,156
Cost of shares redeemed:
Class A Shares	(5,036,167)	(7,634,108)
Class C Shares	(386,954)	(355,271)
Class I Shares		(200,000)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	4,410,828	1,975,514
Total Increase (Decrease) in Net Assets	9,298,293	(3,090,928)
Net Assets ($):
Beginning of Period	20,898,078	23,989,006
End of Period	30,196,371	20,898,078
Undistributed (distributions in excess of)
investment income net	(141,074)	211,867

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,

	2009	2008

Capital Share Transactions:
Class A
Shares sold	475,923	641,711
Shares issued for dividends reinvested	96,783	115,768
Shares redeemed	(480,908)	(632,491)
Net Increase (Decrease) in Shares Outstanding	91,798	124,988
Class C
Shares sold	295,490	90,216
Shares issued for dividends reinvested	5,332	4,539
Shares redeemed	(36,494)	(30,157)
Net Increase (Decrease) in Shares Outstanding	264,328	64,598
Class I
Shares sold	6,952
Shares issued for dividends reinvested	3,236	3,829
Shares redeemed		(15,911)
Net Increase (Decrease) in Shares Outstanding	10,188	(12,082)

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund s financial statements.

		Year Ended October 31,

Class A Shares	2009	2008	2007	2006[a]

Per Share Data ($):
Net asset value, beginning of period	10.06	12.62	12.95	12.50
Investment Operations:
Investment income net[b]	.68	.73	.81	.18
Net realized and unrealized gain
(loss) on investments	2.23	(2.40)	(.19)	.40
Total from Investment Operations	2.91	(1.67)	.62	.58
Distributions:
Dividends from investment income net	(.61)	(.73)	(.83)	(.13)
Dividends from net realized
gain on investments		(.16)	(.12)
Total Distributions	(.61)	(.89)	(.95)	(.13)
Net asset value, end of period	12.36	10.06	12.62	12.95
Total Return (%)[c]	30.10	(14.21)	4.98	4.69[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.53	1.78	1.74	2.75[e,f]
Ratio of net expenses
to average net assets	1.10	1.09	1.10	1.05[e]
Ratio of net investment income
to average net assets	6.25	6.24	6.37	4.62[e]
Portfolio Turnover Rate[g]	133.04	265.85	310.92	279.33[d]
Net Assets, end of period ($ x 1,000)	24,420	18,947	22,200	15,452

a From July 11, 2006 (commencement of operations) to October 31, 2006.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f The fund s expense ratio net of earnings credits for Class A was 2.71%.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009,
2008, 2007 and 2006, were 123.39%, 178.23%, 285.25% and 271.65%, respectively.

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class C Shares	2009	2008	2007	2006[a]

Per Share Data ($):
Net asset value, beginning of period	10.02	12.59	12.94	12.50
Investment Operations:
Investment income net[b]	.61	.64	.71	.15
Net realized and unrealized gain
(loss) on investments	2.22	(2.41)	(.18)	.40
Total from Investment Operations	2.83	(1.77)	.53	.55
Distributions:
Dividends from investment income net	(.54)	(.64)	(.76)	(.11)
Dividends from net realized gain
on investments		(.16)	(.12)
Total Distributions	(.54)	(.80)	(.88)	(.11)
Net asset value, end of period	12.31	10.02	12.59	12.94
Total Return (%)[c]	29.19	(14.95)	4.26	4.44[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.28	2.62	2.55	3.52[e,f]
Ratio of net expenses
to average net assets	1.85	1.84	1.85	1.80[e]
Ratio of net investment income
to average net assets	5.57	5.48	5.55	3.87[e]
Portfolio Turnover Rate[g]	133.04	265.85	310.92	279.33[d]
Net Assets, end of period ($ x 1,000)	5,010	1,430	982	846

a From July 11, 2006 (commencement of operations) to October 31, 2006.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f The fund s expense ratios net of earnings credits for Class C was 3.47%.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009,
2008, 2007 and 2006, were 123.39%, 178.23%, 285.25% and 271.65%, respectively.

See notes to financial statements.

30

		Year Ended October 31,

Class I Shares	2009	2008	2007[a]	2006[b]

Per Share Data ($):
Net asset value, beginning of period	10.06	12.62	12.95	12.50
Investment Operations:
Investment income net[c]	.71	.76	.84	.19
Net realized and unrealized gain
(loss) on investments	2.24	(2.41)	(.19)	.40
Total from Investment Operations	2.95	(1.65)	.65	.59
Distributions:
Dividends from investment income net	(.65)	(.75)	(.86)	(.14)
Dividends from net realized gain
on investments		(.16)	(.12)
Total Distributions	(.65)	(.91)	(.98)	(.14)
Net asset value, end of period	12.36	10.06	12.62	12.95
Total Return (%)	30.50	(14.06)	5.22	4.76[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.25	1.54	1.53	2.51[e,f]
Ratio of net expenses
to average net assets	.85	.84	.85	.81[e]
Ratio of net investment income
to average net assets	6.51	6.49	6.54	4.87[e]
Portfolio Turnover Rate[g]	133.04	265.85	310.92	279.33[d]
Net Assets, end of period ($ x 1,000)	766	521	807	786

a Effective June 1, 2007, Class R were redesignated as Class I shares.
b From July 11, 2006 (commencement of operations) to October 31, 2006.
c Based on average shares outstanding at each month end.
d Not annualized.
e Annualized.
f The fund s expense ratio net of earnings credits for Class I was 2.47%.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009,
2008, 2007 and 2006, were 123.39%, 178.23%, 285.25% and 271.65%, respectively.

See notes to financial statements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1 Significant Accounting Policies:

Dreyfus Strategic Income Fund (the fund ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the Company ), which is registered under the Investment Company Act of 1940, as amended (the Act ), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund s investment objective is to seek high current income as its primary goal and capital appreciation as its secondary goal. The Dreyfus Corporation (the Manager or Dreyfus ), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ( BNY Mellon ), serves as the fund s investment advisor.

MBSC Securities Corporation (the Distributor ), a wholly-owned subsidiary of the Manager is the distributor of the fund s shares. The fund is authorized to issue 300 million shares of $.001 par value Capital Stock.The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder service fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge ( CDSC ). Class I shares are sold primarily to bank trust departments and other financial service providers (includingThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and shareholder service fees, the allocation of certain transfer agency costs and voting rights on matters affecting a single class. Income,

32

expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 935,316 Class A, 50,630 Class C and 52,460 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ( FASB ) Accounting Standards Codification ( ASC ) has become the exclusive reference of authoritative U.S. generally accepted accounting principles ( GAAP ) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ( SEC ) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts ( forward con-tracts ) are valued each business day by an independent pricing service (the Service ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated

34

in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1 unadjusted quoted prices in active markets for
identical investments.

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 significant unobservable inputs (including the fund s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund s investments:

		Level 2 Other	Level 3
	Level 1	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
U.S. Treasury
Securities		2,633,418		2,633,418
Asset Backed		2,091,633		2,091,633
Corporate Bonds		17,186,388		17,186,388
Foreign Government		3,047,751		3,047,751
Municipal Bonds		147,969		147,969
Residential
Mortgage-Backed		77,764		77,764
Commercial
Mortgage-Backed		2,778,376		2,778,376
Mutual Funds	1,715,000			1,715,000
Other Financial
Instruments	29,996	45,085		75,081
Liabilities ($)
Other Financial
Instruments	(21,482)	(232,679)		(254,161)

Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of

36

assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as affiliated in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security s price to fall, potentially lowering the fund s share price. High yield ( junk ) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code ).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 30, 2009, the Board of Directors declared a cash dividend of $.040, $.032 and $.045 per share from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on November 2, 2009 (ex-dividend date), to shareholders of record as of the close of business on October 30, 2009.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,942, accumulated capital losses $1,208,139 and unrealized appreciation $1,067,223.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2009. If not applied, $356,747 of the carryover expires in fiscal 2016 and $851,392 expires in fiscal 2017.

38

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008 were as follows: ordinary income $1,293,422 and $1,431,173 and long-term capital gains $0 and $163,213, respectively.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for consent fees, paydowns gains and losses, amortization of premiums, foreign currency transactions and treatment of swap periodic payments, the fund decreased accumulated undistributed investment income-net by $511,675 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2 Bank Lines of Credit:

Effective October 14, 2009, the fund participates with other Dreyfus-managed funds in a $215 million unsecured credit facility led by Citibank, N.A. and the fund continues participation with other Dreyfus-managed funds in a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a Facility ), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2009, the fund did not borrow under the Facilities.

NOTE 3 Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager and the Company, the Company has agreed to pay the Manager a management fee computed at the annual rate of .60% of the value of the fund s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until March 1, 2010, so the expenses, exclusive of taxes, bro-

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

kerage fees, Rule 12b-1 distribution plan fees, shareholder services fees, interest expense, commitment fees and extraordinary expenses, do not exceed an annual rate of .85% of the value of the fund s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $102,020 during the period ended October 31, 2009.

(b) Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the Board-Group Open-End Funds ) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board-Group Open-End Funds will pay each Board member who is not an inter-ested person of the Company (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board-Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board-Group Open-End Funds also reimburse each Board member who is not an interested person of the Company (as defined in the 1940 Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board s Committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meetings or a joint telephone meeting of the Board-Group Open-End Funds, and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1,

40

2010), as applicable, is allocated between the Board-Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended October 31, 2009, the Distributor retained $1,409 from commissions earned on sales of the fund s Class A shares and $1,851 from CDSCs on redemptions of the fund s Class C shares.

(c) Under the Distribution Plan (the Plan ) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2009, Class C shares were charged $23,502, pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2009, Class A and Class C shares were charged $49,564 and $7,834, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $4,446 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2009, the fund was charged $1,222 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $25,159 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $6,397 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $14,628, Rule 12b-1 distribution plan fees $3,125, shareholder services plan fees $5,943, custodian fees $4,445, chief compliance officer fees $3,897 and transfer agency per account fees $748, which are offset against an expense reimbursement currently in effect in the amount of $3,985.

NOTE 4 Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions dur-

42

ing the period ended October 31, 2009, amounted to $34,878,921 and $29,173,918, respectively, of which $2,112,042 in purchases and $2,115,401 in sales were from mortgage dollar roll transactions.

The fund adopted the provisions of ASC Topic 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as hedges and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.The following tables show the fund s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2009 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)

Interest rate risk[1]	29,996	Interest rate risk[1,2]	(224,221)
Foreign exchange risk[3]	45,085	Foreign exchange risk[4]	(29,940)
Gross fair value of
derivative contracts	75,081		(254,161)

Statement of Assets and Liabilities location:
1	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Outstanding options written, at value.
3	Unrealized appreciation on forward foreign currency exchange contracts.
4	Unrealized depreciation on forward foreign currency exchange contracts.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

The effect of derivative instruments on the Statement of Operations during the period ended October 31, 2009 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)

			Forward
Underlying risk	Futures[5]	Options[6]	Contracts[7]	Swaps[8]	Total

Interest rate	784,937	35,840			820,777
Foreign exchange			293,504		293,504
Credit				(274,288)	(274,288)
Total	784,937	35,840	293,504	(274,288)	839,993

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)[9]

			Forward
Underlying risk	Futures	Options	Contracts	Swaps	Total

Interest rate	43,262	(5,822)			37,440
Foreign exchange			(294,393)		(294,393)
Credit				300,972	300,972
Total	43,262	(5,822)	(294,393)	300,972	44,019

Statement of Operations location:
5	Net realized gain (loss) on financial futures.
6	Net realized gain (loss) on options transactions.
7	Net realized gain (loss) on forward foreign currency exchange contracts.
8	Net realized gain (loss) on swap transactions.
9	Net unrealized appreciation (depreciation) on investments, financial futures, options transactions, forward foreign currency exchange contracts and swap transactions.

During the period ended October 31, 2009, the average market value of interest rate futures contracts was $8,381,514, which represented 35.59% of average net assets.The average market value of interest rate options contracts was $65,232, which represented .28% of average net assets.The average market value of forward contracts was $2,753,828, which represented 11.69% of average net assets.The average notional value of credit default swaps contracts was $347,692, which represented 1.48% of average net assets.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

44

Futures Contracts: In the normal course of pursuing its investment objectives, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund may invest in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at October 31, 2009 are set forth in the Statement of Financial Futures.

Options: A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.The fund may purchase and write (sell) put and call options primarily to hedge against changes in security prices, or securities that the fund intends to purchase, or against fluctuations in value caused by changes in prevailing market interest rates or other market conditions.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. As a writer of an option, the fund may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund s call/put options written for the period ended October 31, 2009:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
October 31, 2008	3,312,000	44,394
Contracts written	39,022,000	516,534
Contracts terminated:
Closed	19,875,000	196,125	311,713	(115,588)
Expired	16,393,000	156,327		156,327
Total contracts
terminated	36,268,000	352,452	311,713	40,739
Contracts outstanding
October 31, 2009	6,066,000	208,476

46

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)

Purchases:
Argentine Peso,
Expiring 12/4/2009	2,240,000	583,942	583,125	(817)
Brazilian Real,
Expiring 12/4/2009	1,010,000	578,796	569,305	(9,491)
British Pound,
Expiring 11/25/2009	280,000	459,060	459,471	411
Canadian Dollar,
Expiring 11/25/2009	280,000	271,778	258,772	(13,006)
Malaysian Ringgit,
Expiring 11/25/2009	910,000	269,231	266,355	(2,876)
Malaysian Ringgit,
Expiring 12/4/2009	1,970,000	578,136	576,403	(1,733)
Mexican New Peso,
Expiring 12/4/2009	7,720,000	581,448	581,995	547
Russian Ruble,
Expiring 12/4/2009	17,050,000	581,316	579,299	(2,017)

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)

Sales:
Euro,
Expiring 11/25/2009	175,000	261,567	257,522	4,045
Hungary Forint,
Expiring 11/25/2009	35,015,000	196,713	186,720	9,993
Mexican New Peso,
Expiring 11/25/2009	6,335,000	484,598	478,158	6,440
Turkish Lira,
Expiring 11/25/2009	1,030,000	705,673	682,024	23,649
Gross Unrealized Appreciation				45,085
Gross Unrealized Depreciation				(29,940)

Swaps: The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract s term/event with the exception of forward started interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

48

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum pay-outs for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.At October 31, 2009, the fund had no open credit default swaps.

GAAP includes required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. There are amendments, which require additional disclosures about the current status of the payment/performance risk of a guarantee.All changes to accounting policies have been made in accordance with these amendments and are

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

incorporated current period as part of the Notes to the Statement of Investments and disclosures within this Note.

At October 31, 2009, the cost of investments for federal income tax purposes was $28,509,532; accordingly, accumulated net unrealized appreciation on investments was $1,168,767, consisting of $1,889,686 gross unrealized appreciation and $720,919 gross unrealized depreciation.

NOTE 5 Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

50

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities, of Dreyfus Strategic Income Fund (the Fund ), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments, financial futures and options written, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from July 11, 2006 (commencement of operations) to October 31, 2006.These financial statements and financial highlights are the responsibility of the Fund s management.Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Income Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from July 11, 2006 (commencement of operations) to October 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

The Fund 51

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 0.38% of the ordinary dividends paid during the fiscal year ended October 31, 2009 as qualifying for the corporate dividends received deduction.Also, the fund hereby designates 85.92% of ordinary income dividends paid during the fiscal year ended October 31, 2009 as qualifying interest related dividends.

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BOARD MEMBERS INFORMATION (Unaudited)

The Fund 53

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

J.Tomlinson Fort, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

The Fund 55

OFFICERS OF THE FUND (Unaudited) (continued)

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For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ( SEC ) for the first and third quarters of each fiscal year on Form N-Q. The fund s Forms N-Q are available on the SEC s website at http://www.sec.gov and may be reviewed and copied at the SEC s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $384,105 in 2008 and $271,095 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $48,675 in 2008 and $32,490 in 2009. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $27,950 in 2008 and $19,935 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2008 and $0 in 2009.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

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Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,532,612 in 2008 and $3,802,000 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.

(a)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

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(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	December 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	December 23, 2009

By:	/s/ James Windels
James Windels
Treasurer

Date:	December 23, 2009

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EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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Exhibit (a)(1)

[INSERT CODE OF ETHICS]

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